united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247

(Address of principal executive offices)            (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code:(513) 661-3100

Date of fiscal year end:12/31

Date of reporting period:12/31/21

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT
JOHNSON EQUITY INCOME FUND – JEQIX
JOHNSON OPPORTUNITY FUND – JOPPX
JOHNSON INTERNATIONAL FUND – JINTX
JOHNSON FIXED INCOME FUND – JFINX
JOHNSON MUNICIPAL INCOME FUND – JMUNX
December 31, 2021
Johnson Mutual Funds Trust
3777 West Fork Road | Cincinnati, Ohio 45247
513.661.3100 | 800.541.0170 | Fax 513.661.4901
WWW.JOHNSONMUTUALFUNDS.COM

JOHNSON MUTUAL FUNDS	December 31, 2021

LETTER FROM THE FUND PRESIDENT	DECEMBER 2021

We are pleased to present you with the Johnson Mutual Funds’ December 31, 2021 Annual Report to Shareholders. On the following pages we have provided commentary on the performance of each of the Funds in 2021 as well as the relative performance compared to an appropriate index.
The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.
Overall Market Commentary
The 28.71% gain for the S&P 500 Index (“S&P”) in 2021 proves yet again how unpredictable stock markets are in the short-term. The rebound that began in March 2020 continued unabated through 2021, despite multiple headwinds. The S&P has more than doubled since the lows last spring. Once again international stocks lagged U.S. stocks, but still made headway. As interest rates generally rose with fits and starts, bond indices fell slightly. Commodity prices increased dramatically, especially energy-related ones like crude oil and natural gas.
Stock market gains occurred despite high levels of fear and uncertainty, amid a global pandemic, government lockdowns, recession, severe disruptions in the labor market and supply chain, a contentious election, rising inflation, and historic amounts of government spending (not to mention lots of political wrangling along the way).
Amazingly, the gains came with little volatility for the overall S&P. Normally such a list of catalysts would lead to at least one 10% correction, but only once did the market even fall as much as 5% from the peak. Each time the market began to drop, optimism prevailed and more money flowed in. However, the gains for the overall S&P hide the fact that there was a wide disparity throughout the year between the best and worst performers, so in this case, a rising tide did not lift all boats. Energy, real estate, financials, and technology sectors outperformed the S&P while telecom, utilities, health care, and consumer staples lagged.
There are several reasons the market did so well amid the turmoil. High corporate earnings growth was a major contributor. Earnings growth was extraordinarily high this year, admittedly off a low base. Some of the market’s largest contributors experienced revenue and profit gains despite the economic upheaval, and in some cases because of it. For example, tech and consumer companies, as well as those tied to residential real estate, have benefited from the changes brought about over the last year and a half. The market also benefited from increased appetite from investors willing to pay a higher multiple for those earnings.
On a broader level, monetary stimulus from the Fed and other central banks has supported risk taking. While the Fed has indicated its plans to reduce stimulus, it is clear it intends to make the process slow and tolerable to the market. Low interest rates have decreased the appeal of conservative investments and allowed businesses and consumers to borrow more easily. At the same time, government stimulus (extended unemployment compensation, advance child tax credits, student loan forbearance, eviction moratoriums, etc.) has kept consumers flush with cash.
In addition, there are numerous encouraging signs in the labor market and economy at large. There are plenty of remaining dislocations that resulted from the pandemic, but economic data provide evidence that people are returning to normal activity as the novelty of the virus and its mutations fades. While the Omicron variant was a headline late in the year, increasing adoption and confidence in vaccination efficacy overwhelmed those concerns.
Inflation Update
The hot topic of the year other than the pandemic was inflation. Inflation and interest rates are infamous in terms of their lack of predictability. Indeed, inflation itself is a number that very few agree how to measure. There are numerous inflation statistics, none of which are perfect. However, most consumers didn’t have to look far to realize it was upon us. For many this was evident at the grocery store and especially in the used car market. But prices of all kinds of items were notably higher throughout the year. The housing market was no exception, and higher energy prices also hit consumer pockets. On the bright side, Social Security recipients will receive a significant cost of living adjustment to their benefit in 2022.

1

LETTER FROM THE FUND PRESIDENT	DECEMBER 2021

Initially it was clear the shutdowns were generating shortages and price increases. What’s more difficult to determine is which of these will stick even after the unwinding of the shortages is complete. In some cases, supply chains and market dynamics could cause these shortages and higher prices to persist for many years to come. The housing market is one such case. Building houses takes time, and there are far more buyers lined up to build or buy homes than there are existing or new houses to be had.
The U.S. Bureau of Labor Statistics (BLS), which compiles one of the primary indexes of inflation called the Consumer Price Index (CPI), saw prices increase by 6.8% in the 12-month period ended November 2021. This is the highest rate since the early 1980s.
Hawkish Shift at the Fed
The rise of inflation and its continued presence has cast doubt upon the initial label of  “transitory.” This term was used repeatedly by the Fed to characterize what it believed to be the short-term nature of higher prices. As the year wore on and inflation showed no signs of slowing, the Fed began to somewhat change its tone. It began to signal to the market that the wide-open spigot would begin to slowly shut off.
First, it announced plans to taper bond purchases. These purchases provide liquidity to the financial system while helping reduce interest rates. Then, it took the next step to begin to taper those bond purchases. Finally, it decided to double the pace of tapering, and went even further by signaling potential rate hikes in the coming year. Expectations have increased for “liftoff” to come as early as the first quarter of 2022.
Despite the Fed’s cautious tone, it remains likely the most acute price pressure is coming from a narrow list of industries, especially in consumer goods and durable goods. These industries experienced significant pull-forward in demand during COVID. These tend to be industries that rely on global supply chains, which were also highly disrupted which only added to the strain. Ultimately, demand for those items should normalize or even fall below pre-pandemic trends, while supply chains also clear up and return to normal. Increasing global vaccination rates, especially in export-dependent emerging market countries, should aid in this normalization.
Legislation Outlook
In the wake of the 2020 elections the Democratic majority laid out ambitious plans, including tax hikes and other initiatives that are typically bearish for stocks. This agenda was only partially implemented in 2021, mostly because of the 50-50 spilt in the Senate. The Infrastructure Bill was passed and signed into law late in the year, but the so called “Reconciliation” bill, larger and more controversial, was held up by the Senate. The Democrats were unable to convince any Republicans or moderate Democrat Joe Manchin that the bill was good enough.
This legislation will be picked up again in 2022, and it remains to be seen what the final details will be. However, some of the initial provisions had been removed from the bill given the stiff opposition from the likes of Senator Manchin.
Looking Ahead
Once again, we enter a new year on the heels of a fantastic run, with the Dow Jones Industrial Average and S&P 500 at or above record highs. It’s tempting at these times to assume the market is due for a pullback soon. This is a reasonable assumption that is often wrong, and thus should be held lightly. A few reminders are in order.
First, valuation is not a good market-timing tool. The market can continue to rise despite the current level of various valuation metrics. It’s better to view such measures as an indicator of return potential in the coming 3-5 years as opposed to a buy or sell signal. Higher valuations signal lower returns are likely, but there could be significant periods of strength within those coming years. The market can often generate meaningful gains in the later stages of bull markets.
Second, it’s important to remember the stock market rises more than it falls. It has a long track record of experiencing positive returns more often than negative (roughly 3 out of every 4 years). Long-term investors have been much better off as optimists than pessimists. This is also true of the economy. It has proved to be a bad bet for a long time to underestimate innovation, free enterprise, and the desire of consumers to spend around the world.

2

LETTER FROM THE FUND PRESIDENT	DECEMBER 2021

Finally, diversified investors with a long-term focus have little to fear. Investing in quality stocks and bonds, with proper asset allocation customized to each situation allows them to sleep at night knowing their cash flow is not in jeopardy. Even when the inevitable corrections and bear markets occur, there is no cause for panic for such investors, who can continue to live as before and even take advantage of those selloffs to buy stocks on sale.
Disclaimer:
Any expectations presented should not be taken as a guarantee or other assurance as to future results. Our opinions are a reflection of our best judgment at the time this presentation was created, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events or otherwise. The material contained herein is based upon proprietary information and is provided purely for reference and as such is confidential and intended solely for those to whom it was provided by Johnson Investment Counsel.

3

JOHNSON EQUITY INCOME FUND	PERFORMANCE REVIEW – DECEMBER 31, 2021

The Johnson Equity Income Fund returned 25.96% for 2021. The Fund underperformed its benchmark, the S&P 500 Index, return of 28.71%. The Fund outperformed the Lipper Equity Income Index return of 24.57%. The Lipper Equity Income Index is not the benchmark but an index consisting of the thirty largest equity income-oriented mutual funds.
2021 provided the third consecutive year of above-average, double-digit equity returns for the Fund as corporate earnings growth rebounded strongly and earnings estimate revisions for the year were the strongest on record. The strong equity returns were led by outperformance from the Energy, Real Estate, Financials, and Information Technology sectors. All eleven sectors generated returns of 15% or greater, although seven out of the eleven sectors underperformed the S&P 500 benchmark.
Looking at the entire S&P 500 universe of stocks there were no meaningful style headwinds based on growth versus value, dividend yield, market cap size, or quality characteristics. The relative underperformance for the year essentially came down to a handful of stocks that had unusually large negative contributions.
Analyzing the Fund’s relative performance, higher allocations to the Financials and Real Estate sectors along with an underweight in the Communication Services and Consumer Discretion sectors contributed positively to relative performance. Detractors to relative performance included overweight allocations in the Consumer Staples and Industrials sectors along with an underweight in the Information Technology sector.
Stock selection was positive in the Industrials, Communication Services, and Financials sector, but the positive contribution from these sectors was overwhelmed by negative stock selection in the Information Technology sector, as well as select stocks in the Consumer and Healthcare sectors. There were fifteen individual stocks held in the Fund that had returns greater than 40%, representing seven different sectors. The strongest performing stocks in the portfolio included Alphabet, Costco Wholesale, Accenture, Carlisle, and Nasdaq, all returning greater than 60%.
The drags on relative performance were a mix of what the Fund did own and did not own. The payments industry, an overweight in the Fund (Fidelity National Information Services, Visa, and Mastercard), was a material laggard last year. We remain confident there is long-term growth in the industry despite continued COVID related disruptions to spending and concerns around potentially disruptive new decentralization technology for payments processing. In addition to the drag from payments, outsized positive returns in a handful of low or no dividend stocks (Tesla and Nvidia) were major contributors to the index’s 2021 return, and a drag on relative performance.
Average Annual Total Returns	as of December 31, 2021
	Equity Income Fund	S&P 500 Index
One Year	25.96%	28.71%
Three Years	23.76%	26.07%
Five Years	18.19%	18.47%
Ten Years	14.70%	16.55%
Holdings by Industry Sector
Sector Allocation	% of Net Assets
Information Technology	21.2%
Industrials	14.6%
Health Care	13.8%
Financial Services	12.9%
Consumer Staples	10.8%
Consumer Discretionary	8.6%
Communication Services	4.4%
Materials	4.0%
Energy	3.4%
Real Estate	3.0%
Utilities	1.9%
Cash Equivalents	1.3%
Other:
Net Other Assets (Liabilities)	0.1%
100.0%

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund, and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

Johnson Opportunity Fund	Performance Review – December 31, 2021

The Johnson Opportunity Fund had a net total return of 30.59% in 2021, outperforming the Russell 2500 Index’s 18.18% return. Small and mid-sized stocks (SMID cap) finished at a record annual closing high, completing a third consecutive year of double-digit gains, something that has not happened since 1995-1997. This was the heart of that decade’s Technology stock boom. More speculative areas of the market did weaken later in the year as investors grew anxious ahead of the expected tightening of monetary policy, but the consensus earnings growth outlook held steady after a long year of rapidly rising estimates.
The growth versus value style dynamic remains very interesting. In large-cap stocks, growth beat value again in 2021, but the opposite occurred in the SMID cap realm, with the Russell 2500 value outperforming growth, +27.8% vs. +5.0% respectively. Real Estate and Financials were the top performing sectors in the market, reflecting the value stock preference of investors. SMID cap growth’s underperformance can be attributed to higher exposure to unprofitable, speculative stocks, which experienced meaningful valuation bleed during the year. Yet, even with last year’s large style performance differential, growth stocks remain priced higher than they have historically been, and trade at a significant valuation premium to value stocks.
Quality stocks, a key attribute of our investment philosophy, were broadly in favor during the year and an intentional tilt toward mid cap stocks versus small cap was also additive to relative performance. Sector positioning was a positive, but the majority of the Fund’s outperformance came from stock selection, with nine of the eleven sectors showing a positive attribution effect. The top two contributors were holdings in the Finance sector, Signature Bank and American Financial Group. These stocks not only benefitted from the sector’s positive response to higher interest rates during the year, but also had above industry growth rates and rapidly rising earnings estimates. Several of the other top performers included quality cyclical stocks, such as ON Semiconductor, nVent Electric, and Comfort Systems USA, who have been able to capitalize on economic improvement and rising prices in many end markets.
With monetary policy likely to get tighter and fiscal stimulus waning into 2022, we are emphasizing risk management more at the margin than return opportunities given that market valuation is historically high. But we are not overly cautious, and we take a consistent approach which recognizes that investing in opportunities in quality stocks never really goes out of season. With interest rates still so low, investors may continue to prefer the risk of stocks and the opportunities for higher returns they offer.
Average Annual Total Returns	as of December 31, 2021
	Opportunity Fund	Russell 2500 Index
One Year	30.59%	18.18%
Three Year	21.90%	21.91%
Five Years	12.70%	13.75%
Ten Years	13.75%	14.15%
Holdings by Industry Sector
Sector Allocation	% of Net Assets
Industrials	21.4%
Information Technologies	18.4%
Financial Services	15.6%
Health Care	9.7%
Materials	9.5%
Consumer Discretionary	9.3%
Real Estate	6.0%
Utilities	3.2%
Cash Equivalents	2.4%
Consumer Staples	2.2%
Communications	1.3%
Energy	1.0%
Other:
Net Other Assets (Liabilities)	0.0%
100.0%

Long-term capital growth is the objective of the Johnson Opportunity Fund, and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Russell 2500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell Midcap Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

5

Johnson International Fund	Performance Review – December 31, 2021

The Johnson International Fund had a total net return of 10.00% in 2021, outperforming the MSCI ACWI ex-US Index’s 7.82% return. Returns were strong across global developed markets, however the MSCI Emerging Markets Index was a significant laggard, posting a -2.5% return, as two of its biggest country components, China and Brazil, experienced bear market declines. The Fund’s underweight position in emerging markets helped relative returns, and security selection was also additive, with positive attribution effect in seven of the eleven sectors.
Improvements to the health of the global economy continued in 2021, coming out of the prior year’s pandemic-driven recession. Many of the Fund’s top performers included cyclical stocks, such as Infosys Technologies, United Microelectronics, Schneider Electric, and Publicis Group, who were all able to capitalize on economic improvement and rising prices in a variety of different end markets. In addition, the Fund’s supermarket holdings, Wal-Mart de Mexico SAB de CV and Shoprite Holdings Ltd, benefitted from improved profit margins and accelerating earnings growth. Other top contributors included Novo Nordisk and Cie Financiere Richemont.
While the Fund had less emerging market exposure than the index, these types of stocks did heavily populate the list of bottom performers. Chinese stocks struggled amid growth declines and valuation pressures, relating to a variety of local factors. These include bankruptcy concerns with a large Chinese real estate company, Evergrande, and government actions that led to strict COVID policies and threatening regulatory pressures. Large Technology leaders such as Alibaba Group Holding Ltd., Baidu.com, and Tencent Holdings Ltd, were among the Fund’s worst performers. Capital also flowed out of South America, and the Brazilian stocks of Enersis SA, Companhia Siderurgica Nacional, and Vale SA were also bottom performers.
International stocks have now trailed U.S. stocks for a record sixth straight year and a stronger dollar also clipped international stock returns for US investors last year. As you might expect, repeated underperformance has created a widening valuation gap between markets. International stocks now have more than a two standard deviation discount to the historical P/E relationship with U.S. stocks. International stocks also offer higher dividend yields today. While fundamentals have certainly been weaker for many foreign countries, a strong valuation case remains for international stocks being an important part of a diversified portfolio.
Average Annual Total Returns	as of December 31, 2021
	International Fund	MSCI ACWI ex US Index
One Year	10.00%	7.82%
Three Years	11.96%	13.18%
Five Years	8.78%	9.61%
Ten Years	6.89%	7.28%
Asset Allocation by Country	as of December 31, 2021
Japan	16.96%	Hong Kong	3.63%
UK	9.99%	India	2.82%
Canada	9.41%	Australia	2.79%
Other*	8.94%	Mexico	2.09%
Switzerland	8.24%	Denmark	2.04%
China	8.00%	Russia	2.01%
France	7.88%	South Korea	1.91%
Germany	6.28%	Netherlands	1.75%
Taiwan	3.66%	South Africa	1.60%

*
Countries in “Other” category include: Belgium, Brazil, Chile, Israel, Italy, Norway, Philippines, Singapore, Spain, and Sweden.

Long-term capital growth is the objective of the Johnson International Fund, and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts). The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. A shareholder cannot invest directly in the MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI ACWI ex US Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

6

Johnson Fixed Income Fund	Performance Review – December 31, 2021

The Johnson Fixed Income Fund provided a total return of  -2.37% during 2021, compared to a -1.54% return for the Bloomberg US Aggregate Index.
Bond yields increased sharply during the early part of the year as the economic recovery gained momentum. Widespread vaccinations, economic reopening, and ongoing stimulus spurred economic growth but also fueled investor fear of rising inflation. As a result, in the first half of the year, short-term interest rates remained largely unchanged, while longer-term interest rates rose significantly. Inflation remained elevated during the second half of the year, causing the Federal Reserve (“Fed”) to shift its focus toward tightening policy. As a result, short-term interest rates rose, while long-term rates remained steady. Overall, the Fund’s modestly longer duration relative to its benchmark was a slight headwind to performance while the Fund’s yield curve positioning had more mixed results during the year. Within the strategy’s Government bond allocation, our positioning was beneficial as long-term interest rates rose less than short and intermediate rates. Our discipline of focusing the credit portfolio within intermediate maturities was a modest headwind as intermediate-maturity rates rose meaningfully.
After beginning the year at low levels, credit spreads continued to consistently tighten throughout the first half of this year, before modestly widening to finish the year largely unchanged. Performance across sectors was uneven, however, as low-quality, cyclical sectors outperformed high-quality, more stable industries. Additionally, long duration corporate bonds outperformed intermediate-duration corporate bonds. While ongoing spread tightening was beneficial to the Fund’s relative performance, the Fund’s focus on high-quality, intermediate-maturity corporates was a modest headwind during the year. Looking forward, further spread tightening is likely to be somewhat limited by historically tight valuations in the credit market. Despite this limitation, the Fund’s emphasis on corporate bonds should help provide a modest yield advantage versus the benchmark, which should be beneficial for performance going forward. The Fund’s security selection within mortgage-backed securities was also beneficial for performance as the Fed’s plan to begin tapering asset purchases negatively impacted the most recently issued, current coupon bonds the most, which the Fund seeks to avoid.
The Fed is likely to dominate market headlines throughout the coming year. Within just a few months, the Fed has embarked upon tapering asset purchases, doubled the pace of tapering, and is now hinting at the possibility of near-term interest rate hikes and even outright balance sheet contraction. There has been a clear shift in the Fed’s mindset, abandoning its more patient approach for an increasingly hawkish tilt aimed at slowing inflation. While recent economic performance and inflation have both been quite robust, we ultimately believe that as the impact of fiscal stimulus wanes, the macroeconomic environment should moderate throughout the coming year. As a result, we continue to position duration roughly neutral versus the benchmark. We also continue to reiterate our discipline to remain overweight high-quality bonds in counter-cyclical industries to limit the Fund’s exposure to spread volatility should the market correct. The combination of historically low interest rates and tight credit spreads is likely to lead to subdued fixed income returns going forward. Finally, as the Fed embarks upon its policy tightening, we continue to believe that our disciplined approach remains well-positioned to weather possible bouts of market volatility.
Average Annual Total Returns	as of December 31, 2021
	Fixed Income Fund	Bloomberg Barclays Capital Aggregate Index
One Year	-2.37%	-1.54%
Three Years	4.59%	4.79%
Five Years	3.27%	3.57%
Ten Years	2.80%	2.90%
Holdings by Industry Sector
Sector Allocation	% of Net Assets
Bank & Finance	22.5%
US Govt Treasury Obligations	21.9%
Industrial	19.0%
US Agency Obligations Mortgage Backed	17.2%
Utilities	12.8%
Taxable Municipal	2.6%
US Agency Obligations	2.3%
Preferred Stocks	0.7%
Cash Equivalents	0.3%
Certificates of Deposit	0.0%
Other:
Net Other Assets (Liabilities)	0.7%
100.0%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital Aggregate Index. The Barclays Capital Aggregate Index is the benchmark. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

7

Johnson Municipal Income Fund	Performance Review – December 31, 2021

The Johnson Municipal Income Fund provided a total return of 0.30% during 2021 compared to 1.52% for the Bloomberg Barclays Municipal Bond Index.
After declining throughout 2020, short and long maturity municipal bond yields rose modestly during 2021, while intermediate maturity yields rose more sharply. Despite this headwind, income generated by the portfolio pushed total returns into positive territory. Tax-exempt municipal bonds outperformed other fixed-income products as municipal bond yields rose to a lesser degree relative to U.S. treasury yields, and municipal credit spreads tightened as a result of resilient investor demand. Investor sentiment regarding municipal credit health improved on the tailwinds of strong tax revenue collection growth from pre-pandemic levels, economic re-openings, and vaccinations. Concerns regarding tax-law reform also subsided as the Democrat’s Build Back Better plan remained curtailed, contributing further to robust investor demand and the outperformance of tax-exempt municipal bonds. Municipal bond mutual funds experienced the fastest pace of inflows in history, causing investors to reach for yield in lower quality issuers as supply was unable to keep up with demand for tax-free securities. As a result, the Fund’s focus on higher-quality securities detracted from relative performance during the year as the lowest quality issuers outperformed.
New municipal bond issuance in 2021 slightly outpaced that of 2020 but remained just below the trailing five-year average. This elevated supply underwhelmed the market as demand for tax-exempt municipal bonds remains consistent and robust. In the coming months, Federal Reserve (“Fed”) policy shifts have the potential to put significant pressure on municipal bond yields, which could result in more attractive reinvestment opportunities for municipal investors. We maintain a high-quality focus as low-quality securities remain expensive relative to prior periods. There does still remain a degree of uncertainty for lower quality and economically-sensitive revenue dependent municipal issuers. The Fund avoids such securities by maintaining a strict focus on high quality municipal issuers. Over 70% of the Fund is rated AA or higher. Furthermore, the Fund is diversified by issuer, sector and state with approximately 26% of its assets in states other than Ohio.
The Fed is likely to dominate market headlines throughout the coming year. Within just a few months, the Fed has embarked upon tapering asset purchases, doubled the pace of tapering, and is now hinting at the possibility of near-term interest rate hikes and even outright balance sheet contraction. There has been a clear shift in the Fed’s mindset, abandoning its more patient approach for an increasingly hawkish tilt aimed at slowing inflation. While recent economic performance and inflation have both been quite robust, we ultimately believe that as the impact of fiscal stimulus wanes, the macroeconomic environment should moderate throughout the coming year. As a result, the Fund’s duration continues to be positioned modestly long relative to its benchmark. We also continue to reiterate our discipline to remain overweight high-quality bonds in stable cash flow sectors to limit the Fund’s exposure to spread volatility should the market correct. The combination of historically low interest rates and tight credit spreads is likely to lead to subdued fixed income returns going forward. Finally, as the Fed embarks upon its policy tightening, we continue to believe that our disciplined approach remains well-positioned to weather possible bouts of market volatility.
Average Annual Total Returns	as of December 31, 2021
	Municipal Income Fund	Bloomberg Barclays Municipal Bond Index	Bloomberg Barclays Municipal Bond: 5 Year GO Index
One Year	0.30%	1.52%	0.29%
Three Years	3.66%	4.73%	3.27%
Five Years	3.02%	4.17%	2.91%
Ten Years	2.49%	3.72%	2.22%

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund, and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

8

EQUITY INCOME FUND	Portfolio of Investments as of December 31, 2021

Common Stocks	Shares	Fair Value
Alphabet Inc. – Class A*	4,735	$13,717,484
Comcast Corp. – Class A	177,800	8,948,674
Walt Disney Co.*	25,350	3,926,462
4.4% – Total For Communication Services		$26,592,620
Lowe’s Companies Inc.	57,000	14,733,360
Nike Inc. – Class B	41,000	6,833,470
TJX Companies Inc.	167,240	12,696,861
VF Corporation	244,800	17,924,256
8.6% – Total For Consumer Discretionary		$52,187,947
Coca Cola Co.	208,920	12,370,153
Dollar General Corp.	82,000	19,338,060
Pepsico Inc.	35,200	6,114,592
Procter & Gamble Co.	79,690	13,035,690
Unilever PLC ADR	281,800	15,158,022
10.8% – Total For Consumer Staples		$66,016,517
Chevron Corp.	70,890	8,318,942
Williams Companies Inc.	475,000	12,369,000
3.4% – Total For Energy		$20,687,942
Axis Capital Holdings Ltd.	234,250	12,759,597
First Horizon National Bank	1,134,681	18,529,341
M&T Bank Corp.	77,500	11,902,450
Marsh & McLennan Companies Inc.	71,800	12,480,276
Nasdaq Inc.	56,800	11,928,568
Willis Towers Watson PLC	47,200	11,209,528
12.9% – Total For Financial Services		$78,809,760
Abbott Laboratories	97,435	13,713,002
Danaher Corp.	37,043	12,187,517
Medtronic PLC	107,000	11,069,150
UnitedHealth Group Inc.	41,300	20,738,382
Zimmer Biomet Holdings	99,600	12,653,184
Zoetis Inc.	57,276	13,977,062
13.8% – Total For Health Care		$84,338,297
Amphenol Corp – Class A	227,300	19,879,658
Honeywell International Inc.	49,000	10,216,990
Hubbell Inc.	62,300	12,975,221
Illinois Tool Works Inc.	52,000	12,833,600
nVent Electric PLC	323,300	12,285,400
Paccar Inc.	106,040	9,359,090
Waste Management Inc.	68,600	11,449,340
14.6% – Total For Industrials		$88,999,299
Carlisle Cos Inc.	50,140	12,440,737
PPG Industries, Inc.	69,495	11,983,718
4.0% – Total For Materials		$24,424,455
Common Stocks	Shares	Fair Value
Accenture PLC – Class A	31,920	$13,232,436
Adobe Inc.*	29,080	16,490,105
Analog Devices, Inc.	108,000	18,983,160
Apple Inc.	73,760	13,097,563
Fidelity National Information Services Inc.	115,600	12,617,740
Mastercard Inc. – Class A	32,350	11,624,002
Microsoft Corp.	58,360	19,627,635
S&P Global Inc	11,240	5,304,493
VISA Inc. – Class A	85,700	18,572,047
21.2% – Total For Technology		$129,549,181
American Tower Corp.	61,857	18,093,173
3.0% – Total For Real Estate		$18,093,173
Alliant Energy Corp.	186,300	11,451,861
1.9% – Total For Utilities		$11,451,861
Total Common Stocks 98.6%		$601,151,052
(Identified Cost $393,786,745)
Cash Equivalents
First American Government Obligation Fund, Class Z**	8,225,688	8,225,688
Total Cash Equivalents 1.3%		$8,225,688
(Identified Cost $8,225,688)
Total Portfolio Value 99.9%		$609,376,740
(Identified Cost $402,012,433)
Other Assets in Excess of Liabilities 0.1%		$336,549
Total Net Assets 100.0%		$609,713,289

*
Non-income producing security.

**
Variable Rate Security; as of December 31, 2021, the 7 day annualized yield was 0.02%.

ADR – American Depositary Receipt
PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

9

OPPORTUNITY FUND	Portfolio of Investments as of December 31, 2021

Common Stocks	Shares	Fair Value
New York Times Co – Class A	34,700	$1,676,010
1.3% – Total For Communications		$1,676,010
BorgWarner Inc.	19,600	883,372
Burlington Stores Inc.*	3,000	874,530
Hibbett Sports Inc.	19,400	1,395,442
Kimball International Inc. – Class B	92,100	942,183
Lithia Motors Inc. – Class A	5,500	1,633,225
LKQ Corp.	22,300	1,338,669
Rocky Brands Inc.	22,800	907,440
Sleep Number Corp.*	17,700	1,355,820
Steven Madden LTD	20,500	952,635
Williams-Sonoma Inc.	8,300	1,403,779
9.3% – Total For Consumer Discretionary		$11,687,095
BJs Wholesale Club Holdings Inc.*	28,700	1,922,039
Reynolds Consumer Product Inc.	26,800	841,520
2.2% – Total For Consumer Staples		$2,763,559
World Fuel Services Corp.	48,500	1,283,795
1.0% – Total For Energy		$1,283,795
American Financial Group Inc.	15,000	2,059,800
Arrow Financial Corp.	52,406	1,846,263
Axis Capital Holdings Ltd.	17,700	964,119
Diamond Hill Investment Group Inc.	4,900	951,727
Everest Re Group Ltd.	8,300	2,273,536
Farmers National Banc Corp.	130,400	2,418,920
First Horizon National Bank Corp.	115,724	1,889,773
Reinsurance Group of America Inc.	16,000	1,751,840
SEI Investments Co.	35,100	2,138,994
Signature Bank	3,000	970,410
Wintrust Financial Corp.	26,300	2,388,566
15.6% – Total For Financial Services		$19,653,948
Catalent Inc.*	9,000	1,152,270
Charles River Laboratories International Inc.*	5,500	2,072,290
Chemed Corp.	3,400	1,798,736
Collegium Pharmaceutical Inc.*	81,400	1,520,552
Globus Medical Inc. – Class A*	21,000	1,516,200
LeMaitre Vascular Inc.	28,100	1,411,463
Universal Health Services Inc. – Class B	10,200	1,322,532
US Physical Therapy Inc.	15,600	1,490,580
9.7% – Total For Health Care		$12,284,623
AMN Healthcare Services Inc.*	20,000	2,446,600
Common Stocks	Shares	Fair Value
Applied Industrial Technologies Inc.	23,700	$2,433,990
Comfort Systems USA Inc.	20,800	2,057,952
Donaldson Company Inc.	22,400	1,327,424
Gorman-Rupp Co.	50,500	2,249,775
Hubbell Inc.	7,800	1,624,506
IDEX Corp.	6,900	1,630,608
Littelfuse Inc.	6,900	2,171,292
Nordson Corp.	7,800	1,991,106
nVent Electric PLC	63,500	2,413,000
Regal Rexnord Corp.	12,000	2,042,160
A.O. Smith Corp.	24,200	2,077,570
Watsco Inc.	5,200	1,626,976
Watts Water Tech Inc. – Class A	4,800	932,016
21.4% – Total For Industrials		$27,024,975
Avery Dennison Corp.	9,700	2,100,729
Avient Corp.	36,000	2,014,200
Carlisle Companies Inc.	8,900	2,208,268
H.B. Fuller Co.	26,800	2,170,800
RPM International Inc.	15,600	1,575,600
Sonoco Products Co.	32,000	1,852,480
9.5% – Total For Materials		$11,922,077
Amdocs Ltd.	9,900	740,916
Black Knight Inc.*	18,800	1,558,332
Blackbaud Inc.*	12,500	987,250
Bottomline Technologies*	24,600	1,389,162
CACI International Inc.*	3,300	888,393
Fair Isaac Corp.*	4,100	1,778,047
Globant S.A*	4,800	1,507,632
ICF International Inc.	12,000	1,230,600
IPG Photonics Corp.*	8,900	1,532,046
Lumentum Holdings Inc.*	14,700	1,554,819
Maximus Inc.	22,800	1,816,476
Mimecast Ltd.*	26,800	2,132,476
On Semiconductor Corp.*	27,400	1,861,008
Paylocity Holding Corp.*	4,100	968,256
PTC Inc.*	13,200	1,599,180
Tyler Technologies Inc.*	1,700	914,515
Wex Inc.*	4,900	687,911
18.4% – Total For Technology		$23,147,019
Americold Realty Trust	25,400	832,866
Camden Property Trust	6,400	1,143,552
Equity Lifestyle Properties Inc.	13,200	1,157,112
First Industrial Realty Trust Inc.	30,900	2,045,580
National Retail Properties Inc.	13,500	648,945
Stag Industrial Inc.	37,400	1,793,704
6.0% – Total For Real Estate		$7,621,759

The accompanying notes are an integral part of these financial statements.

10

OPPORTUNITY FUND	Portfolio of Investments as of December 31, 2021

Common Stocks	Shares	Fair Value
Atmos Energy Corp.	14,500	$1,519,165
Portland General Electric Co.	22,100	1,169,532
Unitil Corp.`	28,900	1,329,111
3.2% – Total For Utilities		$4,017,808
Total Common Stocks 97.6%		$123,082,668
(Identified Cost $89,387,125)
Cash Equivalents
First American Government Obligation Fund, Class Z**	2,992,406	2,992,406
Total Cash Equivalents 2.4%		$2,992,406
(Identified Cost $2,992,406)
Total Portfolio Value 100.0%		$126,075,074
(Identified Cost $92,379,531)
Other Assets in Excess of Liabilities 0.0%		$12,553
Total Net Assets 100.0%		$126,087,627

*
Non-income producing security.

**
Variable Rate Security; as of December 31, 2021, the 7 day annualized yield was 0.02%.

ADR – American Depositary Receipt
PLC – Public Liability Company
The accompanying notes are an integral part of these financial statements.

11

INTERNATIONAL FUND	Portfolio of Investments as of December 31, 2021

Preferred Stocks	Shares	Fair Value
Itau Unibanco Holding SA ADR	11,550	$43,313
0.2% – Total For Financial Services		$43,313
Total Preferred Stocks 0.2%		$43,313
(Identified Cost $63,654)
Common Stocks
Baidu, Inc. ADR*	1,700	252,943
Deutsche Telekom AG ADR	7,100	131,421
KDDI Corp. ADR	22,600	331,090
Orange ADR	7,500	79,125
PLDT Inc. ADR	3,600	128,592
Publicis Groupe SA ADR	23,100	390,390
RTL Group SA ADR	15,000	76,950
SK Telecom Co. Ltd. ADR	2,065	55,074
SoftBank Group Corp. ADR	3,600	86,580
Telenor ASA ADR	9,600	150,528
Tencent Holdings Ltd. ADR	6,800	396,440
WPP PLC ADR	1,800	135,990
8.9% – Total For Communications		$2,215,123
Adidas AG ADR	600	86,400
Alibaba Group Holdings ADR*	1,600	190,064
Bridgestone ADR	8,200	175,890
Bunzl PLC ADR	7,700	306,383
CIE Financiere Richemont AG ADR	22,000	328,900
Daimler AG ADR	2,200	169,620
Daimler Truck AG ADR*	2,200	39,600
Honda Motor Co. Ltd. ADR	5,500	156,475
JD.com Inc. ADR*	3,000	210,210
Magna International Inc.	6,000	485,640
Toyota Motor Corp. ADR	1,100	203,830
9.4% – Total For Consumer Discretionary		$2,353,012
CK Hutchison Holdings LTD ADR	16,500	105,930
Danone ADR	6,184	76,620
Itochu Corp. ADR	3,700	227,735
L’Oreal ADR	2,800	267,176
Nestle SA ADR	2,800	393,036
Reckitt Benckiser Group PLC ADR	5,900	103,250
Shoprite Holdings Ltd. ADR	32,100	421,152
Unilever PLC ADR	6,600	355,014
Wal-Mart De Mexico SAB de CV ADR	12,300	458,175
9.7% – Total For Consumer Staples		$2,408,088
BP PLC ADR	2,298	61,196
Equinor ASA ADR	4,000	105,320
Gazprom	14,000	128,660
Preferred Stocks	Shares	Fair Value
Lukoil Corp. ADR	4,100	$368,180
Royal Dutch Shell PLC, Class B ADR	2,600	112,710
TotalEnergies SE ADR	2,352	116,330
Technip FMC PLC ADR*	12,200	72,224
Woodside Petroleum ADR	9,700	154,327
4.5% – Total For Energy		$1,118,947
Admiral Group PLC ADR	8,200	338,578
Allianz SE ADR	10,700	252,627
Banco Bradesco ADR	19,708	67,401
Banco Santander SA ADR	37,155	122,240
Bank of Montreal	1,240	133,573
Barclays PLC ADR	15,000	155,250
BNP Paribas ADR	4,000	139,160
China Construction Bank ADR	23,000	316,020
Deutsche Boerse AG ADR	7,000	116,270
Industrial and Commercial Bank Of China Ltd. ADR	39,100	439,093
KB Financial Group Inc. ADR	2,400	110,784
Legal and General Group PLC ADR	5,000	103,100
Manulife Financial Corp.	7,720	147,220
Mitsubishi UFJ Financial Group Inc. ADR	40,000	218,400
Mizuho Financial Group Inc. ADR	52,000	132,600
National Australia Bank ADR	8,700	91,785
Orix Corp. ADR	2,450	249,361
Royal Bank of Canada	1,900	201,666
Sumitomo Mitsui Financial Group Inc. ADR	67,600	459,004
Tokio Marine Holdings Inc. ADR	8,400	470,484
Toronto Dominion Bank	2,700	207,036
United Overseas Bank Ltd. ADR	4,100	164,205
Zurich Insurance Group Ltd. ADR	3,240	142,560
19.3% – Total For Financial Services		$4,778,417
Alcon Inc.	3,796	330,708
Astellas Pharma Inc. ADR	17,600	286,352
Bayer AG ADR	10,700	141,882
Dr. Reddy’s Laboratories Ltd. ADR	3,340	218,469
Novartis AG ADR	2,480	216,926
Novo Nordisk AS ADR	4,400	492,800
Roche Holdings Ltd. ADR	10,500	542,745
Takeda Pharmaceutical Co. ADR	9,340	127,304
Taro Pharmaceuticals Ltd.*	1,400	70,154
9.7% – Total For Health Care		$2,427,340

The accompanying notes are an integral part of these financial statements.

12

INTERNATIONAL FUND	Portfolio of Investments as of December 31, 2021

Preferred Stocks	Shares	Fair Value
ABB Ltd. ADR	2,900	$110,693
Atlas Copco AB ADR	5,400	374,274
BAE Systems PLC ADR	3,800	113,183
Canadian National Railway Co.	1,400	172,004
Compass Group PLC ADR	6,500	149,955
Komatsu Ltd. ADR	6,300	147,231
Schneider Electric SE ADR	13,900	545,019
Sensata Technologies Holding NV*	2,200	135,718
Siemens AG ADR	1,800	155,880
7.6% – Total For Industrials		$1,903,957
Air Liquide SA ADR	4,569	159,321
BASF SE ADR	7,400	129,722
BHP Billiton Ltd. ADR	4,150	250,453
Cemex ADR*	15,000	101,700
CIA Siderurcgica NACL ADR	29,100	129,204
Newcrest Mining Ltd. ADR	10,900	194,129
Nitto Denko Corp. ADR	6,900	266,823
Posco ADR	4,200	244,818
Rio Tinto PLC ADR	1,570	105,096
Vale SA ADR	5,400	75,708
6.7% – Total For Materials		$1,656,974
Cap Gemini SA ADR	4,000	195,760
ASML Holdings	360	286,610
CGI Group Inc.*	5,100	451,350
Infosys Ltd. ADR	20,100	508,731
Lenovo Group Ltd. ADR	20,000	459,600
Open Text Corp.	9,000	427,320
Relx PLC ADR	4,200	136,962
SAP SE ADR	2,200	308,242
Sony Group Corp. ADR	3,800	480,320
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3,600	433,116
United Microelectronics ADR	38,800	453,960
16.6% – Total For Technology		$4,141,971
Sun Hung Kai Properties Ltd. ADR	27,600	333,684
1.3% – Total For Real Estate		$333,684
Enel SpA ADR	21,100	167,956
Enersis SA ADR	41,800	227,392
Iberdrola SA ADR	5,000	236,050
National Grid PLC ADR	1,629	117,809
SSE PLC ADR	4,000	89,160
3.4% – Total For Utilities		$838,367
Total Common Stocks 97.1%		$24,175,880
(Identified Cost $17,198,543)
Preferred Stocks	Shares	Fair Value
Cash Equivalents
First American Government Obligation Fund, Class Z**	620,170	$620,170
Total Cash Equivalents 2.5%		$620,170
(Identified Cost $620,170)
Total Portfolio Value 99.8%		$24,839,363
(Identified Cost $17,882,367)
Other Assets in Excess of Liabilities 0.2%		$67,297
Total Net Assets 100.0%		$24,906,660

*
Non-income producing security.

**
Variable Rate Security; as of December 31, 2021, the 7 day annualized yield was 0.02%.

ADR – American Depositary Receipt
PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

13

FIXED INCOME FUND	Portfolio of Investments as of December 31, 2021

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
American Express Co.	1.650%	11/04/2026	2,870,000	$2,877,577
American Express Co.	3.000%	10/30/2024	12,700,000	13,312,648
AON PLC	3.500%	06/14/2024	3,320,000	3,490,449
AON PLC	3.750%	05/02/2029	6,846,000	7,506,023
AON PLC	4.000%	11/27/2023	4,330,000	4,537,017
Bank of America Corp.	3.248%	10/21/2027	20,000,000	21,322,000
BB&T Corp.	3.750%	12/06/2023	3,075,000	3,232,071
Fifth Third Bancorp	4.300%	01/16/2024	15,815,000	16,728,633
Huntington Bancshares	2.550%	02/04/2030	5,628,000	5,719,061
Huntington Bancshares	2.625%	08/06/2024	11,530,000	11,881,780
JP Morgan Chase & Co.	3.300%	04/01/2026	5,500,000	5,867,565
JP Morgan Chase & Co.	3.875%	09/10/2024	10,060,000	10,706,254
JP Morgan Chase & Co.	4.493%	03/24/2031	6,500,000	7,524,855
Keycorp	2.550%	10/01/2029	6,430,000	6,580,398
Keycorp	4.100%	04/30/2028	7,300,000	8,177,898
Marsh & McLennan Co. Inc.	4.375%	03/15/2029	12,737,000	14,546,673
Morgan Stanley	3.700%	10/23/2024	7,154,000	7,620,727
Morgan Stanley	4.000%	07/23/2025	4,500,000	4,880,790
PNC Financial Services	3.450%	04/23/2029	8,500,000	9,251,060
PNC Financial Services	3.900%	04/29/2024	9,991,000	10,576,573
Suntrust Banks Inc.	4.000%	05/01/2025	8,000,000	8,638,160
Truist Bank	2.250%	03/11/2030	10,116,000	10,098,064
US Bancorp	3.000%	07/30/2029	9,780,000	10,323,964
US Bancorp	3.100%	04/27/2026	7,000,000	7,410,620
Wells Fargo & Co.	4.100%	06/03/2026	9,500,000	10,359,845
Wells Fargo & Co.	4.300%	07/22/2027	8,600,000	9,612,994
22.5% – Total For Corporate Bonds: Bank and Finance				$232,783,699
CVS Health Corp.	3.750%	04/01/2030	4,000,000	4,392,600
CVS Health Corp.	4.300%	03/25/2028	10,898,000	12,237,909
Dover Corp.	2.950%	11/04/2029	6,045,000	6,382,915
Dover Corp.	3.150%	11/15/2025	3,802,000	4,019,360
Emerson Electric Co.	1.800%	10/15/2027	14,190,000	14,243,638
Emerson Electric Co.	1.950%	10/15/2030	1,000,000	985,871
Emerson Electric Co.	2.200%	12/21/2031	6,000,000	5,975,124
Enterprise Products	3.750%	02/15/2025	2,056,000	2,189,208
Enterprise Products	4.150%	10/16/2028	11,617,000	13,033,345
Home Depot Inc.	2.500%	04/15/2027	5,606,000	5,862,194
Johnson Controls International PLC	3.900%	02/14/2026	6,430,000	6,960,025
Kroger Co.	2.200%	05/01/2030	1,000,000	995,534
Kroger Co.	3.500%	02/01/2026	10,850,000	11,625,884
Kroger Co.	4.000%	02/01/2024	595,000	626,059
Lowes Cos. Inc.	4.500%	04/15/2030	15,817,000	18,362,588
McDonald’s Corp.	2.125%	03/01/2030	4,500,000	4,489,281
McDonald’s Corp.	3.600%	07/01/2030	11,000,000	12,164,020
Nike Inc.	3.250%	03/27/2040	7,830,000	8,524,208
Shell International	3.250%	05/11/2025	4,779,000	5,091,977
Starbucks Corp.	2.250%	03/12/2030	2,621,000	2,618,707
Starbucks Corp.	3.550%	08/15/2029	15,000,000	16,394,400
Verizon Communication Inc.	4.016%	12/03/2029	18,390,000	20,613,167
Walt Disney Co.	3.800%	03/22/2030	17,000,000	19,105,960
19.0% – Total For Corporate Bonds: Industrial				$196,893,974
The accompanying notes are an integral part of these financial statements.

14

FIXED INCOME FUND	Portfolio of Investments as of December 31, 2021

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Berkshire Hathaway Energy Co.	3.250%	04/15/2028	2,000,000	$2,145,500
Berkshire Hathaway Energy Co.	3.500%	02/01/2025	1,500,000	1,591,830
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	9,574,000	10,016,893
Duke Energy Corp.	2.450%	06/01/2030	11,000,000	10,950,335
Duke Energy Corp.	2.650%	09/01/2026	6,000,000	6,227,640
Eversource Energy	1.650%	08/15/2030	232,000	217,226
Eversource Energy	3.300%	01/15/2028	6,440,000	6,854,800
Eversource Energy	4.250%	04/01/2029	9,289,000	10,371,168
Georgia Power Co.	2.200%	09/15/2024	260,000	265,811
Georgia Power Co.	2.650%	09/15/2029	15,850,000	16,143,067
Interstate Power & Light Co.	2.300%	06/01/2030	2,920,000	2,904,982
Interstate Power & Light Co.	3.400%	08/15/2025	1,000,000	1,056,440
Interstate Power & Light Co.	4.100%	09/26/2028	13,090,000	14,586,187
National Rural Utility Cooperative Finance Corp.	2.400%	03/15/2030	15,950,000	16,110,457
Virginia Electric & Power Co.	2.750%	03/15/2023	2,018,000	2,056,645
Virginia Electric & Power Co.	2.950%	11/15/2026	2,550,000	2,691,397
Virginia Electric & Power Co.	3.450%	02/15/2024	3,590,000	3,741,713
Virginia Electric & Power Co.	3.500%	03/15/2027	2,845,000	3,075,786
Xcel Energy Inc.	3.300%	06/01/2025	12,201,000	12,819,347
Xcel Energy Inc.	3.400%	06/01/2030	3,750,000	4,037,400
Xcel Energy Inc.	4.000%	06/15/2028	4,153,000	4,581,839
12.8% – Total For Corporate Bonds: Utilities				$132,446,463
54.3%Total Corporate Bonds				$562,124,136
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	261,147
0.0% – Total For Certificates of Deposit				261,147
United States Government Treasury Obligations
Treasury Note	1.500%	02/15/2030	35,000,000	35,185,850
Treasury Note	1.750%	11/15/2026	2,000,000	2,050,000
Treasury Note	2.000%	11/15/2026	10,000,000	10,350,000
Treasury Note	2.000%	02/15/2025	17,000,000	17,512,720
Treasury Bond	2.000%	02/15/2050	42,625,000	43,344,510
Treasury Note	2.000%	08/15/2051	9,000,000	9,188,460
Treasury Bond	2.500%	02/15/2045	20,500,000	22,562,915
Treasury Bond	2.500%	05/15/2046	23,500,000	25,989,590
Treasury Note	2.750%	08/15/2047	32,000,000	37,274,880
Treasury Note	3.125%	11/15/2028	20,500,000	22,793,540
21.9% – Total For United States Government Treasury Obligations				$226,252,465
United States Government Agency Obligations
FHLB	3.250%	11/16/2028	21,750,000	24,276,480
2.3% – Total For United States Government Agency Obligations				$24,276,480
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month ICE LIBOR + 1.860%)*	3.278%	04/01/2042	267,762	277,204
FHLMC Pool 780439 (1 year US T-Note Yield Curve + 2.223%)*	2.348%	04/01/2033	20,458	21,195
FHLMC Pool A89335	5.000%	10/01/2039	80,359	90,295
FHLMC Pool C01005	8.000%	06/01/2030	674	800
FHLMC Pool G06616	4.500%	12/01/2035	265,664	293,436
FHLMC Pool G08068	5.500%	07/01/2035	567,110	643,670
FHLMC Pool G15897	2.500%	09/01/2031	1,206,741	1,254,672
The accompanying notes are an integral part of these financial statements.

15

FIXED INCOME FUND	Portfolio of Investments as of December 31, 2021

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
FHLMC Pool G18642	3.500%	04/01/2032	2,205,733	$2,332,695
FHLMC Pool G18667	3.500%	10/01/2032	1,080,137	1,142,309
FHLMC Pool G30933	4.000%	01/01/2036	9,165,670	9,888,750
FHLMC Pool G31087	4.000%	07/01/2038	1,655,732	1,797,248
FHLMC Pool SC0047	3.000%	01/01/2040	16,067,221	16,942,402
FHLMC Pool ZA3721	3.000%	06/01/2029	6,635,418	6,958,961
FHLMC Series 2877 Class AL	5.000%	10/15/2024	50,353	51,897
FHLMC Series 2985 Class GE	5.500%	06/15/2025	44,850	47,416
FHLMC Series 3109 Class ZN	5.500%	02/15/2036	834,948	938,190
FHLMC Series 3592 Class BZ	5.000%	10/15/2039	530,825	586,169
FHLMC Series 3946 Class LN	3.500%	04/15/2041	172,419	180,366
FHLMC Series 4105 Class PJ	3.500%	06/15/2041	553,820	577,368
FHLMC Series 4180 Class ME	2.500%	10/15/2042	1,188,810	1,225,271
FHLMC Series 4287 Class AB	2.000%	12/15/2026	654,850	668,359
FHLMC Series 4517 Class PC	2.500%	05/15/2044	1,019,353	1,043,848
FHLMC Series 4567 Class LA	3.000%	08/15/2045	167,293	173,990
FHLMC Series 4582 Class PA	3.000%	11/15/2045	1,469,059	1,532,567
FHLMC Series 4689 Class DA	3.000%	07/15/2044	547,063	562,419
FHLMC Series 4709 Class EA	3.000%	01/15/2046	580,358	601,454
FHLMC Series 4768 Class GA	3.500%	09/15/2045	3,376,740	3,500,262
FHLMC Series 4831 Class BA	3.500%	10/15/2044	1,270,585	1,312,527
FHLMC Series 4906 Class DE	2.500%	09/25/2049	4,945,520	5,100,810
FNMA Pool 725027	5.000%	11/01/2033	185,350	206,283
FNMA Pool 725704	6.000%	08/01/2034	74,017	85,070
FNMA Pool 888223	5.500%	01/01/2036	255,215	288,166
FNMA Pool 995112	5.500%	07/01/2036	179,754	203,913
FNMA Pool AA4392	4.000%	04/01/2039	444,420	484,328
FNMA Pool AL6923	3.000%	05/01/2030	4,706,852	4,935,840
FNMA Pool AL9309	3.500%	10/01/2031	719,250	762,211
FNMA Pool AL9623	4.000%	12/01/2036	2,092,991	2,285,964
FNMA Pool AN8842	3.320%	04/01/2028	6,000,000	6,424,500
FNMA Pool AN9848	3.740%	07/01/2028	6,438,000	6,908,940
FNMA Pool AS5794	3.000%	09/01/2030	1,404,688	1,474,543
FNMA Pool AS6548	2.500%	01/01/2031	3,216,058	3,339,812
FNMA Pool AU7025	3.000%	11/01/2043	12,026,019	12,661,474
FNMA Pool BD2396	2.500%	12/01/2031	7,087,636	7,348,107
FNMA Pool BL0752	3.650%	01/01/2029	5,000,000	5,574,100
FNMA Pool BL2935	3.150%	06/01/2029	5,000,000	5,452,450
FNMA Pool BL5003	4.000%	11/01/2042	1,600,033	1,756,293
FNMA Pool BM1971	3.500%	12/01/2035	1,761,784	1,878,908
FNMA Pool MA0384	5.000%	04/01/2030	443,023	485,638
FNMA Pool MA2773	3.000%	09/01/2036	4,104,738	4,305,255
FNMA Pool MA3186	4.000%	10/01/2037	7,635,094	8,206,581
FNMA Pool MA3337	4.000%	04/01/2038	2,110,745	2,263,669
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	87,876	90,046
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	399,253	401,636
FNMA Series 2013-75 Class EG	3.000%	02/25/2043	330,645	345,716
FNMA Series 2014-04 Class PC	3.000%	02/25/2044	1,424,319	1,492,231
FNMA Series 2014-28 Class PA	3.500%	02/25/2043	150,517	157,033
FNMA Series 2015-72 Class GB	2.500%	12/25/2042	1,872,660	1,920,731
FNMA Series 2016-2 Class PB	2.000%	02/25/2046	302,351	306,587
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	671,080	693,736
The accompanying notes are an integral part of these financial statements.

16

FIXED INCOME FUND	Portfolio of Investments as of December 31, 2021

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
FNMA Series 2016-40 Class PA	3.000%	07/25/2045	143,694	$149,077
FNMA Series 2016-49 Class PA	3.000%	09/25/2045	1,170,857	1,222,082
FNMA Series 2016-64 Class PG	3.000%	05/25/2045	2,712,108	2,846,140
FNMA Series 2016-79 Class L	2.500%	10/25/2044	796,908	816,567
FNMA Series 2017-30 Class G	3.000%	07/25/2040	499,921	504,456
FNMA Series 2018-25 Class P	3.500%	03/25/2046	3,224,382	3,354,034
FNMA Series 2018-67 Class BA	4.500%	03/25/2046	3,114,775	3,273,005
FNMA Series 2020-95 Class GA	1.000%	01/01/2051	3,370,589	3,285,475
GNMA GNR 21-175	2.000%	10/20/2051	19,735,147	20,016,768
GNMA II Pool 2658	6.500%	10/20/2028	8,300	9,175
GNMA II Pool 2945	7.500%	07/20/2030	1,075	1,233
GNMA II Pool 4187	5.500%	07/20/2038	7,868	8,879
GNMA II Pool 4847	4.000%	11/20/2025	86,539	89,102
GNMA Pool 780400	7.000%	12/15/2025	874	938
GNMA Pool 780420	7.500%	08/15/2026	520	559
17.2% – Total For Government Agency Obligations – Mortgage Backed Securities				$178,063,801
Taxable Municipal Bonds
Cincinnati Children’s Hospital Medical Center	2.853%	11/15/2026	1,085,000	1,116,443
Kansas Development Finance Authority Revenue	3.941%	04/15/2026	8,000,000	8,749,920
Hamilton County Ohio	3.374%	06/01/2034	5,000,000	5,281,400
Kentucky Property and Buildings Commission Revenue	6.164%	08/01/2023	536,000	566,627
Pennsylvania State University	1.893%	09/01/2026	4,635,000	4,697,943
University of Cincinnati Ohio General Receipts Revenue	2.162%	06/01/2025	2,185,000	2,251,227
University of Washington Revenue	5.400%	06/01/2036	3,000,000	4,281,750
2.6% – Total For Taxable Municipal Bonds				$26,945,310
Total Fixed Income Securities – Bonds 98.3%				$1,017,923,339
(Identified Cost $988,115,161)
Preferred Stocks
Allstate Corp.	5.100%	01/15/2053	264,996	6,998,544
Total Preferred Stocks 0.7%				$6,998,544
(Identified Cost $6,491,218)
Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			3,038,865	3,038,864
Total Cash Equivalents 0.3%				$3,038,864
(Identified Cost $3,038,865)
Total Portfolio Value 99.3%				$1,027,960,747
(Identified Cost $997,645,244)
Other Assets in Excess of Liabilities 0.7%				$7,405,608
Total Net Assets 100%				$1,035,366,355

*
Variable Rate Security; the rate shown is as of December 31, 2021.

**
Variable Rate Security; as of December 31, 2021, the 7 day annualized yield was 0.02%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Banks
FHLMC – Federal Home Loan Mortgage Corp.
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

17

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2021

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Akron Ohio GO Limited	4.000%	12/01/2025	650,000	$734,214
Abilene Texas GO Limited	5.000%	02/15/2029	730,000	925,341
Akron Ohio GO Limited	4.000%	12/01/2026	395,000	455,779
Akron Ohio GO Limited	5.000%	12/01/2024	400,000	451,852
Austin Texas GO Limited	5.000%	09/01/2029	1,000,000	1,194,700
Brecksville Ohio GO Limited	1.000%	02/24/2022	1,000,000	1,000,990
Cincinnati Ohio GO Unlimited	4.000%	12/01/2030	685,000	801,813
Cincinnati Ohio GO Unlimited	4.000%	12/01/2032	1,000,000	1,164,970
Cincinnati Ohio GO Unlimited*	5.250%	12/01/2029	200,000	232,262
Columbus Ohio GO Unlimited	4.000%	04/01/2031	1,000,000	1,161,730
Columbus Ohio GO	5.000%	04/01/2032	600,000	754,056
Columbus Ohio GO Unlimited	5.000%	04/01/2034	1,400,000	1,775,466
Dublin Ohio GO Limited	4.000%	12/01/2028	500,000	565,165
Elyria Ohio GO Limited	0.750%	06/29/2022	1,855,000	1,859,211
Fort Worth Texas GO	5.000%	03/01/2028	1,000,000	1,243,380
Haltom City Texas GO Limited	4.000%	08/01/2025	675,000	754,292
Hurst Texas GO Limited	4.000%	08/15/2031	335,000	378,295
Lakewood Ohio GO Limited	4.000%	12/01/2028	840,000	972,686
Lakewood Ohio GO Limited	4.000%	12/01/2029	300,000	347,082
Lakewood Ohio GO Limited	5.000%	12/01/2036	500,000	598,670
Newport Kentucky GO Unlimited	3.000%	05/01/2023	205,000	211,972
Parma Ohio GO Limited	4.000%	12/01/2025	500,000	562,330
Reynoldsburg Ohio GO Limited	4.000%	12/01/2030	1,000,000	1,180,750
Reynoldsburg Ohio GO Limited	4.000%	12/01/2031	595,000	700,987
Strongsville Ohio GO Limited	4.000%	12/01/2030	350,000	384,832
7.5% – Total For General Obligation – City				$20,412,825
Ashtabula County Ohio GO Limited*	4.000%	12/01/2027	500,000	507,750
Bexar County Texas GO Limited	4.000%	06/15/2037	1,360,000	1,586,494
Butler County Ohio GO Limited	5.000%	12/01/2024	160,000	181,157
Butler County Ohio GO Limited	5.250%	12/01/2026	1,000,000	1,163,620
Clark County Ohio GO Limited	5.000%	12/01/2026	340,000	410,125
Clark County Ohio GO Limited	5.000%	12/01/2028	325,000	412,172
Hamilton County Ohio GO Limited	5.000%	12/01/2028	500,000	618,645
Knox County Ohio GO Limited	4.000%	12/01/2025	460,000	517,951
Licking County Ohio GO Limited*	3.000%	12/01/2024	240,000	252,293
Licking County Ohio GO Limited	3.000%	12/01/2024	315,000	331,071
Lorain County Ohio GO Limited	4.000%	12/01/2025	795,000	850,419
Lorain County Ohio GO Unlimited	4.000%	12/01/2030	450,000	494,703
Lucas County Ohio GO Limited	4.000%	10/01/2028	1,000,000	1,125,160
Lucas County Ohio GO Limited	4.000%	10/01/2029	605,000	680,068
Rowan County Kentucky GO Unlimited (AGM Insured)	4.000%	06/01/2024	390,000	422,191
Summit County Ohio GO Limited	4.000%	12/01/2023	300,000	320,991
Summit County Ohio GO Limited	4.000%	12/01/2031	500,000	549,690
3.8% – Total For General Obligation – County				$10,424,500
Ohio GO Limited	3.000%	09/01/2026	1,385,000	1,462,671
Ohio GO Limited	4.000%	03/01/2026	1,060,000	1,142,351
Ohio GO Unlimited	3.000%	03/01/2027	555,000	572,272
Ohio GO Unlimited	5.000%	09/01/2022	400,000	412,560
Ohio GO Unlimited	5.000%	06/15/2024	410,000	456,166
Ohio GO Unlimited	5.000%	05/01/2029	1,300,000	1,490,905
The accompanying notes are an integral part of these financial statements.

18

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2021

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Ohio GO Unlimited	5.000%	09/15/2029	1,030,000	$1,337,919
Ohio GO Unlimited	5.000%	06/15/2030	1,335,000	1,763,602
Ohio GO Unlimited	5.000%	05/01/2031	850,000	973,599
Ohio GO Unlimited	5.000%	06/15/2034	1,000,000	1,276,880
Ohio GO Unlimited	5.000%	06/15/2035	1,000,000	1,275,570
Ohio GO Unlimited	5.000%	06/15/2039	2,000,000	2,545,560
Pennsylvania GO Unlimited	4.000%	01/01/2030	645,000	745,020
5.6% – Total For General Obligation – State				$15,455,075
Arizona Board of Regents Revenue Arizona State University	5.000%	08/01/2028	815,000	908,847
Arizona Board of Regents Revenue University of Arizona	5.000%	06/01/2029	125,000	138,475
Bowling Green State University Ohio Revenue	4.000%	06/01/2045	2,830,000	3,290,130
Bowling Green State University Ohio Revenue	5.000%	06/01/2024	405,000	449,631
Bowling Green State University Ohio Revenue	5.000%	06/01/2030	750,000	913,350
Bowling Green State University Ohio Revenue	5.000%	06/01/2031	500,000	608,290
Bowling Green State University Ohio Revenue	5.000%	06/01/2032	500,000	607,620
Bowling Green State University Ohio Revenue	5.000%	06/01/2037	1,000,000	1,281,600
Butler University Revenue	4.000%	02/01/2029	940,000	1,109,689
Butler University Revenue	5.000%	02/01/2032	1,065,000	1,396,311
Colorado Board of Governors University Enterprise System Revenue	5.000%	03/01/2027	225,000	272,986
Colorado Higher Education Lease Financing Program Certificate of Participation	5.000%	11/01/2025	290,000	338,694
Cuyahoga County Ohio Community College GO Unlimited	4.000%	12/01/2033	1,275,000	1,454,444
Cuyahoga County Ohio Community College GO Unlimited	5.000%	12/01/2027	400,000	475,732
Denison University Ohio Revenue	5.000%	11/01/2030	400,000	508,040
Denison University Ohio Revenue	5.000%	11/01/2033	325,000	409,640
Kent State University Ohio General Receipt Revenue	4.000%	05/01/2022	255,000	258,111
Kent State University Ohio General Receipt Revenue	5.000%	05/01/2028	710,000	840,207
Kent State University Ohio Revenue	5.000%	05/01/2031	1,000,000	1,330,860
Kent State University Ohio Revenue	5.000%	05/01/2045	950,000	1,203,992
Lorain County Ohio Community College District General Receipts Revenue Bond	4.000%	12/01/2025	600,000	679,344
Miami University Ohio General Receipts Revenue	4.000%	09/01/2045	1,500,000	1,762,140
Miami University Ohio General Receipts Revenue	5.000%	09/01/2031	735,000	878,884
Miami University Ohio Revenue	4.000%	09/01/2027	300,000	307,602
Miami Valley Ohio Career Tech Center GO Unlimited	4.000%	12/01/2024	1,000,000	1,098,230
Morehead State University Kentucky General Receipts Revenue	3.000%	11/01/2025	300,000	323,535
Nothern Kentucky University General Receipts Revenue	4.000%	09/01/2026	715,000	816,637
Ohio Higher Education Facilities Revenue – University of Dayton	5.000%	12/01/2036	2,010,000	2,442,110
Ohio Higher Education Facilities Revenue – University of Dayton	5.000%	02/01/2035	1,350,000	1,698,421
Ohio Higher Education Facilities Revenue – University of Dayton	5.000%	02/01/2036	1,050,000	1,231,177
Ohio Higher Education Facilities Revenue – University of Dayton	4.000%	12/01/2033	620,000	713,992
Ohio Higher Education Facilities Revenue – Xavier University	4.500%	05/01/2036	1,000,000	1,142,600
Ohio State University General Receipts Revenue	4.000%	06/01/2030	200,000	228,636
Ohio University General Receipts Revenue Bond	5.000%	12/01/2022	110,000	114,728
The accompanying notes are an integral part of these financial statements.

19

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2021

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
South Dakota Board of Regents Housing and Auxiliary Facilities System Revenue	5.000%	04/01/2026	315,000	$372,469
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2024	10,000	10,896
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2028	410,000	461,865
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2029	650,000	706,010
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2029	435,000	512,595
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2033	1,000,000	1,174,010
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2034	400,000	489,136
University of Akron Ohio General Receipts Revenue	4.000%	01/01/2027	2,050,000	2,354,589
University of Akron Revenue	5.000%	01/01/2024	535,000	584,177
University of Akron Revenue	5.000%	01/01/2024	65,000	70,722
University of Akron Ohio Revenue	5.000%	01/01/2027	350,000	413,339
University of Cincinnati General Receipts Revenue	4.000%	06/01/2036	250,000	270,087
University of Cincinnati General Receipts Revenue	5.000%	06/01/2036	1,250,000	1,597,412
University of Cincinnati General Receipts Revenue	5.000%	06/01/2039	1,250,000	1,402,450
University of Dayton Revenue	5.000%	12/01/2036	470,000	571,041
University of North Dakota Certificate of Participation	4.000%	06/01/2037	555,000	654,500
University of Toledo Revenue	5.000%	06/01/2024	500,000	552,600
University of Toledo Revenue	5.000%	06/01/2026	885,000	940,277
University of Toledo Revenue	5.000%	06/01/2034	1,000,000	1,200,310
University of Toledo Revenue	5.000%	06/01/2027	1,590,000	1,923,964
University of Toledo Revenue	5.000%	06/01/2031	500,000	655,710
17.5% – Total For Higher Education				$48,152,844
Butler County Ohio Cincinnati Childrens Hospital Medical Center Revenue	5.000%	05/15/2030	1,005,000	1,311,535
Franklin County Ohio Hospital Revenue Nationwide Childrens	4.000%	11/01/2036	800,000	913,344
Franklin County Ohio Hospital Revenue Nationwide Childrens	5.000%	11/01/2032	500,000	614,870
Franklin County Ohio Hospital Revenue Nationwide Childrens	5.000%	11/01/2048	3,100,000	4,885,879
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital	4.125%	06/01/2030	500,000	507,535
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital	5.250%	06/01/2025	1,000,000	1,018,550
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital	5.250%	06/01/2027	1,000,000	1,018,480
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital	5.000%	05/15/2027	100,000	110,683
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital	5.000%	05/15/2028	1,715,000	1,897,425
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital	5.000%	11/15/2041	1,205,000	1,782,749
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital	5.000%	11/15/2049	1,300,000	2,046,018
5.9% – Total For Hospital/Health Bonds				$16,107,068
Columbus Ohio Metropolitan Library Special Obligation Revenue	4.000%	12/01/2030	755,000	926,876
Columbus Ohio Metropolitan Library Special Obligation Revenue	5.000%	12/01/2026	705,000	838,055
Columbus Ohio Metropolitan Library Special Obligation Revenue	5.000%	12/01/2027	500,000	608,750
The accompanying notes are an integral part of these financial statements.

20

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2021

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Franklin County Ohio Convention Facilities Authority Revenue*	5.000%	12/01/2022	500,000	$521,305
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2028	450,000	564,008
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2029	375,000	479,318
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2030	600,000	765,228
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2032	505,000	638,754
Hancock County Indiana	4.000%	02/15/2022	765,000	768,167
Hancock County Indiana	4.000%	02/15/2023	795,000	826,840
Ohio Capital Facilities Lease Appropriation Revenue*	5.000%	04/01/2022	425,000	430,019
Ohio Facilities Construction Commission	5.000%	10/01/2027	505,000	622,892
Ohio Infrastructure Improvement	5.000%	03/01/2041	1,500,000	2,012,910
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	02/01/2023	300,000	314,853
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	02/01/2030	500,000	566,345
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	12/01/2031	710,000	962,511
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	12/01/2029	1,500,000	1,946,790
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	12/01/2035	1,160,000	1,453,039
5.5% – Total For Revenue Bonds – Facility				$15,246,660
Anderson Indiana Sewage Works Revenue (AGM Insured)	4.000%	11/01/2026	300,000	345,552
Cincinnati Ohio Water System Revenue	4.000%	12/01/2030	1,000,000	1,156,170
Cleveland Ohio Water Revenue	5.000%	01/01/2033	500,000	643,090
Evansville Indiana Waterworks District Revenue (BAM Insured)	4.000%	01/01/2029	400,000	461,264
Evansville Indiana Waterworks District Revenue (BAM Insured)*	5.000%	01/01/2022	300,000	300,000
Hamilton Ohio Sewer System Revenue	5.000%	12/01/2030	1,000,000	1,293,240
Hamilton Ohio Wastewater System Revenue (BAM Insured)	5.000%	10/01/2027	930,000	1,138,301
Lafayette Indiana Sewage Works Revenue	5.000%	07/01/2022	150,000	153,504
Lima Ohio Sanitary Sewer Revenue	5.000%	12/01/2024	200,000	208,660
Ohio Water Development Authority Revenue	5.000%	12/01/2025	1,110,000	1,301,275
Ohio Water Development Authority Revenue	5.000%	12/01/2031	1,130,000	1,380,340
Ohio Water Development Authority Revenue	5.250%	12/01/2034	2,000,000	2,782,300
Ohio Water Development Authority Revenue	5.000%	06/01/2046	3,500,000	4,621,505
Owensboro Kentucky Water Revenue (BAM Insured)	5.000%	09/15/2025	485,000	562,687
Springboro Ohio Sewer System Revenue	4.000%	06/01/2022	245,000	248,726
St. Charles County Missouri Public Water Supply Dist. 2 Certificates of Participation	4.000%	12/01/2031	400,000	449,320
Toledo Ohio Water System Revenue	5.000%	11/15/2025	255,000	292,941
Toledo Ohio Waterworks Revenue	4.000%	11/15/2022	365,000	376,687
Toledo Ohio Waterworks Revenue	5.000%	11/15/2026	500,000	602,045
Wise County Virginia Soil & Wastewater	1.200%	11/01/2040	1,000,000	1,014,610
7.0% – Total For Revenue Bonds – Water & Sewer				$19,332,217
Akron Ohio Certificate of Participation	5.000%	12/01/2025	500,000	578,555
Akron Ohio Income Tax Revenue	4.000%	12/01/2031	870,000	1,028,192
Akron Ohio Income Tax Revenue	5.000%	12/01/2023	1,100,000	1,197,152
Akron Ohio Income Tax Revenue Community Learning Centers	5.000%	12/01/2028	380,000	387,429
Akron Ohio Income Tax Revenue	5.000%	12/01/2027	510,000	630,620
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project)	4.750%	11/01/2030	500,000	584,995
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project)	5.000%	11/01/2032	525,000	618,854
The accompanying notes are an integral part of these financial statements.

21

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2021

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Hamilton County Ohio Economic Development King Highland Community Urban Redevelopment Corp. Revenue	5.000%	06/01/2030	655,000	$750,401
Linn County Iowa Certificates of Participation	2.000%	06/01/2023	455,000	465,875
Mobile Alabama Industrial Development Board Pollution Control Revenue	2.924%	07/15/2034	1,025,000	1,072,909
Monroe County Georgia Development Authority Pollution Control Revenue	0.233%	07/01/2049	1,000,000	1,001,000
Ohio Major New State Infrastructure Project Revenue*	5.000%	12/15/2022	250,000	255,265
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2023	500,000	545,905
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2023	500,000	545,905
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2026	500,000	596,160
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2027	1,060,000	1,262,619
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2028	570,000	678,249
Ohio Special Obligation Revenue	5.000%	12/01/2029	510,000	613,321
Ohio Special Obligation Revenue	5.000%	04/01/2033	1,570,000	2,027,624
Ohio Special Obligation Revenue	5.000%	04/01/2039	1,000,000	1,274,410
Ohio Special Obligation Revenue	5.000%	04/01/2023	1,010,000	1,067,923
Ohio Special Obligation Revenue	5.000%	04/01/2029	665,000	758,373
St. Xavier High School Inc. Ohio Revenue	4.000%	04/01/2036	400,000	467,028
St. Xavier High School Inc. Ohio Revenue	4.000%	04/01/2037	575,000	669,058
St. Xavier High School Inc. Ohio Revenue	4.000%	04/01/2038	400,000	463,616
St. Xavier High School Inc. Ohio Revenue	4.000%	04/01/2039	400,000	461,992
Riversouth Ohio Authority Revenue	4.000%	12/01/2031	700,000	787,780
Summit County Ohio Development Finance Authority Akron Lease Revenue	4.000%	12/01/2027	220,000	245,696
Summit County Ohio Development Finance Authority Akron Lease Revenue	4.000%	12/01/2028	435,000	485,386
7.8% – Total For Other Revenue Bonds				$21,522,292
Aldine Texas ISD GO Unlimited	4.000%	02/15/2030	780,000	861,533
Arcanum-Butler Ohio LSD GO	4.000%	12/01/2029	675,000	740,617
Arcanum-Butler Ohio LSD GO	4.000%	12/01/2030	650,000	712,693
Ashland Ohio CSD GO Unlimited	4.000%	11/01/2028	505,000	602,415
Athens Ohio CSD GO Unlimited	4.000%	12/01/2033	750,000	883,980
Avon Lake Ohio SD GO Unlimited	4.000%	12/01/2025	1,000,000	1,129,080
Beachwood Ohio CSD Certificates of Participation	3.000%	12/01/2024	435,000	454,123
Bellbrook-Sugarcreek Ohio LSD GO Unlimited	4.000%	12/01/2031	325,000	365,060
Bellfontaine Ohio SCD GO Unlimited (National RE Insured)	5.500%	12/01/2026	615,000	728,012
Berea Ohio CSD GO Unlimited	4.000%	12/01/2031	500,000	573,800
Bexley Ohio CSD GO Unlimited	3.000%	12/01/2023	500,000	524,195
Big Walnut Ohio LSD GO Unlimited	4.000%	12/01/2033	500,000	583,910
Bloom-Carroll Ohio LSD GO Unlimited	4.000%	11/01/2030	290,000	341,188
Bloom-Carroll Ohio LSD GO Unlimited	4.000%	11/01/2031	150,000	175,833
Bloom-Carroll Ohio LSD GO Unlimited (SDCP)	4.000%	11/01/2029	325,000	386,610
Blue Mountain Pennsylvania SD GO Limited*	4.000%	08/01/2024	135,000	147,320
Blue Mountain Pennsylvania SD GO Limited	4.000%	08/01/2024	365,000	396,273
Boone County Kentucky SD Revenue	3.000%	03/01/2026	1,000,000	1,083,790
Breckinridge County Kentucky SD Finance Corp.	5.000%	04/01/2025	265,000	302,352
Brownsville Indianna CSC Revenue	5.000%	01/15/2027	535,000	642,508
Chagrin Falls Ohio Exempted Village SD GO	4.000%	12/01/2022	100,000	103,446
Chillicothe Ohio CSD Special Obligation Revenue	4.000%	12/01/2023	130,000	134,385
The accompanying notes are an integral part of these financial statements.

22

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2021

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Chillicothe Ohio SD GO Unlimited (AGM Insured)	4.000%	12/01/2029	400,000	$438,956
China Spring ISD Texas GO Unlimited	4.000%	08/15/2027	890,000	992,492
Clark County Kentucky SD Finance Corp. Revenue Bond*	3.000%	08/01/2022	115,000	116,820
Cleveland Heights and University Heights Ohio CSD GO Unlimited	4.000%	12/01/2032	1,000,000	1,157,360
Colorado Building Excellent Schools Today Certificates of Participation	4.000%	03/15/2030	1,000,000	1,180,320
Columbus Ohio CSD GO Unlimited	4.000%	12/01/2029	400,000	455,344
Columbus Ohio CSD GO Unlimited	4.000%	12/01/2022	655,000	677,296
Daviess County Kentucky SD GO Unlimited	5.000%	06/01/2027	1,825,000	2,211,553
Dayton Ohio SCD GO Unlimited (SDCP)	5.000%	11/01/2025	1,000,000	1,164,570
Dexter Michigan CSD GO Unlimited	4.000%	05/01/2031	670,000	772,765
Dublin Ohio CSD GO Unlimited	4.000%	12/01/2034	500,000	594,735
Dublin Ohio CSD GO Unlimited*	5.000%	12/01/2026	500,000	533,265
Elyria Ohio SCD GO Unlimited (SDCP)	4.000%	12/01/2030	1,000,000	1,148,710
Festus Missouri SD Certificates of Participation	4.000%	04/01/2026	875,000	988,706
Franklin Indiana Community Multi-School Building Corp.	5.000%	01/15/2023	200,000	209,484
Granville Ohio Exempted Village SD GO Unlimited	5.000%	12/01/2026	510,000	594,788
Greencastle Indiana School Corp Revenue	4.000%	07/15/2029	695,000	826,049
Green County Ohio Vocational SD GO Unlimited	4.000%	12/01/2035	1,000,000	1,177,070
Hamilton Indiana Southeastern Schools Corp Revenue	4.000%	07/15/2025	510,000	569,196
Hamilton Ohio CSD GO Unlimited	4.000%	12/01/2025	500,000	562,990
Hardin County Kentucky SD Finance Corp. Revenue	5.000%	05/01/2024	500,000	552,250
Houston Texas ISD GO Limited	5.000%	02/15/2030	440,000	517,871
Huber Heights Ohio CSD GO Unlimited	4.000%	12/01/2025	775,000	849,106
Hudson Ohio CSD GO Unlimited	4.000%	12/01/2033	800,000	912,656
Huntington County Indiana Countryside School Building Corp. Revenue	4.000%	01/15/2028	1,000,000	1,173,130
Jackson Milton Ohio LSD Certificates of Participation (BAM Insured)	4.000%	06/01/2031	270,000	298,831
Jefferson County Kentucky SD Finance Corp.	5.000%	10/01/2026	530,000	634,209
Johnstown-Monroe Ohio LSD GO Unlimited	4.000%	12/01/2029	800,000	919,656
Kenton County Kentucky SD Finance Corp. Revenue	4.000%	02/01/2028	400,000	451,100
Kettering Ohio CSD GO Unlimited	4.000%	12/01/2030	400,000	448,292
Kettering Ohio CSD GO Unlimited	5.250%	12/01/2031	500,000	630,325
Lake Ohio LSD of Stark County GO Unlimited*	4.000%	12/01/2023	400,000	413,696
Lakota Ohio LSD GO	5.250%	12/01/2025	205,000	242,421
Lakota Ohio LSD GO	4.000%	01/15/2026	400,000	451,660
Lakota Ohio LSD GO Unlimited*	4.000%	12/01/2027	275,000	287,161
Lancaster Ohio CSD GO Limited (SDCP)*	4.000%	10/01/2027	1,000,000	1,098,140
Licking Heights Ohio LSD GO Unlimited	5.000%	10/01/2025	715,000	828,370
Licking Heights Ohio LSD GO Unlimited	5.000%	10/01/2027	500,000	611,715
Logan Hocking Ohio LSD Certificates of Participation	4.000%	12/01/2032	420,000	468,670
Marysville Ohio Exempted Village SD GO Unlimited	4.000%	12/01/2023	165,000	170,551
Marysville Ohio Exempted Village SD GO Unlimited	5.000%	12/01/2025	500,000	541,960
Marysville Ohio Exempted Village SD GO Unlimited	5.000%	12/01/2022	715,000	745,295
Mayfield Ohio CSD Certificates of Participation	4.000%	09/01/2032	280,000	320,653
Menifee County Kentucky SD Financial Corp. Revenue	3.000%	08/01/2027	615,000	671,316
Merrillville Indiana Multi School Building Corp.	5.000%	07/15/2026	1,000,000	1,185,450
Middletown Ohio CSD GO Umlimited (SDCP)	4.000%	12/01/2027	585,000	662,893
The accompanying notes are an integral part of these financial statements.

23

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2021

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Milford Ohio Exempt Village SD GO Unlimited (AGM Insured)	5.500%	12/01/2030	1,260,000	$1,628,840
Munster Indiana School Building Corp. Revenue (State Intercept)	4.000%	01/15/2029	400,000	466,648
Murray Kentucky ISD Finance Corporation Revenue	5.000%	03/01/2025	810,000	921,634
Newark Ohio CSD GO Unlimited (School District Credit Program)	4.000%	12/01/2026	235,000	258,375
North Olmsted Ohio CSD GO Unlimited	4.000%	12/01/2029	500,000	581,520
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited*	5.000%	12/01/2028	100,000	108,804
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited*	5.000%	12/01/2029	150,000	163,206
Orchard Farm Missouri SD Certificate of Participation	4.000%	04/01/2029	550,000	651,953
Orange County Florida School Board Certificates of Participation*	5.000%	08/01/2032	500,000	579,225
Owen County Kentucky SD Revenue	4.000%	04/01/2027	1,320,000	1,525,788
Palm Beach Florida SD Certificates of Participation	5.000%	08/01/2039	1,000,000	1,302,960
Pennsbury Pennsylvania SD GO Limited	5.000%	08/01/2029	550,000	669,746
Princeton Ohio CSD Certificates of Participation	3.500%	12/01/2026	275,000	275,627
Princeton Ohio CSD GO Unliimited (National RE Insured)	5.250%	12/01/2030	1,000,000	1,295,570
Sarah Scott Indiana Middle School Building Corp. Revenue	5.000%	07/10/2022	640,000	655,309
Shelby Indiana Eastern SD Revenue	4.000%	01/15/2025	510,000	562,045
Shelby Ohio CSD Certificates of Participation	4.000%	11/01/2022	675,000	693,805
Southwest Ohio LSD of Hamilton County GO Unlimited (SDCP)	4.000%	12/01/2026	930,000	1,069,137
Southwest Ohio LSD of Hamilton County GO Unlimited (SDCP)	4.000%	12/01/2027	965,000	1,130,189
Switzerland Ohio LSD GO Unlimited (SDCEP Insured)*	4.000%	12/01/2026	415,000	436,779
Talawanda Ohio CSD	5.000%	12/01/2027	775,000	955,381
Teays Valley Ohio LSD	4.000%	12/01/2032	580,000	646,984
Toledo Ohio CSD GO Unlimited	5.000%	12/01/2029	660,000	767,441
Tri Valley Ohio LSD GO	4.000%	12/01/2026	710,000	797,103
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2028	410,000	471,812
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2029	500,000	574,865
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2030	350,000	402,048
Upper Arlington Ohio CSD GO Unlimited	4.000%	12/01/2030	1,380,000	1,622,549
Vandalia Butler Ohio CSD GO Unlimited	3.000%	12/01/2024	500,000	534,715
Wadsworth Ohio CSD GO Unlimited	3.500%	12/01/2022	215,000	215,475
Wadsworth Ohio CSD GO Unlimited	4.000%	12/01/2027	840,000	923,017
Wadsworth Ohio CSD GO Unlimited	4.000%	12/01/2033	1,075,000	1,176,050
Wentzville R-IV SD of Saint Charles County Missouri Certificates of Participation	4.000%	04/01/2030	395,000	434,887
Western Reserve Ohio LSD GO (SDCEP Insured)	4.000%	12/01/2022	240,000	240,617
Westerville Ohio SCD Certificate of Participation	5.000%	12/01/2032	555,000	684,287
Willoughby-Eastlake Ohio CSD Certificates of Participation (BAM Insured)	4.000%	03/01/2030	810,000	879,506
Wyoming Ohio CSD GO Unlimited	5.000%	12/01/2023	200,000	217,576
25.8% – Total For School District				$70,854,442
Colorado State Certificate of Participation	4.000%	12/15/2034	1,000,000	1,212,250
Colorado State Certificate of Participation	4.000%	12/15/2039	2,000,000	2,389,080
Kentucky Association of Counties Finance Corp. Revenue	4.000%	02/01/2029	575,000	671,985
The accompanying notes are an integral part of these financial statements.

24

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2021

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Kentucky Certificates of Participation	4.000%	04/15/2028	695,000	$816,632
Kentucky Certificates of Participation	4.000%	04/15/2031	500,000	579,150
Kentucky Interlocal School Transportation Assoc. Certificate of Participation	3.000%	03/01/2024	560,000	576,240
Kentucky Property and Buildings Commission Revenue	5.000%	10/01/2023	350,000	378,249
Kentucky Property and Buildings Commission Revenue	5.000%	08/01/2029	600,000	692,004
Kentucky Property and Buildings Commission Revenue	5.000%	08/01/2030	600,000	691,380
Kentucky Property and Buildings Commission Revenue	5.000%	09/01/2024	1,000,000	1,123,730
Kentucky Property and Buildings Commission Revenue	5.000%	11/01/2026	1,145,000	1,374,802
Kentucky Property and Buildings Commission Revenue	5.000%	10/01/2026	635,000	755,606
Kentucky Property and Buildings Commission Revenue	5.000%	04/01/2026	525,000	620,282
Kentucky Property and Buildings Commission Revenue	5.000%	04/01/2028	1,000,000	1,213,050
Ohio Certificate of Participation	5.000%	09/01/2027	1,520,000	1,868,278
Ohio Department of Administration Building Funding Series B	5.000%	10/01/2025	660,000	767,989
Ohio Department of Administration Certificate of Participation*	4.000%	09/01/2025	775,000	779,666
Ohio Department of Administration Certificate of Participation*	5.000%	03/01/2024	300,000	302,280
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project*	4.000%	09/01/2027	145,000	145,873
Ohio Department of Administration Certificate of Participation	5.000%	09/01/2023	755,000	812,735
6.5% – Total For State Agency				$17,771,261
FHLMC Multifamily ML Certificates (Freddie Mac Guaranty Agreement)	3.400%	01/25/2036	1,915,087	2,227,285
FHLMC Series M 053 Class A	4.250%	06/15/2035	3,948,560	4,258,522
Missouri State Housing Development Commission Single Family Mortgage Revenue	3.500%	11/01/2050	885,000	964,977
Missouri State Housing Development Commission Single Family Mortgage Revenue	3.500%	11/01/2050	2,520,000	2,767,262
Missouri State Housing Development Commission Single Family Mortgage Revenue	3.875%	05/01/2050	1,685,000	1,852,607
Ohio Housing Finance Agency Residential Mortgage Revenue	3.000%	03/01/2052	2,000,000	2,159,620
Ohio Housing Finance Agency Residential Mortgage Revenue	3.700%	03/01/2032	665,000	715,799
5.4% – Total For Housing				$14,946,072
Total Municipal Income Securities – Bonds 11.9%				$270,225,256
(Identified Cost $259,793,113)
Cash Equivalents			Shares
Dreyfus AMT-Free Tax Cash Management Fund**			6,159,813	6,159,197
Total Cash Equivalents 2.2%				$6,159,197
(Identified Cost $6,159,197)
Total Portfolio Value 14.1%				$276,384,453
(Identified Cost $265,952,310)
Liabilities in Excess of Other Assets – 0.5%				$(1,400,863)
Total Net Assets 13.6%				$274,983,590

*
Pre-refunded / Escrowed-to-Maturity Bonds; as of December 31, 2021, these bonds represented 4.01% of total assets.

**
Variable Rate Security; as of December 31, 2021, the 7 day annualized yield was 0.01%.

AGM – Assured Guaranty Municipal Mortgage Association
AMBAC – American Municipal Bond Assurance Corp.
BAM – Build America Mutual
CSC – Community School Corporation
The accompanying notes are an integral part of these financial statements.

25

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2021

CSD – City School District
FGIC – Financial Guaranty Insurance Co.
FHLMC – Federal Home Loan Mortgage Corp.
FNMA – Federal National Mortgage Association
FSA – Financial Security Assurance
GNMA – Government National Mortgage Association
GO – General Obligation
LSD – Local School District
MBIA – Municipal Bond Insurance Association
PSD – Public School District
SD – School District
SDCP – Ohio School District Credit Program
SDCEP – Ohio School District Credit Enhancement Program
The accompanying notes are an integral part of these financial statements.

26

JOHNSON MUTUAL FUNDS	December 31, 2021

Statements of Assets and Liabilities
	Equity Income Fund	Opportunity Fund	International Fund
Assets:
Investment Securities at Fair Value*	$609,376,740	$126,075,074	$24,839,363
Cash & Cash Equivalents	—	—	3,315
Dividends and Interest Receivable	776,107	112,961	35,602
Reclaims Receivable	—	—	40,427
Fund Shares Sold Receivable	73,380	5,437	8,700
Total Assets	$610,226,227	$126,193,472	$24,927,407
Liabilities:
Accrued Management Fees	$508,151	$105,777	$20,645
Fund Shares Redeemed Payable	4,787	68	102
Total Liabilities	$512,938	$105,845	$20,747
Net Assets	$609,713,289	$126,087,627	$24,906,660
Net Assets Consist of:
Paid in Capital	$390,451,680	$92,224,183	$18,334,363
Accumulated Earnings	219,261,609	33,863,444	6,572,296
Net Assets	$609,713,289	$126,087,627	$24,906,660
Shares Outstanding (Unlimited Amount Authorized)	16,733,332	2,396,293	813,542
Offering, Redemption and Net Asset Value Per Share	$36.44	$52.62	$30.62
*Identified Cost of Investment Securities	$402,012,433	$92,379,531	$17,882,367
The accompanying notes are an integral part of these financial statements.

27

JOHNSON MUTUAL FUNDS	December 31, 2021

Statements of Assets and Liabilities – Continued
	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$1,027,960,747	$276,384,453
Cash & Cash Equivalents	—	—
Dividends and Interest Receivable	6,755,875	1,868,679
Receivable for CMO Paydowns	4,534	—
Fund Shares Sold Receivable	1,426,145	139,100
Total Assets	$1,036,147,301	$278,392,232
Liabilities:
Accrued Management Fees	$746,875	$151,238
Due to Custodian	—	1,303,051
Securities Purchased Payable	—	1,941,750
Fund Shares Redeemed Payable	34,071	12,603
Total Liabilities	$780,946	$3,408,642
Net Assets	$1,035,366,355	$274,983,590
Net Assets Consist of:
Paid in Capital	$1,005,050,341	$264,551,447
Accumulated Earnings	30,316,014	10,432,143
Net Assets	$1,035,366,355	$274,983,590
Shares Outstanding (Unlimited Amount Authorized)	59,301,562	15,293,184
Offering, Redemption and Net Asset Value Per Share	$17.46	$17.98
*Identified Cost of Investment Securities	$997,645,244	$265,952,310

The accompanying notes are an integral part of these financial statements.

28

JOHNSON MUTUAL FUNDS	December 31, 2021

Statements of Operations
	Equity Income Fund	Opportunity Fund	International Fund
	Year Ended 12/31/2021	Year Ended 12/31/2021	Year Ended 12/31/2021
Investment Income:
Dividends	$8,810,712	$1,950,058	$839,180
Less: Foreign withholding taxes on dividends	(66,358)	(271)	(113,274)
Total Investment Income	$8,744,354	$1,949,787	$725,906
Expenses:
Management Fee	$5,423,657	$1,133,994	$234,907
Net Expenses	$5,423,657	$1,133,994	$234,907
Net Investment Income	$3,320,697	$815,793	$490,999
Realized and Unrealized Gains/(Losses):
Net Realized Gain/(Loss) from Security Transactions	$54,836,346	$15,764,997	$(98,132)
Net Change in Unrealized Gain On Investments	65,509,120	12,660,727	1,715,758
Net Gain/(Loss) on Investments	$120,345,466	$28,425,724	$1,617,626
Net Change in Net Assets from Operations	$123,666,163	$29,241,517	$2,108,625
The accompanying notes are an integral part of these financial statements.

29

JOHNSON MUTUAL FUNDS	December 31, 2021

Statements of Operations – Continued
	Fixed Income Fund	Municipal Income Fund
	Year Ended 12/31/2021	Year Ended 12/31/2021
Investment Income:
Interest	$21,966,211	$6,492,507
Dividends	339,865	486
Total Investment Income	$22,306,076	$6,492,993
Expenses:
Management Fee	$8,497,123	$1,738,223
Net Expenses	$8,497,123	$1,738,223
Net Investment Income	$13,808,953	$4,754,770
Realized and Unrealized Gains/(Losses):
Net Realized Gain from Security Transactions	$5,616,862	$487,031
Net Change in Unrealized (Loss) On Investments	(42,690,616)	(4,403,146)
Net Gain/(Loss) on Investments	$(37,073,754)	$(3,916,115)
Net Change in Net Assets from Operations	$(23,264,801)	$838,655

The accompanying notes are an integral part of these financial statements.

30

JOHNSON MUTUAL FUNDS	December 31, 2021

Statements of Changes in Net Assets
	Equity Income Fund		Opportunity Fund		International Fund
	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2021	Year Ended 12/31/2020
Operations:
Net Investment Income	$3,320,697	$3,674,692	$815,793	$509,109	$490,999	$326,634
Net Realized Gain/(Loss) from Security Transactions	54,836,346	1,113,237	15,764,997	(1,608,231)	(98,132)	398,890
Net Change in Unrealized Gain On Investments	65,509,120	45,735,571	12,660,727	10,118,681	1,715,758	357,457
Net Change in Net Assets from Operations	$123,666,163	$50,523,500	$29,241,517	$9,019,559	$2,108,625	$1,082,981
Distributions to Shareholders (see Note 2)	$(47,400,751)	$(9,256,412)	$(14,800,439)	$(530,183)	$(667,193)	$(232,687)
Capital Share Transactions:
Proceeds From Sale of Shares	$74,358,063	$72,797,317	$15,517,414	$16,758,399	$3,755,105	$2,229,105
Shares Issued on Reinvestment of Distributions	47,190,597	9,204,575	14,763,088	528,793	666,925	232,684
Cost of Shares Redeemed	(52,906,157)	(59,282,255)	(11,923,151)	(8,983,049)	(2,061,767)	(3,289,414)
Net Change in Net Assets from Capital Share Transactions	$68,642,503	$22,719,637	$18,357,351	$8,304,143	$2,360,263	$(827,625)
Net Change in Net Assets	$144,907,915	$63,986,725	$32,798,429	$16,793,519	$3,801,695	$22,669
Net Assets at Beginning of Year	$464,805,374	$400,818,649	$93,289,198	$76,495,679	$21,104,965	$21,082,296
Net Assets at End of Year	$609,713,289	$464,805,374	$126,087,627	$93,289,198	$24,906,660	$21,104,965
Capital Share Activity(a)
Shares Sold	2,094,530	2,649,131	293,509	471,128	121,042	92,235
Share Reinvested	1,296,089	295,777	280,774	11,663	21,773	8,110
Shares Redeemed	(1,483,178)	(2,183,007)	(226,238)	(235,458)	(67,205)	(139,368)
Net Increase (Decrease) in Shares Oustanding	1,907,441	761,901	348,045	247,333	75,610	(39,023)
Shares Outstanding, beginning of year	14,825,891	14,063,990	2,048,248	1,800,915	737,932	776,955
Shares Outstanding, end of year	16,733,332	14,825,891	2,396,293	2,048,248	813,542	737,932

(a)
There were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form

The accompanying notes are an integral part of these financial statements.

31

JOHNSON MUTUAL FUNDS	December 31, 2021

Statements of Changes in Net Assets – Continued
	Fixed Income Fund		Municipal Income Fund
	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2021	Year Ended 12/31/2020
Operations:
Net Investment Income	$13,808,953	$14,727,135	$4,754,770	$4,470,599
Net Realized Gain from Security Transactions	5,616,862	13,803,636	487,031	273,660
Net Change in Unrealized Gain/(Loss) On Investments	(42,690,616)	38,300,808	(4,403,146)	7,167,360
Net Change in Net Assets from Operations	$(23,264,801)	$66,831,579	$838,655	$11,911,619
Distributions to Shareholders (see Note 2)	$(19,425,305)	$(28,424,055)	$(5,266,506)	$(4,778,564)
Capital Share Transactions:
Proceeds From Sale of Shares	$208,196,003	$188,879,073	$46,813,180	$51,639,731
Shares Issued on Reinvestment of Distributions	19,143,519	27,985,213	5,200,684	4,705,662
Cost of Shares Redeemed	(107,787,693)	(94,260,210)	(32,330,793)	(28,876,723)
Net Change in Net Assets from Capital Share Transactions	$119,551,829	$122,604,076	$19,683,071	$27,468,670
Net Change in Net Assets	$76,861,723	$161,011,600	$15,255,220	$34,601,725
Net Assets at Beginning of Year	$958,504,632	$797,493,032	$259,728,370	$225,126,645
Net Assets at End of Year	$1,035,366,355	$958,504,632	$274,983,590	$259,728,370
Capital Share Activity(a)
Shares Sold	11,728,526	10,324,143	2,583,462	2,850,045
Share Reinvested	1,091,375	1,532,866	288,866	259,569
Shares Redeemed	(6,092,695)	(5,172,438)	(1,785,422)	(1,599,981)
Net Increase (Decrease) in Shares Oustanding	6,727,206	6,684,571	1,086,906	1,509,633
Shares Outstanding, beginning of year	52,574,356	45,889,785	14,206,278	12,696,645
Shares Outstanding, end of year	59,301,562	52,574,356	15,293,184	14,206,278

(a)
There were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form

The accompanying notes are an integral part of these financial statements.

32

FINANCIAL HIGHLIGHTS	EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$31.35	$28.50	$22.48	$25.12	$21.67
Operations:
Net Investment Income	0.21	0.25	0.29	0.28	0.26
Net Realized and Unrealized Gains/(Losses) on Securities	7.92	3.24	7.37	(0.97)	5.15
Total Operations	$8.13	$3.49	$7.66	$(0.69)	$5.41
Distributions:
Net Investment Income	(0.21)	(0.25)	(0.29)	(0.28)	(0.26)
Net Realized Capital Gains	(2.83)	(0.39)	(1.35)	(1.67)	(1.70)
Total Distributions	$(3.04)	$(0.64)	$(1.64)	$(1.95)	$(1.96)
Net Asset Value, end of year	$36.44	$31.35	$28.50	$22.48	$25.12
Total Return(a)	25.96%	12.24%	34.07%	(2.68)%	25.03%
Net Assets, end of year (millions)	$609.71	$464.81	$400.82	$273.66	$198.28
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	0.62%	0.91%	1.11%	1.23%	1.13%
Portfolio Turnover Rate	29.91%	27.55%	31.91%	30.17%	34.76%

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

33

FINANCIAL HIGHLIGHTS	OPPORTUNITY FUND

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$45.55	$42.48	$34.47	$42.89	$40.54
Operations:
Net Investment Income	0.38	0.25	0.28	0.31	0.14
Net Realized and Unrealized Gains/(Losses) on Securities	13.55	3.08	9.58	(6.40)	6.74
Total Operations	$13.93	$3.33	$9.86	$(6.09)	$6.88
Distributions:
Net Investment Income	(0.39)	(0.26)	(0.30)	(0.30)	(0.14)
Return of Capital	—	—	(0.16)	—	—
Net Realized Capital Gains	(6.47)	—	(1.39)	(2.03)	(4.39)
Total Distributions	$(6.86)	$(0.26)	$(1.85)	$(2.33)	$(4.53)
Net Asset Value, end of year	$52.62	$45.55	$42.48	$34.47	$42.89
Total Return(a)	30.59%	7.84%	28.63%	(14.16)%	16.91%
Net Assets, end of year (millions)	$126.09	$93.29	$76.50	$62.18	$58.61
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	0.84%	0.67%	0.67%	0.69%	0.35%
Portfolio Turnover Rate	38.97%	32.89%	36.19%	61.22%	41.50%

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

34

FINANCIAL HIGHLIGHTS	INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$28.60	$27.13	$23.17	$26.37	$22.20
Operations:
Net Investment Income	0.64	0.43	0.53	0.55	0.37
Net Realized and Unrealized Gains/(Losses) on Securities	2.22	1.36	4.03	(3.17)	4.18
Total Operations	$2.86	$1.79	$4.56	$(2.62)	$4.55
Distributions:
Net Investment Income	(0.77)	(0.32)	(0.60)	(0.58)	(0.38)
Return of Capital	(0.07)	—	—	—	—
Net Realized Capital Gains	—	—	—	—	—
Total Distributions	$(0.84)	$(0.32)	$(0.60)	$(0.58)	$(0.38)
Net Asset Value, end of year	$30.62	$28.60	$27.13	$23.17	$26.37
Total Return(a)	10.00%	6.59%	19.69%	(9.93)%	20.50%
Net Assets, end of year (millions)	$24.91	$21.10	$21.08	$17.95	$17.68
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	2.09%	1.77%	2.02%	2.21%	1.53%
Portfolio Turnover Rate	6.62%	7.85%	4.33%	6.87%	2.48%

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

35

FINANCIAL HIGHLIGHTS	FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$18.23	$17.38	$16.39	$16.84	$16.67
Operations:
Net Investment Income	0.24	0.30	0.36	0.34	0.31
Net Realized and Unrealized Gains/(Losses) on Securities	(0.68)	1.11	1.00	(0.44)	0.22
Total Operations	$(0.44)	$1.41	$1.36	$(0.10)	$0.53
Distributions:
Net Investment Income	(0.26)	(0.32)	(0.37)	(0.35)	(0.33)
Net Realized Capital Gains	(0.07)	(0.24)	—	—	(0.03)
Total Distributions	$(0.33)	$(0.56)	$(0.37)	$(0.35)	$(0.36)
Net Asset Value, end of year	$17.46	$18.23	$17.38	$16.39	$16.84
Total Return(a)	(2.37)%	8.17%	8.35%	(0.56)%	3.22%
Net Assets, end of year (millions)	$1,035.37	$958.50	$797.49	$623.44	$417.66
Ratios/supplemental data
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to average net assets	1.38%	1.66%	2.15%	2.17%	1.88%
Portfolio Turnover Rate	38.78%	25.08%	21.33%	23.40%	34.97%

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

36

FINANCIAL HIGHLIGHTS	MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$18.28	$17.73	$17.12	$17.29	$17.06
Operations:
Net Investment Income	0.32	0.33	0.32	0.32	0.31
Net Realized and Unrealized Gains/(Losses) on Securities	(0.27)	0.57	0.64	(0.16)	0.24
Total Operations	$0.05	$0.90	$0.96	$0.16	$0.55
Distributions:
Net Investment Income	(0.32)	(0.33)	(0.32)	(0.32)	(0.31)
Return of Capital	0.00(a)	—	—	—	—
Net Realized Capital Gains	(0.03)	(0.02)	(0.03)	(0.01)	(0.01)
Total Distributions	$(0.35)	$(0.35)	$(0.35)	$(0.33)	$(0.32)
Net Asset Value, end of year	$17.98	$18.28	$17.73	$17.12	$17.29
Total Return(b)	0.30%	5.12%	5.66%	0.90%	3.25%
Net Assets, end of year (millions)	$274.98	$259.73	$225.13	$178.97	$123.92
Ratios/supplemental data
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to average net assets	1.78%	1.86%	1.90%	1.94%	1.85%
Portfolio Turnover Rate	9.11%	5.98%	10.54%	10.45%	12.49%

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

37

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2021

1)       Organization:
The Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each a series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Fixed Income Fund began offering its shares publicly on January 4, 1993. The Opportunity Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Equity Income Fund began offering its shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).
The investment objectives of the Funds are as follows:
Equity Income Fund	Above average dividend income and long-term capital growth
Opportunity Fund	Long-term capital growth
International Fund	Long-term capital growth
Fixed Income Fund	A high level of income over the long-term consistent with preservation of capital
Municipal Income Fund	A high level of federally tax-free income over the long-term consistent with preservation of capital
The Funds are each diversified. The Municipal Income Fund invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.
2)       Significant Accounting Policies:
Basis of Accounting:
The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies.”
Investment Income and Realized Capital Gains and Losses on Investment Securities:
Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method, mainly using high-cost lots. Discounts and premiums on securities purchased are amortized over the lives or to the earliest call date of the respective securities in accordance with GAAP. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.
Federal Income Tax:
The Funds have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent is net investment income and net realized capital gains are distributed in accordance with the Code.

38

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2021

2)       Significant Accounting Policies, continued

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended December 31, 2021 for the Opportunity, Fixed Income, and Municipal Income Funds, and October 31, 2021 for the Equity Income and International Funds) plus undistributed amounts from prior years.
The following information is computed on a tax basis for each item as of December 31, 2021:
	Equity Income	Opportunity	International	Fixed Income	Municipal Income
Cost of Portfolio Investments	402,026,995	92,379,531	18,094,773	997,645,243	265,952,310
Gross unrealized appreciation	211,744,854	36,798,188	8,494,818	38,006,483	10,928,241
Gross unrealized depreciation	(4,395,109)	(3,102,645)	(1,750,228)	(7,690,979)	(496,098)
Net unrealized appreciation	207,349,745	33,695,543	6,744,590	30,315,504	10,432,143
Undistributed ordinary income	6,009,638	142,672	—	510	—
Undistributed Capital Gains	5,902,226	25,230	—	—	—
Other accumulated gains/(losses)	—	—	(172,294)	—	—
Accumulated Earnings	219,261,609	33,863,445	6,572,296	30,316,014	10,432,143
The difference between the federal income tax cost and the financial statement cost of the Funds’ portfolio investments is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales.
As of December 31, 2021, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers, which may be carried forward on indefinite period of time, are as follows:
	Long-Term	Short-Term	Total Capital Loss Carryover
Johnson International Fund .	79,164	89,178	168,342
In 2021, the Opportunity Fund utilized $1,608,231 of capital loss carryforwards. The International Fund had late year ordinary loss deferrals in the amount of  $3,950.
The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statement of Operations. During the year ended December 31, 2021, the Funds did not incur any interest or penalties.
Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fixed Income Fund and Municipal Income Fund intend to distribute net investment income on a calendar quarter basis. The Equity Income, Opportunity and International Funds intend to distribute net investment income, if any, at least once a year. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment

39

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2021

2)       Significant Accounting Policies, continued

for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.
For the year ended December 31, 2021, the Funds made the following reclassifications to increase (decrease) the components of the net assets:
	Paid in Capital	Accumulated Earnings
Equity Income Fund	$8	$(8)
Opportunity Fund	4,218	(4,218)
International Fund	(57,857)	(57,857)
Municipal Income	(24,705)	24,705
Reasons for the reclassification of components of net assets are attributable to REIT income reclassification and return of capital distributions.
The tax character of the distributions paid, as of December 31, 2021, is as follows:
	Tax year	Ordinary Income*	Tax-Exempt Income	Net Realized Long-Term Capital Gain	Total Taxable Distributions Paid	Return of Capital	Total Distributions Paid
Johnson Equity Income Fund	2020	$4,948,585	$—	$4,307,827	$9,256,412	$—	$9,256,412
	2021	14,109,774	—	33,290,977	47,400,751		47,400,751
Johnson Opportunity Fund	2020	509,109	—	—	509,109	21,074	530,183
	2021	4,069,398	—	10,731,041	14,800,439	—	14,800,439
Johnson International Fund	2020	232,687	—	—	232,687	—	232,687
	2021	609,336	—	—	609,336	57,857	667,193
Johnson Fixed Income Fund	2020	18,396,451	—	9,998,546	28,394,997	29,058	28,424,055
	2021	15,102,867	—	4,322,438	19,425,305	—	19,425,305
Johnson Municipal Income Fund	2020	—	4,473,651	272,840	4,746,491	32,073	4,778,564
	2021	—	4,755,295	486,506	5,241,801	24,705	5,266,506

*
Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

3)       Security Valuation and Transactions:
The Funds utilize various methods to measure the fair value of their investments on a recurring basis. The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time).
Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

40

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2021

3)       Security Valuation and Transactions, continued

GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
♦
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

♦
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

♦
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Fair Value Measurements:
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:
Equity Securities (Common Stock, Real Estate Investment Trusts).   Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. When adjustments to observable prices are applied or when the market is considered inactive, securities will be categorized in Level 2 of the fair value hierarchy.
Corporate Bonds.   The fair value of Corporate Bonds is estimated using quotations from pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.
Certificates of Deposit.   Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.
Municipal Bonds.   Municipal Bonds are normally valued using quotations from pricing vendors that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

41

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2021

3)       Security Valuation and Transactions, continued

U.S. Government Securities.   U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.
U.S. Agency Securities.   U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
Preferred Stocks.   Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Money Market.   Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value each Fund’s investment securities as of December 31, 2021:
Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$601,151,052	$—	$—	$601,151,052
Cash Equivalents	8,225,688	—	—	8,225,688
Total	$609,376,740	$—	$—	$609,376,740
Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$123,082,668	$—	$—	$123,082,668
Cash Equivalents	2,992,406	—	—	2,992,406
Total	$126,075,074	$—	$—	$126,075,074
International Fund	Level 1	Level 2	Level 3	Total
Preferred Stocks	$43,313	$—	$—	$43,313
Common Stocks*	23,760,352	415,528	$—	24,175,880
Cash Equivalents	620,170	—	—	620,170
Total	$24,423,835	$415,528	$—	$24,839,363

42

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2021

3)       Security Valuation and Transactions, continued

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$562,124,136	$—	$562,124,136
Certificates of Deposit	—	261,147	—	261,147
U.S. Government Treasury Obligations	—	226,252,465	—	226,252,465
U.S. Government Agency Obligations	—	24,276,480	—	24,276,480
U.S. Government Agency Obligations – Mortgage-Backed	—	178,063,801	—	178,063,801
Taxable Municipal Bonds	—	26,945,310	—	26,945,310
Preferred Stocks	6,998,544	—	—	6,998,544
Cash Equivalents	3,038,864	—	—	3,038,864
Total	$10,037,408	$1,017,923,339	$—	$1,027,960,747
Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds*	$—	$270,225,256	$—	$270,225,256
Cash Equivalents	6,159,197	—	—	6,159,197
Total	$6,159,197	$270,225,256	$—	$276,384,453

*
See Portfolio of Investments for industry classification.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 Securities is included for this reporting period.
In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not engage in any derivative transactions as of or during the year ended December 31, 2021.
4)       Portfolio Risks:
Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. As of December 31, 2021, the Overnight and 12-Month USD LIBOR settings will continue to report daily rates through June 30, 2023. Management expects the bonds currently held by the Funds using the LIBOR rate to set the variable rates for the bonds to be sold or mature prior to this date. In the event that a bond may still be held as of this final date, it appears that either the bond will switch over to SOFR (Secured Overnight Financing Rate — a replacement for LIBOR), or the bond will lock in the last known coupon and become a fixed rate bond. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Currently, the Funds have securities (less than 1% of holdings) using LIBOR as a basis for their variable rates.
The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

43

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2021

5)       Investment Advisory Agreements:
The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest), and extraordinary expenses.
The Funds incurred management fees for the year ended December 31, 2021, as indicated below.
Fund	Fee	Management Fee	Payable as of December 31, 2021
Equity Income Fund	1.00%	$5,423,657	$508,151
Opportunity Fund	1.00%	1,133,994	105,777
International Fund	1.00%	234,907	20,645
Fixed Income Fund	0.85%	8,497,123	746,875
Municipal Income Fund	0.65%	1,738,223	151,238
6)       Related Party Transactions:
All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $72,000 for the year ended December 31, 2021, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of ten Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, Johnson Core Plus Bond Fund and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2021, client accounts managed by the Adviser and held by Charles Schwab & Co, with full advisory discretion, held in aggregate the following:
Equity Income Fund	74.95%
Opportunity Fund	82.12%
International Fund	34.31%
Fixed Income Fund	93.81%
Municipal Income Fund	98.18%
Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These services are paid for by the Adviser.
7)       Purchases and Sales of Securities:
From January 1, 2021 through December 31, 2021, purchases and sales of investment securities aggregated:
	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Johnson Equity Income Fund	$179,594,523	$158,093,559	$—	$—
Johnson Opportunity Fund	45,760,987	42,657,816	—	—
Johnson International Fund	3,532,646	1,501,289	—	—
Johnson Fixed Income Fund	303,936,328	219,249,559	196,803,403	159,050,508
Johnson Municipal Income Fund	46,373,619	23,639,275	—	—

44

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2021

8)      Borrowings:
The Equity Income Fund, Opportunity Fund, International Fund, Fixed Income Fund, and Municipal Income Fund each has an unsecured line of credit up to 33.3% of its net assets, with a total maximum of  $60,000,000.
Borrowings under the agreement bear interest at the sum equal to the Prime lending rate. During the year ended December 31, 2021, the Municipal Income Fund borrowed from the line for one (1) calendar day, in the amount of  $129,000. There were no borrowings for any of the other Funds at any time during the year.
9)       Estimates:
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
10)       Indemnification
In the normal course of business, the Trust, on behalf of the Funds, enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.
11)       Subsequent Events:
Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

45

DISCLOSURE OF EXPENSES (unaudited)	December 31, 2021

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of  $1,000 invested in the Funds on June 30, 2021 and held through December 31, 2021.
The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.
	Beginning Account Value June 30, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 – December 31, 2021
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$1,099.61	$5.29
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Opportunity Fund
Actual Fund Return	$1,000.00	$1,104.34	$5.30
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson International Fund
Actual Fund Return	$1,000.00	$1,006.08	$5.06
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,002.70	$4.29
Hypothetical Return	$1,000.00	$1,020.92	$4.37
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,011.74	$3.30
Hypothetical Return	$1,000.00	$1,021.93	$3.35

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Equity Income, Opportunity, and International Funds, the expense ratio is 1.00%; for the Fixed Income Fund, the expense ratio is 0.85%; and for the Municipal Income Fund, the expense ratio is 0.65%.

46

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program (Unaudited)

The Johnson Mutual Funds Trust (“Trust”) has established a liquidity risk management program (the “Program”) to manage the portfolio liquidity risk for each fund in the Trust (each a “Fund”) in accordance with Rule 22e-4 under the Investment Company Act of 1940 (“the Rule”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of compliance personnel and portfolio managers of the Adviser. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.
The Program is designed to enable the Funds to assess and manage their liquidity risk in compliance with the requirements of the Rule. Liquidity risk means the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and reclassification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.
The Board met on December 1, 2021 to review the liquidity risk management program applicable to each Fund. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation. The Committee reported during the meeting that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. There were no material changes to the Program during the reporting period. The report provided to the Board stated that the Committee concluded that based on the operation of the functions of the Program is operating as intended and is effective in implementing the requirements of the Rule.

47

ADDITIONAL INFORMATION	December 31, 2021

Proxy Disclosure
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Availability of Schedules of Portfolio Investments:
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year at www.johnsonmutualfunds.com or on Form N-PORT. The Funds’ holdings are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) by visiting www.johnsonmutualfunds.com; or (3) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Code of Ethics
The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:
Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Johnson Mutual Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund, each a series of Johnson Mutual Funds Trust, (the “Funds”) as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Funds’ auditor since 2004.
COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2022

49

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.
Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Interested Trustee
Timothy E. Johnson (79) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	10	None
INDEPENDENT TRUSTEES
Ronald H. McSwain (79) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	10	None
John R. Green (79) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company; Purchases Director, Global Baby Care	10	None
James J. Berrens (56) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Christian Community Health Services: Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015	10	None
Dr. Jeri B. Ricketts (64) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Retired Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati (2002-2018); Associate Professor Emeritus of Accounting, University of Cincinnati since 1986	10	None

50

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Officers
Jason O. Jackman (50) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser	N/A	N/A
Marc E. Figgins (57) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Director of Fund Services for the Trust’s Adviser	NA	NA
Scott J. Bischoff (55) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Chief Compliance Officer of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (50) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Fund Administration & Compliance Associate for the Trust’s Adviser	NA	NA

51

Trustees and Officers
Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary
Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170
Custodian
US Bank
425 Walnut Street
Cincinnati, OH 45202
Independent Registered Public Accounting Firm
Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115
Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.
Investment Company Act #811-7254

ANNUAL REPORT
JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
I SHARES:  JIBDX  F SHARES  JIMDX
JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
I SHARES:  JIBEX  F SHARES  JIMEX
JOHNSON INSTITUTIONAL CORE BOND FUND
I SHARES:  JIBFX  F SHARES  JIMFX
JOHNSON ENHANCED RETURN FUND
JENHX
Johnson Core Plus Bond Fund
JCPLX
DECEMBER 31, 2021
Johnson Mutual Funds Trust
3777 West Fork Road | Cincinnati, Ohio 45247
513.661.3100 | 800.541.0170 | Fax 513.661.4901
WWW.JOHNSONMUTUALFUNDS.COM

JOHNSON MUTUAL FUNDS	December 31, 2021

Letter from the Fund President	December 2021

We are pleased to present you with the Johnson Mutual Funds’ December 31, 2021 Annual Report to Shareholders. On the following pages we have provided commentary on the performance of each of the Funds in 2021 as well as the relative performance compared to an appropriate index.
The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.
Overall Market Commentary
The 28.71% gain for the S&P 500 Index (“S&P”) in 2021 proves yet again how unpredictable stock markets are in the short-term. The rebound that began in March 2020 continued unabated through 2021, despite multiple headwinds. The S&P has more than doubled since the lows last spring. Once again international stocks lagged U.S. stocks, but still made headway. As interest rates generally rose with fits and starts, bond indices fell slightly. Commodity prices increased dramatically, especially energy-related ones like crude oil and natural gas.
Stock market gains occurred despite high levels of fear and uncertainty, amid a global pandemic, government lockdowns, recession, severe disruptions in the labor market and supply chain, a contentious election, rising inflation, and historic amounts of government spending (not to mention lots of political wrangling along the way).
Amazingly, the gains came with little volatility for the overall S&P. Normally such a list of catalysts would lead to at least one 10% correction, but only once did the market even fall as much as 5% from the peak. Each time the market began to drop, optimism prevailed and more money flowed in. However, the gains for the overall S&P hide the fact that there was a wide disparity throughout the year between the best and worst performers, so in this case, a rising tide did not lift all boats. Energy, real estate, financials, and technology sectors outperformed the S&P while telecom, utilities, health care, and consumer staples lagged.
There are several reasons the market did so well amid the turmoil. High corporate earnings growth was a major contributor. Earnings growth was extraordinarily high this year, admittedly off a low base. Some of the market’s largest contributors experienced revenue and profit gains despite the economic upheaval, and in some cases because of it. For example, tech and consumer companies, as well as those tied to residential real estate, have benefited from the changes brought about over the last year and a half. The market also benefited from increased appetite from investors willing to pay a higher multiple for those earnings.
On a broader level, monetary stimulus from the Fed and other central banks has supported risk taking. While the Fed has indicated its plans to reduce stimulus, it is clear it intends to make the process slow and tolerable to the market. Low interest rates have decreased the appeal of conservative investments and allowed businesses and consumers to borrow more easily. At the same time, government stimulus (extended unemployment compensation, advance child tax credits, student loan forbearance, eviction moratoriums, etc.) has kept consumers flush with cash.
In addition, there are numerous encouraging signs in the labor market and economy at large. There are plenty of remaining dislocations that resulted from the pandemic, but economic data provide evidence that people are returning to normal activity as the novelty of the virus and its mutations fades. While the Omicron variant was a headline late in the year, increasing adoption and confidence in vaccination efficacy overwhelmed those concerns.
Inflation Update
The hot topic of the year other than the pandemic was inflation. Inflation and interest rates are infamous in terms of their lack of predictability. Indeed, inflation itself is a number that very few agree how to measure. There are numerous inflation statistics, none of which are perfect. However, most consumers didn’t have to look far to realize it was upon us. For many this was evident at the grocery store and especially in the used car market. But prices of all kinds of items were notably higher throughout the year. The housing market was no exception, and higher energy prices also hit consumer pockets. On the bright side, Social Security recipients will receive a significant cost of living adjustment to their benefit in 2022.

Letter from the Fund President	December 2021

Initially it was clear the shutdowns were generating shortages and price increases. What’s more difficult to determine is which of these will stick even after the unwinding of the shortages is complete. In some cases, supply chains and market dynamics could cause these shortages and higher prices to persist for many years to come. The housing market is one such case. Building houses takes time, and there are far more buyers lined up to build or buy homes than there are existing or new houses to be had.
The U.S. Bureau of Labor Statistics (BLS), which compiles one of the primary indexes of inflation called the Consumer Price Index (CPI), saw prices increase by 6.8% in the 12-month period ended November 2021. This is the highest rate since the early 1980s.
Hawkish Shift at the Fed
The rise of inflation and its continued presence has cast doubt upon the initial label of  “transitory.” This term was used repeatedly by the Fed to characterize what it believed to be the short-term nature of higher prices. As the year wore on and inflation showed no signs of slowing, the Fed began to somewhat change its tone. It began to signal to the market that the wide-open spigot would begin to slowly shut off.
First, it announced plans to taper bond purchases. These purchases provide liquidity to the financial system while helping reduce interest rates. Then, it took the next step to begin to taper those bond purchases. Finally, it decided to double the pace of tapering, and went even further by signaling potential rate hikes in the coming year. Expectations have increased for “liftoff” to come as early as the first quarter of 2022.
Despite the Fed’s cautious tone, it remains likely the most acute price pressure is coming from a narrow list of industries, especially in consumer goods and durable goods. These industries experienced significant pull-forward in demand during COVID. These tend to be industries that rely on global supply chains, which were also highly disrupted which only added to the strain. Ultimately, demand for those items should normalize or even fall below pre-pandemic trends, while supply chains also clear up and return to normal. Increasing global vaccination rates, especially in export-dependent emerging market countries, should aid in this normalization.
Legislation Outlook
In the wake of the 2020 elections the Democratic majority laid out ambitious plans, including tax hikes and other initiatives that are typically bearish for stocks. This agenda was only partially implemented in 2021, mostly because of the 50-50 spilt in the Senate. The Infrastructure Bill was passed and signed into law late in the year, but the so called “Reconciliation” bill, larger and more controversial, was held up by the Senate. The Democrats were unable to convince any Republicans or moderate Democrat Joe Manchin that the bill was good enough. This legislation will be picked up again in 2022, and it remains to be seen what the final details will be. However, some of the initial provisions had been removed from the bill given the stiff opposition from the likes of Senator Manchin.
Looking Ahead
Once again, we enter a new year on the heels of a fantastic run, with the Dow Jones Industrial Average and S&P 500 at or above record highs. It’s tempting at these times to assume the market is due for a pullback soon. This is a reasonable assumption that is often wrong, and thus should be held lightly. A few reminders are in order.
First, valuation is not a good market-timing tool. The market can continue to rise despite the current level of various valuation metrics. It’s better to view such measures as an indicator of return potential in the coming 3-5 years as opposed to a buy or sell signal. Higher valuations signal lower returns are likely, but there could be significant periods of strength within those coming years. The market can often generate meaningful gains in the later stages of bull markets.
Second, it’s important to remember the stock market rises more than it falls. It has a long track record of experiencing positive returns more often than negative (roughly 3 out of every 4 years). Long-term investors have been much better off as optimists than pessimists. This is also true of the economy. It has proved to be a bad bet for a long time to underestimate innovation, free enterprise, and the desire of consumers to spend around the world.

Letter from the Fund President	December 2021

Finally, diversified investors with a long-term focus have little to fear. Investing in quality stocks and bonds, with proper asset allocation customized to each situation allows them to sleep at night knowing their cash flow is not in jeopardy. Even when the inevitable corrections and bear markets occur, there is no cause for panic for such investors, who can continue to live as before and even take advantage of those selloffs to buy stocks on sale.
Disclaimer:
Any expectations presented should not be taken as a guarantee or other assurance as to future results. Our opinions are a reflection of our best judgment at the time this presentation was created, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events or otherwise. The material contained herein is based upon proprietary information and is provided purely for reference and as such is confidential and intended solely for those to whom it was provided by Johnson Investment Counsel.

Johnson Institutional Short Duration Bond Fund	Performance Review – December 31, 2021

The Johnson Institutional Short Duration Bond Fund (Class I Shares) provided a total return of  -0.91% during 2021, compared to a -0.41% return for the Bank of America/Merrill Lynch 1-3 Year US Corporate & Government Index.
Bond yields increased sharply during the early part of the year as the economic recovery gained momentum. Widespread vaccinations, economic reopening, and ongoing stimulus spurred economic growth but also fueled investor fear of rising inflation. As a result, in the first half of the year, short-term interest rates remained largely unchanged, while longer-term interest rates rose significantly. Inflation remained elevated during the second half of the year, causing the Federal Reserve (the “Fed”) to shift its focus toward tightening policy. As a result, short-term interest rates rose, while long-term rates remained steady. For the full year interest rates finished higher across all maturities. The Fund’s modestly longer duration relative to its benchmark as well as its exposure to three-to-five-year maturities was a headwind during the year.
After beginning the year at low levels, credit spreads continued to consistently tighten throughout the first half of this year before modestly widening to finish the year largely unchanged. Performance across sectors was uneven, however, as low-quality, cyclical sectors outperformed high-quality, more stable industries. While ongoing spread tightening was beneficial to the Fund’s relative performance, the Fund’s focus on higher-quality corporates was a modest headwind during the year. Looking forward, further spread tightening is likely to be somewhat limited by historically tight valuations in the credit market. Despite this limitation, the Fund’s emphasis on corporate bonds as well as its allocation to three-to-five year maturities should help provide a yield advantage versus the benchmark which should be beneficial for performance going forward.
The Fed is likely to dominate market headlines throughout the coming year. Within just a few months, the Fed has embarked upon tapering asset purchases, doubling the pace of tapering, and is now hinting at the possibility of near-term interest rate hikes and even outright balance sheet contraction. There has been a clear shift in the Fed’s mindset, abandoning its more patient approach for an increasingly hawkish tilt aimed at slowing inflation. While recent economic performance and inflation have both been quite robust, we ultimately believe that as the impact of fiscal stimulus wanes, the macroeconomic environment should moderate throughout the coming year. As a result, we continue to position duration modestly long versus the benchmark. We also continue to reiterate our discipline to remain overweight high-quality bonds in counter-cyclical industries to limit the Fund’s exposure to spread volatility should the market correct. The combination of historically low interest rates and tight credit spreads are likely to lead to subdued fixed income returns going forward. Finally, as the Fed embarks upon its policy tightening, we continue to believe that our disciplined approach remains well-positioned to weather possible bouts of market volatility.
Performance Information
Class I Shares
Average Annual Total Returns	as of December 31, 2021
	Johnson Institutional Short Duration Bond Fund – Class I Shares	B of A / ML 1-3 Year US Corp/Govt Index
One Year	-0.91%	-0.41%
Five Years	2.05%	1.88%
Ten Years	1.65%	1.43%

Johnson Institutional Short Duration Bond Fund	Performance Review – December 31, 2021

Performance Information
Class F Shares
Average Annual Total Returns	as of December 31, 2021
	Johnson Institutional Short Duration Bond Fund – Class F Shares	B of A / ML 1-3 Year US Corp/Govt Index
One Year	-1.09%	-0.41%
Since Inception*	2.99%	2.90%

*
Inception date was May 1, 2018.

Portfolio Information
Holdings by Industry Sector
Sector Allocation	% of Net Assets
Bank and Finance	28.0%
Industrial	21.1%
US Govt Treasury Obligations	14.9%
Mortgage-Backed Securities	11.8%
Utilities	11.2%
US Govt Agency Obligations	8.4%
Taxable Municipal	4.0%
Certificates of Deposit	0.1%
Cash Equivalents	0.1%
Other:
Net Other Assets (Liabilities)	0.4%
100.0%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Short Duration Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bank of America/Merrill Lynch 1-3 Year Government/Corporate Index is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 1-3 Year Government/ Corporate Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Institutional Intermediate Bond Fund	Performance Review – December 31, 2021

The Johnson Institutional Intermediate Bond Fund (Class I Shares) provided a total return of  -1.66% during 2021, compared to a -1.44% return for the Bloomberg Intermediate Government Credit Index.
Bond yields increased sharply during the early part of the year as the economic recovery gained momentum. Widespread vaccinations, economic reopening, and ongoing stimulus spurred economic growth but also fueled investor fear of rising inflation. As a result, in the first half of the year, short-term interest rates remained largely unchanged, while longer-term interest rates rose significantly. Inflation remained elevated during the second half of the year, causing the Federal Reserve (the “Fed”) to shift its focus toward tightening policy. As a result, short-term interest rates rose, while long-term rates remained steady. For the full year interest rates finished higher across all maturities. The Fund’s modestly longer duration relative to its benchmark was a slight headwind during the year.
After beginning the year at low levels, credit spreads continued to consistently tighten throughout the first half of this year before modestly widening to finish the year largely unchanged. Performance across sectors was uneven, however, as low-quality, cyclical sectors outperformed high-quality, more stable industries. Additionally, longer duration corporate bonds outperformed intermediate-duration corporate bonds. While ongoing spread tightening was beneficial to the Fund’s relative performance, the Fund’s focus on high-quality, intermediate-maturity corporates was a modest headwind during the year. Looking forward, further spread tightening is likely to be somewhat limited by historically tight valuations in the credit market. Despite this limitation, the Fund’s emphasis on corporate bonds should help provide a modest yield advantage versus the benchmark, which should be beneficial for performance going forward.
The Fed is likely to dominate market headlines throughout the coming year. Within just a few months, the Fed has embarked upon tapering asset purchases, doubling the pace of tapering, and is now hinting at the possibility of near-term interest rate hikes and even outright balance sheet contraction. There has been a clear shift in the Fed’s mindset, abandoning its more patient approach for an increasingly hawkish tilt aimed at slowing inflation. While recent economic performance and inflation have both been quite robust, we ultimately believe that as the impact of fiscal stimulus wanes, the macroeconomic environment should moderate throughout the coming year. As a result, we continue to position duration roughly neutral versus the benchmark. We also continue to reiterate our discipline to remain overweight high-quality bonds in counter-cyclical industries to limit the Fund’s exposure to spread volatility should the market correct. The combination of historically low interest rates and tight credit spreads are likely to lead to subdued fixed income returns going forward. Finally, as the Fed embarks upon its policy tightening, we continue to believe that our disciplined approach remains well-positioned to weather possible bouts of market volatility
Performance Information
Class I Shares
Average Annual Total Returns	as of December 31, 2021
	Johnson Institutional Intermediate Bond Fund – Class I Shares	Bloomberg Barclays Capital Intermediate Govt/ Credit Index
One Year	-1.66%	-1.44%
Five Years	3.23%	2.91%
Ten Years	2.86%	2.38%

Johnson Institutional Intermediate Bond Fund	Performance Review – December 31, 2021

Performance Information
Class F Shares
Average Annual Total Returns	as of December 31, 2021
	Johnson Institutional Intermediate Bond Fund – Class F Shares(a)	Bloomberg Barclays Capital Intermediate Govt/Credit Index
One Year	-1.83%	-1.44%
Since Inception*	4.26%	4.18%

*
Inception date was May 1, 2018.

Portfolio Information
Holdings by Industry Sector
Sector Allocation	% of Net Assets
US Govt Treasury	31.1%
Bank and Finance	24.3%
Industrial	19.4%
Utilities	11.5%
Mortgage-Backed Securities	8.2%
Taxable Municipal	2.1%
US Govt Agency	1.4%
Cash Equivalents	0.7%
Preferred Stocks	0.6%
Certificate of Deposit	0.1%
Other:
Net Other Assets (Liabilities)	0.6%
100.0%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Intermediate Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Barclays Capital Intermediate Government Credit Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Institutional Core Bond Fund	Performance Review – December 31, 2021

The Johnson Institutional Core Bond Fund (Class I Shares) provided a total return of  -2.04% during 2021, compared to a -1.54% return for the Bloomberg US Aggregate Index.
Bond yields increased sharply during the early part of the year as the economic recovery gained momentum. Widespread vaccinations, economic reopening, and ongoing stimulus spurred economic growth but also fueled investor fear of rising inflation. As a result, in the first half of the year, short-term interest rates remained largely unchanged, while longer-term interest rates rose significantly. Inflation remained elevated during the second half of the year, causing the Federal Reserve (the “Fed”) to shift its focus toward tightening policy. As a result, short-term interest rates rose, while long-term rates remained steady. For the full year, interest rates finished higher across all maturities. Overall, the Fund’s modestly longer duration relative to its benchmark was a slight headwind to performance while the Fund’s yield curve positioning had more mixed results during the year. Within the strategy’s Government bond allocation, our positioning was beneficial as long-term interest rates rose less than short and intermediate rates. Our discipline of focusing the credit portfolio within intermediate maturities was a modest headwind as intermediate-maturity rates rose meaningfully.
After beginning the year at low levels, credit spreads continued to consistently tighten throughout the first half of this year before modestly widening to finish the year largely unchanged. Performance across sectors was uneven, however, as low-quality, cyclical sectors outperformed high-quality, more stable industries. Additionally, long duration corporate bonds outperformed intermediate-duration corporate bonds. While ongoing spread tightening was beneficial to the Fund’s relative performance, the Fund’s focus on high-quality, intermediate-maturity corporates was a modest headwind during the year. Looking forward, further spread tightening is likely to be somewhat limited by historically tight valuations in the credit market. Despite this limitation, the Fund’s emphasis on corporate bonds should help provide a modest yield advantage versus the benchmark, which should be beneficial for performance going forward. The Fund’s security selection within mortgage-backed securities was also beneficial for performance as the Fed’s plan to begin tapering asset purchases negatively impacted the most recently issued, current coupon bonds the most, which the fund seeks to avoid.
The Fed is likely to dominate market headlines throughout the coming year. Within just a few months, the Fed has embarked upon tapering asset purchases, doubled the pace of tapering, and is now hinting at the possibility of near-term interest rate hikes and even outright balance sheet contraction. There has been a clear shift in the Fed’s mindset, abandoning its more patient approach for an increasingly hawkish tilt aimed at slowing inflation. While recent economic performance and inflation have both been quite robust, we ultimately believe that as the impact of fiscal stimulus wanes, the macroeconomic environment should moderate throughout the coming year. As a result, we continue to position duration roughly neutral versus the benchmark. We also continue to reiterate our discipline to remain overweight high-quality bonds in counter-cyclical industries to limit the Fund’s exposure to spread volatility should the market correct. The combination of historically low interest rates and tight credit spreads is likely to lead to subdued fixed income returns going forward. Finally, as the Fed embarks upon its policy tightening, we continue to believe that our disciplined approach remains well-positioned to weather possible bouts of market volatility.
Performance Information
Class I Shares
Average Annual Total Returns	as of December 31, 2021
	Johnson Institutional Core Bond Fund – Class I Shares(a)	Bloomberg Barclays Capital Aggregate Index
One Year	-2.04%	-1.54%
Five Years	3.99%	3.57%
Ten Years	3.45%	2.90%

Johnson Institutional Core Bond Fund	Performance Review – December 31, 2021

Performance Information
Class F Shares
Average Annual Total Returns	as of December 31, 2021
	Johnson Institutional Core Bond Fund – Class F Shares	Bloomberg Barclays Capital Aggregate Index
One Year	-2.15%	-1.54%
Since Inception*	4.99%	4.68%

*
Inception date was May 1, 2018

Portfolio Information
Holdings by Industry Sector
Sector Allocation	% of Net Assets
Bank and Finance	25.3%
US Govt Treasury	22.6%
Industrial	19.5%
Mortgage-Backed Securities	16.7%
Utilities	12.2%
Taxable Municipal	1.3%
US Govt Agency	0.7%
Cash Equivalents	0.7%
Preferred Stocks	0.3%
Certificate of Deposit	0.1%
Other:
Net Other Assets (Liabilities)	0.6%
100.0%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Core Bond Fund and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Barclays Capital Aggregate Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Enhanced Return Fund	Performance Review – December 31, 2021

The total return for the Johnson Enhanced Return Fund in 2021 was 26.51% compared to 28.71% for the S&P 500 Index. The Fund’s underperformance was driven by rising short and intermediate bond yields which detracted from total returns in the bond portion of the portfolio.
2021 was an extraordinary year for the US equity markets, with the S&P 500 hitting new all-time highs throughout the year and posting a gain of over 28%. Equities outperformed fixed income by the widest margin since 2013, earnings growth was robust, and performance was strong in every sector. In fact, all 11 sectors of the market posted double-digit gains for the year for the first time since 1995. Inflation remained elevated during the second half of the year, causing the Federal Reserve (the “Fed”) to shift its focus toward tightening policy: embarking upon tapering asset purchases, doubling the pace of tapering, and now hinting at the possibility of near-term interest rate hikes, and even outright balance sheet contraction. The pace of potential changes in interest rates continues to be instrumental in our strategic positioning of the underlying bond portfolio.
Short duration bond yields began the year at low levels but increased throughout the year as inflation proved more persistent than anticipated and market expectations for Fed rate hikes accelerated. As a result, the Fund’s allocation to fixed income securities, particularly three-to-five-year bond maturities, detracted from performance. The Fund’s allocation to corporate bonds was additive however, as investment-grade credit spreads remained stable throughout the year and the extra income provided from corporate bond spreads helped cushion against the rise in interest rates. Over half of the Fund’s bond allocation is to investment-grade rated corporate securities, which is a key reason why its yield is traditionally higher than the cost of carry in the futures contracts. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark.
The Fed is likely to dominate market headlines throughout the coming year. There has been a clear shift in the Fed’s mindset, abandoning its more patient approach for an increasingly hawkish tilt aimed at slowing inflation. While recent economic performance and inflation have both been quite robust, we ultimately believe that as the impact of fiscal stimulus wanes, the macroeconomic environment should moderate throughout the coming year. As a result, the Fund’s duration is positioned roughly neutral relative to its positioning in prior years. We also continue to reiterate our discipline to remain overweight high-quality bonds in counter-cyclical industries to limit the Fund’s exposure to spread volatility should the market correct. As the Fed embarks upon its policy tightening, we continue to believe that our disciplined approach remains well-positioned to weather possible bouts of market volatility. A higher and steeper yield curve also allows for an improved outlook for returns from the underlying bond portfolio in the years to come.
Average Annual Total Returns	as of December 31, 2021
	Enhanced Return Fund	S&P 500 Index
One Year	26.51%	28.71%
Five Years	18.17%	18.47%
Ten Years	16.72%	16.55%
Holdings by Industry Sector
Sector Allocation	% of Net Assets
Bank and Finance	27.8%
Industrials	19.6%
US Treasury Obligations	14.5%
Mortgage-Backed Securities	12.3%
Utilities	11.9%
US Agency Obligations	10.7%
Taxable Municipals	2.2%
Cash Equivalents	0.7%
Other:
Net Other Assets (Liabilities)	0.3%
100.0%

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Core Plus Bond Fund	Performance Review – December 31, 2021

No performance data provided. Fund inception was November 17, 2021.
Holdings by Industry Sector
Sector Allocation	% of Net Assets
Industrials	30.0%
Bank and Finance	22.4%
US Treasury Obligations	19.9%
Mortgage-Backed Securities	13.4%
Utilities	11.9%
Preferred Stocks	1.0%
Cash Equivalents	0.7%
Other:
Net Other Assets (Liabilities)	0.7%
100.0%

The investment objective of the Johnson Core Plus Bond Fund is to maximize total return over the long term consistent with the preservation of capital, and the primary assets are government and corporate bonds and other fixed income securities. The data on this page is unaudited. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of December 31, 2021

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
ACE INA Holdings	3.350%	05/15/2024	5,697,000	$6,012,272
American Express Credit	2.500%	07/30/2024	4,900,000	5,061,357
AON PLC	3.500%	06/14/2024	2,385,000	2,507,446
AON PLC	3.875%	12/15/2025	2,700,000	2,921,670
Bank of America Corp.	3.300%	01/11/2023	2,080,000	2,136,514
Bank of America Corp.	3.875%	08/01/2025	3,990,000	4,330,028
BB&T Corp.	3.750%	12/06/2023	3,075,000	3,232,071
Essex Portfolio LP	3.375%	04/15/2026	2,654,000	2,808,251
Essex Portfolio LP	3.875%	05/01/2024	1,950,000	2,052,921
Fifth Third Bancorp	2.375%	01/28/2025	1,770,000	1,816,604
Fifth Third Bancorp	4.300%	01/16/2024	3,440,000	3,638,729
Goldman Sachs	5.750%	01/24/2022	4,750,000	4,764,298
Huntington Bancshares	2.625%	08/06/2024	5,000,000	5,152,550
JP Morgan Chase & Co.	3.375%	05/01/2023	3,212,000	3,314,816
JP Morgan Chase & Co.	3.875%	09/10/2024	1,745,000	1,857,099
Keycorp	4.150%	10/29/2025	4,700,000	5,142,364
M&T Bank Corp.	3.550%	07/26/2023	4,431,000	4,600,397
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	3,830,000	4,041,148
Marsh & McLennan Co. Inc.	3.500%	03/10/2025	1,000,000	1,060,120
Morgan Stanley	3.700%	10/23/2024	2,460,000	2,620,490
Morgan Stanley	4.000%	07/23/2025	2,750,000	2,982,705
National Retail Properties	3.900%	06/15/2024	1,197,000	1,265,097
National Retail Properties	4.000%	11/15/2025	2,965,000	3,216,936
PNC Financial Services	3.900%	04/29/2024	4,840,000	5,123,672
Suntrust Banks Inc.	4.000%	05/01/2025	3,002,000	3,241,470
US Bancorp	3.600%	09/11/2024	6,319,000	6,713,432
Wells Fargo & Co.	3.450%	02/13/2023	4,775,000	4,910,753
Wells Fargo & Co.	3.550%	09/29/2025	600,000	640,656
28.0% – Total Bank and Finance				$97,165,866
Becton Dickinson & Co.	3.363%	06/06/2024	1,235,000	1,293,082
Burlington Northern Santa Fe	3.050%	09/01/2022	1,207,000	1,219,903
Burlington Northern Santa Fe	3.400%	09/01/2024	2,201,000	2,322,781
Chevron Corp.	2.355%	12/05/2022	1,693,000	1,714,281
CVS Health Corp.	3.875%	07/20/2025	4,600,000	4,947,806
Dover Corp.	3.150%	11/15/2025	4,548,000	4,808,009
Eaton Corp.	2.750%	11/02/2022	4,960,000	5,044,419
Enterprise Products	3.350%	03/15/2023	3,300,000	3,379,695
Enterprise Products	3.750%	02/15/2025	1,500,000	1,597,185
Johnson Controls International PLC	3.625%	07/02/2024	2,936,000	3,090,111
Kroger Co.	4.000%	02/01/2024	4,600,000	4,840,120
McDonalds Corp.	2.625%	01/15/2022	1,000,000	1,000,640
McDonalds Corp.	3.350%	04/01/2023	1,265,000	1,302,558
McDonalds Corp.	3.375%	05/26/2025	2,500,000	2,657,275
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of December 31, 2021

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Microsoft Corp.	3.125%	11/03/2025	1,300,000	$1,385,956
Nike Corp.	2.400%	03/27/2025	5,745,000	5,950,039
Norfolk Southern Corp.	2.903%	02/15/2023	4,409,000	4,483,689
Norfolk Southern Corp.	5.590%	05/17/2025	1,000,000	1,124,910
Shell International	3.250%	05/11/2025	6,115,000	6,515,471
Starbucks Corp.	3.100%	03/01/2023	4,765,000	4,885,840
Union Pacific Corp.	3.150%	03/01/2024	2,700,000	2,821,878
Union Pacific Corp.	3.750%	03/15/2024	2,025,000	2,129,247
Walt Disney Co.	1.750%	08/30/2024	4,530,000	4,608,641
21.1% – Total Industrial				$73,123,536
Berkshire Hathaway Energy Co.	2.800%	01/15/2023	1,272,000	1,297,949
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	4,940,000	5,168,524
Duke Energy Corp.	3.050%	08/15/2022	1,200,000	1,211,220
Duke Energy Corp.	3.750%	04/15/2024	4,009,000	4,212,697
Eversource Energy	2.750%	03/15/2022	4,907,000	4,918,482
Georgia Power Co.	2.100%	07/30/2023	1,200,000	1,221,972
Georgia Power Co.	2.200%	09/15/2024	2,043,000	2,088,661
Georgia Power Co.	2.850%	05/15/2022	1,600,000	1,614,880
Interstate Power & Light Co.	3.400%	08/15/2025	4,472,000	4,724,400
Interstate Power & Light Co.	3.250%	12/01/2024	449,000	471,284
National Rural Utility Cooperative Finance Corp.	2.850%	01/27/2025	2,505,000	2,615,420
National Rural Utility Cooperative Finance Corp.	3.250%	11/01/2025	900,000	957,537
Virginia Electric & Power Co.	2.750%	03/15/2023	2,494,000	2,541,760
Wisconsin Power	2.250%	11/15/2022	1,000,000	1,007,830
Xcel Energy Inc.	3.300%	06/01/2025	4,720,000	4,959,210
11.2% – Total Utilities				$39,011,826
60.3% Total Corporate Bonds				$209,301,228
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	261,147
0.1% – Total For Certificates of Deposit				261,147
United States Government Treasury Obligations
Treasury Note (Tbill 13week auction high + 0.049%)*	0.134%	01/31/2023	700,000	700,336
Treasury Note	0.125%	07/15/2023	5,750,000	5,707,772
Treasury Note	0.250%	06/30/2025	2,500,000	2,429,102
Treasury Note	0.375%	01/31/2026	1,000,000	967,813
Treasury Note	1.500%	01/15/2023	7,800,000	7,885,020
Treasury Note	1.625%	08/31/2022	3,500,000	3,531,185
Treasury Note	2.000%	02/15/2025	5,400,000	5,562,864
Treasury Note	2.125%	05/15/2022	5,000,000	5,035,750
Treasury Note	2.250%	04/30/2024	6,000,000	6,196,380
Treasury Note	2.625%	12/31/2023	13,000,000	13,483,990
14.9% – Total United States Government Treasury Obligations				$51,500,212
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of December 31, 2021

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
United States Government Agency Obligations
FHLB	1.375%	08/26/2026	3,700,000	$3,694,298
FHLB	1.375%	09/29/2026	1,585,000	1,581,068
FHLMC	0.450%	07/22/2024	4,000,000	3,940,948
FHLMC	2.375%	01/13/2022	4,000,000	4,002,520
FHLMC	0.375%	05/05/2023	1,121,000	1,118,628
FNMA	0.500%	06/17/2025	4,195,000	4,111,889
FNMA	0.375%	08/25/2025	11,130,000	10,823,068
8.4% – Total United States Government Agency Obligations				$29,272,419
United States Government Agency Obligations – Mortgage-Backed Securities
FHLMC 10/1 Hybrid ARM (12 month ICE LIBOR + 1.860%)*	3.278%	04/01/2042	58,899	60,975
FHLMC Pool G15973	3.000%	07/01/2031	1,256,734	1,320,388
FHLMC Pool G16330	3.500%	08/01/2032	1,258,634	1,329,746
FHLMC Pool G18642	3.500%	04/01/2032	1,412,378	1,493,675
FHLMC Pool ZS9286	4.500%	04/01/2035	1,091,125	1,190,439
FHLMC Pool ZT1964	3.500%	06/01/2032	1,178,940	1,249,264
FHLMC Pool SB0037	2.500%	12/01/2027	828,612	858,384
FHLMC Pool V61479	2.500%	01/01/2032	4,185,070	4,344,981
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	266,169	267,757
FNMA Series 2013-3 Class DK	1.750%	02/25/2033	707,878	718,171
FNMA Series 2013-1 Class LA	1.250%	02/25/2028	1,191,740	1,192,848
FNMA Series 2017-30 Class G	3.000%	07/25/2040	195,358	197,130
FNMA Series 2020-44 Class TE	2.000%	12/25/2035	2,628,414	2,665,265
FNMA Series 2020-95 Class GA	1.000%	01/01/2051	6,606,354	6,439,530
FHLMC Series 4009 Class PA	2.000%	06/15/2041	116,184	117,880
FHLMC Series 4125 Class KP	2.500%	05/15/2041	689,733	704,555
FHLMC Series 4198 Class BE	2.000%	10/15/2040	364,607	367,819
FHLMC Series 4980 Class DB	1.250%	10/25/2034	3,502,157	3,471,285
FHLMC Series 2989 Class TG	5.000%	06/15/2025	138,937	144,442
FNMA 7/1 Hybrid ARM (12 month ICE LIBOR + 1.599%)*	2.752%	02/01/2046	186,388	194,457
FNMA 7/1 Hybrid ARM (12 month ICE LIBOR + 1.600%)*	1.992%	12/01/2044	162,840	169,357
FNMA Pool AL6465	2.920%	11/01/2023	194,048	195,073
FNMA Pool AL7077	4.000%	07/01/2035	668,452	735,625
FNMA Pool AL9230	3.500%	12/01/2029	695,789	733,675
FNMA Pool AM0066	2.630%	08/01/2022	1,534,944	1,536,325
FNMA Pool AN3444	2.230%	11/01/2023	2,903,238	2,945,161
FNMA Pool FM1897	3.000%	09/01/2032	1,380,327	1,450,862
FNMA Pool FM2287	4.500%	03/01/2034	1,439,065	1,549,298
FNMA Pool FM2989	3.000%	09/01/2034	1,198,175	1,259,773
FNMA Pool FM8700	4.500%	07/01/2034	1,639,507	1,775,341
FNMA Pool MA0384	5.000%	04/01/2030	281,285	308,342
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of December 31, 2021

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	47,892	$49,075
GNMA Pool 726475	4.000%	11/15/2024	40,607	41,573
11.8% – Total United States Government Agency Obligations – Mortgage-Backed Securities				$41,078,471
Taxable Municipal Bonds
Allegeny County Pennsylvania	0.843%	11/01/2024	600,000	595,949
Allegeny County Pennsylvania	0.973%	11/01/2025	1,835,000	1,810,020
Franklin County Ohio Convention Facitilites	1.255%	12/01/2025	500,000	497,693
Kansas Development Finance Authority Revenue	3.227%	04/15/2022	1,600,000	1,612,768
Kansas Development Finance Authority Revenue	3.491%	04/15/2023	1,400,000	1,447,418
Kent State University	1.960%	05/01/2024	1,000,000	1,017,630
Kentucky State Property and Lodging Commission	2.080%	11/01/2023	700,000	713,538
Ohio Special Obligation Capital Facilities Lease	1.700%	04/01/2023	500,000	506,600
Pennsylvania State University	1.545%	09/01/2024	1,145,000	1,157,549
Pennsylvania State University	1.645%	09/01/2025	2,000,000	2,019,300
Port of Greater Cincinnati	2.100%	04/01/2023	500,000	505,475
University of Cincinnati General Receipts	1.878%	06/01/2023	1,100,000	1,118,568
Youngstown Ohio	1.000%	07/21/2022	1,000,000	1,003,590
4.0% – Total For Taxable Municipal Bonds				$14,006,098
Total Fixed Income Securities 99.5%				$345,419,575
(Identified Cost $347,133,042)
Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			417,248	417,248
Total Cash Equivalents 0.1%				$417,248
(Identified Cost $417,248)
Total Portfolio Value 99.6%				$345,836,823
(Identified Cost $347,550,290)
Other Assets in Excess of Liabilities 0.4%				$1,490,043
Total Net Assets 100.0%				$347,326,866

*
Variable Rate Security; the rate shown is as of December 31, 2021.

**
Variable Rate Security; as of December 31, 2021, the 7 day annualized yield was 0.02%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of December 31, 2021

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
American Express Co.	4.200%	11/06/2025	3,550,000	$3,907,947
AON Corp.	3.750%	05/02/2029	3,500,000	3,837,435
Bank of America	3.248%	10/21/2027	4,750,000	5,063,975
BB&T Corp.	3.750%	12/06/2023	2,000,000	2,102,160
BB&T Corp.	3.950%	03/22/2022	1,000,000	1,004,330
Essex Portfolio LP	3.000%	01/15/2030	2,120,000	2,221,400
Essex Portfolio LP	4.000%	03/01/2029	1,216,000	1,349,796
Fifth Third Bancorp	2.375%	01/28/2025	3,114,000	3,195,992
Fifth Third Bancorp	4.300%	01/16/2024	700,000	740,439
Huntington Bancshares	4.000%	05/15/2025	3,725,000	4,008,771
JP Morgan Chase & Co.	3.300%	04/01/2026	970,000	1,034,825
JP Morgan Chase & Co.	3.875%	09/10/2024	3,065,000	3,261,896
JP Morgan Chase & Co.	4.493%	03/24/2031	1,000,000	1,157,670
Keycorp	2.550%	10/01/2029	1,655,000	1,693,710
Keycorp	4.100%	04/30/2028	1,000,000	1,120,260
Keycorp	4.150%	10/29/2025	1,000,000	1,094,120
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	1,500,000	1,582,695
Marsh & McLennan Co. Inc.	4.375%	03/15/2029	1,750,000	1,998,640
Morgan Stanley	3.700%	10/23/2024	4,135,000	4,404,767
Morgan Stanley	4.000%	07/23/2025	1,000,000	1,084,620
PNC Financial Services	3.450%	04/23/2029	1,000,000	1,088,360
PNC Financial Services	3.500%	01/23/2024	2,000,000	2,094,380
Suntrust Bank Inc.	4.000%	05/01/2025	2,000,000	2,159,540
US Bancorp	3.000%	07/30/2029	2,125,000	2,243,192
US Bancorp	3.100%	04/27/2026	3,000,000	3,175,980
Wells Fargo & Co.	4.100%	06/03/2026	2,220,000	2,420,932
Wells Fargo & Co.	4.300%	07/22/2027	2,600,000	2,906,254
24.3% – Total Bank and Finance				$61,954,086
CVS Health Corp.	4.300%	03/25/2028	3,200,000	3,593,440
Dover Corp	3.150%	11/15/2025	2,650,000	2,801,501
Eaton Corp.	2.750%	11/02/2022	1,900,000	1,932,338
Emerson Electric Company	2.200%	12/21/2031	5,000,000	4,979,270
Enterprise Products	3.750%	02/15/2025	1,860,000	1,980,509
Enterprise Products	4.150%	10/16/2028	1,300,000	1,458,496
Home Depot Inc.	2.500%	04/15/2027	3,000,000	3,137,100
Johnson Controls International PLC	3.900%	02/14/2026	2,282,000	2,470,105
Kroger Co.	3.500%	02/01/2026	2,100,000	2,250,171
Lowes Cos. Inc.	4.500%	04/15/2030	3,250,000	3,773,055
McDonalds Corp.	3.600%	07/01/2030	3,025,000	3,345,106
Norfolk Southern Corp.	2.900%	06/15/2026	3,790,000	3,997,578
Starbucks Corp.	2.250%	03/12/2030	3,600,000	3,596,850
Union Pacific Corp.	3.500%	06/08/2023	1,650,000	1,709,400
Verizon Communication Inc.	4.016%	12/03/2029	3,235,000	3,626,079
Walt Disney Corp.	3.800%	03/22/2030	4,245,000	4,770,871
19.4% – Total Industrial				$49,421,869
Berkshire Hathaway Energy Co.	3.250%	04/15/2028	2,100,000	2,252,775
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	2,175,000	2,275,615
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of December 31, 2021

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Duke Energy Corp.	2.450%	06/01/2030	2,750,000	$2,737,584
Duke Energy Corp.	2.650%	09/01/2026	1,000,000	1,037,940
Eversource Energy	3.300%	01/15/2028	2,700,000	2,873,907
Eversource Energy	4.250%	04/01/2029	1,000,000	1,116,500
Georgia Power Co.	2.200%	09/15/2024	325,000	332,264
Georgia Power Co.	2.650%	09/15/2029	2,000,000	2,036,980
Georgia Power Co.	2.850%	05/15/2022	1,111,000	1,121,332
Interstate Power & Light Co.	3.400%	08/15/2025	1,035,000	1,093,415
Interstate Power & Light Co.	4.100%	09/26/2028	2,225,000	2,479,318
National Rural Utility Cooperative Finance Corp.	3.400%	02/07/2028	500,000	539,380
National Rural Utility Cooperative Finance Corp.	3.400%	11/15/2023	3,000,000	3,121,950
Virginia Electric & Power Co.	2.750%	03/15/2023	935,000	952,905
Virginia Electric & Power Co.	3.100%	05/15/2025	394,000	413,779
Virginia Electric & Power Co.	3.150%	01/15/2026	500,000	528,335
Virginia Electric & Power Co.	3.450%	02/15/2024	565,000	588,877
Xcel Energy Inc.	3.300%	06/01/2025	3,500,000	3,677,380
11.5% – Total Utilities				$29,180,236
55.2% Total Corporate Bonds				$140,556,191
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	261,147
0.1% – Total For Certificates of Deposit				261,147
United States Government Treasury Obligations
Treasury Note	0.125%	04/30/2022	1,550,000	1,549,940
Treasury Note	0.250%	10/31/2025	5,250,000	5,075,684
Treasury Note	0.625%	12/31/2027	6,000,000	5,742,654
Treasury Note	1.500%	11/30/2024	10,250,000	10,412,565
Treasury Note	1.500%	02/15/2030	3,250,000	3,267,257
Treasury Note	2.000%	11/15/2026	12,500,000	12,937,500
Treasury Note	2.125%	11/30/2023	10,200,000	10,472,136
Treasury Note	2.625%	02/15/2029	8,000,000	8,650,000
Treasury Note	2.750%	02/15/2028	10,250,000	11,079,635
Treasury Note	3.125%	11/15/2028	9,000,000	10,006,920
31.1% – Total United States Government Treasury Obligations				$79,194,291
United States Government Agency Obligations
FHLB	2.875%	09/13/2024	1,500,000	1,575,465
FHLB	3.250%	11/16/2028	1,800,000	2,009,088
1.4% – Total United States Government Agency Obligations				$3,584,553
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month ICE LIBOR + 1.860%)*	3.278%	04/01/2042	63,105	65,331
FHLMC Pool G08068	5.500%	07/01/2035	102,650	116,508
FHLMC Pool G18642	3.500%	04/01/2032	752,733	796,060
FHLMC Pool J12635	4.000%	07/01/2025	119,378	125,730
FHLMC Pool SB0297	3.000%	03/01/2035	2,618,321	2,761,517
FHLMC Pool SC0047	3.000%	01/01/2040	3,827,488	4,035,971
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of December 31, 2021

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
FHLMC Series 2985 Class GE	5.500%	06/15/2025	35,880	$37,933
FHLMC Series 3946 Class LN	3.500%	04/15/2041	310,708	325,029
FHLMC Series 4151 Class PA	2.000%	01/15/2033	1,382,978	1,407,802
FNMA 10/1 Hybrid ARM (12 month ICE LIBOR + 1.780%)*	2.712%	12/01/2041	51,834	53,075
FNMA 7/1 Hybrid ARM (12 month ICE LIBOR + 1.600%)*	1.992%	12/01/2044	167,258	173,952
FNMA Pool AA4392	4.000%	04/01/2039	110,415	120,330
FNMA Pool AN8842	3.320%	04/01/2028	2,500,000	2,676,875
FNMA Pool FM5050	2.500%	02/01/2035	3,482,154	3,604,203
FNMA Pool MA0384	5.000%	04/01/2030	112,514	123,337
FNMA Pool MA1237	3.000%	10/01/2032	1,098,749	1,152,598
FNMA Series 2011-52 Class PC	3.000%	03/25/2041	485,539	504,771
FNMA Series 2012-12 Class KD	2.000%	11/25/2042	702,073	712,365
FNMA Series 2015-37 Class BA	3.000%	08/25/2044	922,290	961,432
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	671,080	693,736
FNMA Series 2016-99 Class TA	3.500%	03/25/2036	345,387	360,104
8.2% – Total United States Government Agency Obligations – Mortgage Backed Securities				$20,808,659
Taxable Municipal Bonds
Kansas Development Finance Authority Revenue	4.091%	04/15/2027	3,000,000	3,339,030
Kentucky Asset Liability Commission Revenue	5.339%	04/01/2022	55,000	55,653
Pennsylvania State University	1.893%	09/01/2026	2,000,000	2,027,160
2.1% – Total Taxable Municipal Bonds				$5,421,843
Total Fixed Income Securities 98.1%				$249,826,684
(Identified Cost $247,871,177)
Preferred Stocks			Shares
Allstate Corp.	5.100%	01/15/2053	59,890	1,581,695
Total Preferred Stocks 0.6%				$1,581,695
(Identified Cost $1,446,031)
Cash Equivalents
First American Government Obligation Fund, Class Z**			1,860,763	1,860,763
Total Cash Equivalents 0.7%				$1,860,763
(Identified Cost $1,860,763)
Total Portfolio Value 99.4%				$253,269,142
(Identified Cost $251,177,971)
Other Assets in Excess of Liabilities 0.6%				$1,456,094
Total Net Assets 100.0%				$254,725,236

*
Variable Rate Security; the rate shown is as of December 31, 2021.

**
Variable Rate Security; as of December 31, 2021, the 7 day annualized yield was 0.02%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Core Bond Fund	Portfolio of Investments as of December 31, 2021

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
American Express Co.	3.000%	10/30/2024	9,135,000	$9,575,672
American Express Co.	3.125%	05/20/2026	1,000,000	1,060,520
AON Corp.	3.500%	06/14/2024	1,650,000	1,734,711
AON Corp.	3.750%	05/02/2029	5,390,000	5,909,650
AON Corp.	3.875%	12/15/2025	1,850,000	2,001,885
AON Corp.	4.000%	11/27/2023	1,000,000	1,047,810
Bank of America Corp.	3.248%	10/21/2027	12,340,000	13,155,674
BB&T Corp.	3.875%	03/19/2029	5,160,000	5,687,146
Essex Portfolio LP	3.000%	01/15/2030	9,426,000	9,876,846
Fifth Third Bancorp	2.375%	01/28/2025	4,913,000	5,042,359
Fifth Third Bancorp	4.300%	01/16/2024	5,500,000	5,817,735
Huntington Bancshares	2.550%	02/04/2030	5,000,000	5,080,900
Huntington Bancshares	2.625%	08/06/2024	5,230,000	5,389,567
JP Morgan Chase & Co.	3.300%	04/01/2026	4,280,000	4,566,032
JP Morgan Chase & Co.	3.875%	09/10/2024	6,670,000	7,098,481
JP Morgan Chase & Co.	4.493%	03/24/2031	2,000,000	2,315,340
Keycorp	2.550%	10/01/2029	3,325,000	3,402,772
Keycorp	4.100%	04/30/2028	3,740,000	4,189,772
Keycorp	4.150%	10/29/2025	1,500,000	1,641,180
Marsh & McLennan Co. Inc.	4.375%	03/15/2029	8,500,000	9,707,680
Morgan Stanley	3.700%	10/23/2024	6,500,000	6,924,060
Morgan Stanley	4.000%	07/23/2025	5,200,000	5,640,024
PNC Bank	3.450%	04/23/2029	11,850,000	12,897,066
Truist Bank	2.250%	03/11/2030	8,000,000	7,985,816
US Bancorp	3.000%	07/30/2029	6,815,000	7,194,050
US Bancorp	3.100%	04/27/2026	4,500,000	4,763,970
Wells Fargo & Co.	4.100%	06/03/2026	7,530,000	8,211,540
Wells Fargo & Co.	4.300%	07/22/2027	4,599,000	5,140,716
25.3% – Total Bank and Finance				$163,058,974
Coca-Cola Corp.	3.450%	03/25/2030	2,730,000	3,022,165
CVS Health Corp.	3.750%	04/01/2030	1,000,000	1,098,150
CVS Health Corp.	4.300%	03/25/2028	9,000,000	10,106,550
Dover Corp.	2.950%	11/04/2029	4,500,000	4,751,550
Dover Corp.	3.150%	11/15/2025	1,500,000	1,585,755
Eaton Corp.	2.750%	11/02/2022	1,945,000	1,978,104
Eaton Corp.	3.103%	09/15/2027	3,721,000	3,978,530
Emerson Electric Inc.	1.950%	10/15/2030	5,160,000	5,087,094
Emerson Electric Inc.	2.200%	12/21/2031	8,000,000	7,966,832
Enterprise Products	4.150%	10/16/2028	9,500,000	10,658,240
Home Depot Inc.	2.500%	04/15/2027	1,515,000	1,584,236
Johnson Controls International PLC	3.625%	07/02/2024	1,225,000	1,289,300
Johnson Controls International PLC	3.900%	02/14/2026	1,000,000	1,082,430
Kroger Co.	2.200%	05/01/2030	1,000,000	995,534
Kroger Co.	3.500%	02/01/2026	3,300,000	3,535,983
Kroger Co.	4.000%	02/01/2024	150,000	157,830
Lowes Cos. Inc.	4.500%	04/15/2030	9,685,000	11,243,704
McDonald’s Corp.	3.600%	07/01/2030	5,955,000	6,585,158
McDonald’s Corp.	2.125%	03/01/2030	3,545,000	3,536,556
Nike Inc.	3.250%	03/27/2040	2,850,000	3,102,681
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Core Bond Fund	Portfolio of Investments as of December 31, 2021

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Starbucks Corp.	2.250%	03/12/2030	10,500,000	$10,490,813
Starbucks Corp.	3.550%	08/15/2029	2,000,000	2,185,920
Union Pacific Corp.	3.500%	06/08/2023	800,000	828,800
Union Pacific Corp.	3.950%	09/10/2028	2,801,000	3,144,235
Verizon Communication Inc.	4.016%	12/03/2029	9,821,000	11,008,261
Verizon Communication Inc.	4.329%	09/21/2028	1,675,000	1,905,011
Walt Disney Corp.	3.800%	03/22/2030	11,455,000	12,874,045
19.5% – Total Industrial				$125,783,467.0
Berkshire Hathaway Energy Co.	3.250%	04/15/2028	1,936,000	2,076,844
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	4,166,000	4,358,719
Duke Energy Corp.	2.450%	06/01/2030	5,000,000	4,977,425
Duke Energy Corp.	2.650%	09/01/2026	6,350,000	6,590,919
Eversource Energy	3.300%	01/15/2028	2,500,000	2,661,025
Eversource Energy	4.250%	04/01/2029	6,924,000	7,730,646
Georgia Power	2.650%	09/15/2029	10,000,000	10,184,900
Interstate Power & Light Co.	2.300%	06/01/2030	1,490,000	1,482,337
Interstate Power & Light Co.	3.400%	08/15/2025	1,525,000	1,611,071
Interstate Power & Light Co.	4.100%	09/26/2028	7,605,000	8,474,252
National Rural Utility Cooperative Finance Corp.	2.950%	02/07/2024	1,000,000	1,036,050
National Rural Utility Cooperative Finance Corp.	3.700%	03/15/2029	3,900,000	4,280,172
Virginia Electric & Power Co.	2.950%	11/15/2026	3,000,000	3,166,350
Virginia Electric & Power Co.	3.100%	05/15/2025	2,732,000	2,869,146
Virginia Electric & Power Co.	3.500%	03/15/2027	3,932,000	4,250,964
Xcel Energy Inc.	3.400%	06/01/2030	4,500,000	4,844,880
Xcel Energy Inc.	4.000%	06/15/2028	7,500,000	8,274,450
12.2% – Total Utilities				$78,870,150
57.0% Total Corporate Bonds				$367,712,591
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	261,147
0.1% – Total For Certificates of Deposit				261,147
United States Government Treasury Obligations
Treasury Note	1.500%	02/15/2030	17,000,000	17,090,270
Treasury Note	1.750%	11/15/2029	2,000,000	2,050,000
Treasury Bond	2.000%	02/15/2050	26,800,000	27,252,384
Treasury Note	2.000%	08/15/2051	25,000,000	25,523,500
Treasury Bond	2.750%	08/15/2047	12,290,000	14,315,884
Treasury Note	2.000%	02/15/2025	34,650,000	35,695,044
Treasury Note	2.500%	05/15/2046	11,800,000	13,050,092
Treasury Note	2.750%	02/15/2028	10,000,000	10,809,400
22.6% – Total United States Government Treasury Obligations				$145,786,574
United States Government Agency Obligations
FHLB	3.250%	11/16/2028	4,250,000	4,743,680
0.7% – Total United States Government Agency Obligations				4,743,680
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month ICE LIBOR + 1.860%)*	3.278%	04/01/2042	63,105	65,331
FHLMC Pool G01880	5.000%	08/01/2035	40,825	45,877
FHLMC Pool G06616	4.500%	12/01/2035	91,558	101,130
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Core Bond Fund	Portfolio of Investments as of December 31, 2021

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
FHLMC Pool G08068	5.500%	07/01/2035	232,079	$263,409
FHLMC Pool G09921	4.000%	07/01/2024	57,205	60,181
FHLMC Pool G15897	2.500%	09/01/2031	7,118,776	7,401,534
FHLMC Pool G18642	3.500%	04/01/2032	1,129,100	1,194,091
FHLMC Pool G18667	3.500%	10/01/2032	894,878	946,387
FHLMC Pool G30933	4.000%	01/01/2036	5,383,013	5,807,679
FHLMC Pool G31087	4.000%	07/01/2038	993,752	1,078,688
FHLMC Pool SC0047	3.000%	01/01/2040	12,747,480	13,441,835
FHLMC Pool V61479	2.500%	01/01/2032	3,746,296	3,889,442
FHLMC Pool ZK6713	3.000%	06/01/2029	4,226,759	4,432,856
FHLMC Pool ZT1964	3.500%	06/01/2032	4,768,097	5,052,514
FHLMC Series 2985 Class GE	5.500%	06/15/2025	31,395	33,191
FHLMC Series 3946 Class LN	3.500%	04/15/2041	310,708	325,029
FHLMC Series 4087 Class PT	3.000%	07/15/2042	501,121	525,892
FHLMC Series 4151 Class PA	2.000%	01/15/2033	2,421,185	2,464,645
FHLMC Series 4161 Class QA	3.000%	02/15/2043	129,861	138,438
FHLMC Series 4582 Class PA	3.000%	11/15/2045	685,561	715,198
FHLMC Series 4689 Class DA	3.000%	07/15/2044	614,677	631,931
FHLMC Series 4709 Class EA	3.000%	01/15/2046	823,852	853,799
FHLMC Series 4808 Class PK	3.500%	10/15/2045	104,453	105,738
FHLMC Series 4887 Class A	3.250%	09/15/2038	861,879	902,948
FNMA 10/1 Hybrid ARM (12 month ICE LIBOR + 1.780%)*	2.712%	12/01/2041	51,834	53,075
FNMA Pool 1107	3.500%	07/01/2032	405,544	432,610
FNMA Pool 889050	6.000%	05/01/2037	160,866	185,014
FNMA Pool 995112	5.500%	07/01/2036	89,877	101,956
FNMA Pool AA4392	4.000%	04/01/2039	110,415	120,330
FNMA Pool AL6923	3.000%	05/01/2030	2,944,124	3,087,356
FNMA Pool AL7077	4.000%	07/01/2035	2,672,474	2,941,030
FNMA Pool AL9309	3.500%	10/01/2031	435,909	461,946
FNMA Pool AN8842	3.320%	04/01/2028	3,000,000	3,212,250
FNMA Pool AN9848	3.740%	07/01/2028	2,500,000	2,682,875
FNMA Pool BL0189	3.830%	10/01/2028	2,000,000	2,161,340
FNMA Pool BL2935	3.150%	06/01/2029	3,000,000	3,271,470
FNMA Pool FM3388	4.000%	03/01/2034	1,762,532	1,856,422
FNMA Pool FM5050	2.500%	02/01/2035	1,852,506	1,917,436
FNMA Pool FM5394	3.000%	03/01/2034	7,425,601	7,777,277
FNMA Pool MA0384	5.000%	04/01/2030	90,011	98,669
FNMA Pool MA2773	3.000%	09/01/2036	1,635,989	1,715,907
FNMA Pool MA3337	4.000%	04/01/2038	643,396	690,010
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	29,292	30,015
FNMA Series 2005-64 Class PL	5.500%	07/25/2035	41,900	46,722
FNMA Series 2011-53 Class DT	4.500%	06/25/2041	139,900	153,933
FNMA Series 2012-12 Class KD	2.000%	11/25/2042	879,065	891,952
FNMA Series 2013-83 Class MH	4.000%	08/25/2043	170,859	184,296
FNMA Series 2014-20 Class AC	3.000%	08/25/2036	190,490	195,114
FNMA Series 2014-28 Class PA	3.500%	02/25/2043	150,517	157,033
FNMA Series 2015-72 Class GB	2.500%	12/25/2042	634,921	651,219
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	1,700,070	1,757,464
FNMA Series 2016-79 Class L	2.500%	10/25/2044	973,998	998,027
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Core Bond Fund	Portfolio of Investments as of December 31, 2021

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
FNMA Series 2016-99 Class TA	3.500%	03/25/2036	292,251	$304,704
FNMA Series 2017-30 Class G	3.000%	07/25/2040	341,876	344,977
FNMA Series 2018-67 Class BA	4.500%	03/25/2046	743,652	781,430
FNMA Series 2019-60 Class DA	2.500%	03/25/2049	2,457,545	2,528,347
FNMA Series 2020-95 Class GA	1.000%	01/01/2051	6,235,589	6,078,128
GNMA GNR 21-175	2.000%	10/20/2051	9,092,969	9,222,726
16.7% – Total United States Government Agency Obligations – Mortgage Backed Securities				$107,570,823
Taxable Municipal Bonds
Cincinnati Children’s Hospital Medical Center	2.853%	11/15/2026	750,000	771,735
Kansas Development Finance Authority Revenue	3.741%	04/15/2025	3,705,000	3,978,503
Kansas Development Finance Authority Revenue	4.091%	04/15/2027	125,000	139,126
Kentucky Asset Liability Commission Revenue	5.339%	04/01/2022	55,000	55,653
Kentucky Property and Buildings Commission Revenue	5.373%	11/01/2025	590,000	643,171
Ohio Higher Education Facilities – Cleveland Clinic Health Systems	3.849%	01/01/2022	945,000	945,000
Ohio University General Receipts	1.766%	12/01/2026	2,000,000	2,006,000
1.3% – Total Taxable Municipal Bonds				$8,539,188
Total Fixed Income Securities 98.4%				$634,614,003
(Identified Cost $630,508,493)
Preferred Stocks			Shares
Allstate Corp.	5.100%	01/15/2053	83,000	2,192,030
Total Preferred Stocks 0.3%				$2,192,030
(Identified Cost $2,034,817)
Cash Equivalents
First American Government Obligation Fund, Class Z**			4,292,806	4,292,806
Total Cash Equivalents 0.7%				$4,292,806
(Identified Cost $4,292,806)
Total Portfolio Value 99.4%				$641,098,839
(Identified Cost $636,836,116)
Other Assets in Excess of Liabilities 0.6%				$3,803,735
Total Net Assets 100.0%				$644,902,574

*
Variable Rate Security; the rate shown is as of December 31, 2021.

**
Variable Rate Security; as of December 31, 2021, the 7 day annualized yield was 0.02%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

Johnson Enhanced Return Fund	Portfolio of Investments as of December 31, 2021

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds
ACE INA Holdings	3.350%	05/15/2024	5,619,000	$5,929,955
American Express Credit	2.500%	08/01/2022	1,700,000	1,716,915
American Express Credit	2.500%	07/30/2024	3,247,000	3,353,924
AON PLC	3.500%	06/14/2024	660,000	693,884
AON PLC	3.875%	12/15/2025	3,999,000	4,327,318
Bank of America	3.875%	08/01/2025	6,099,000	6,618,757
BB&T Corp.	3.750%	12/06/2023	2,725,000	2,864,193
BB&T Corp.	3.625%	09/16/2025	3,540,000	3,788,331
Essex Portfolio LP	3.500%	04/01/2025	1,720,000	1,816,922
Essex Portfolio LP	3.875%	05/01/2024	2,177,000	2,291,902
Fifth Third Bancorp	3.500%	03/15/2022	865,000	867,976
Fifth Third Bancorp	4.300%	01/16/2024	3,964,000	4,193,000
Goldman Sachs	5.750%	01/24/2022	4,720,000	4,734,207
Huntington Bancshares	2.625%	08/06/2024	4,840,000	4,987,668
JP Morgan Chase & Co.	3.875%	09/10/2024	4,704,000	5,006,185
Keycorp	4.150%	10/29/2025	4,562,000	4,991,375
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	4,010,000	4,231,071
Marsh & McLennan Co. Inc.	3.500%	03/10/2025	765,000	810,992
Morgan Stanley	3.700%	10/23/2024	1,200,000	1,278,288
Morgan Stanley	4.000%	07/23/2025	4,200,000	4,555,404
National Retail Properties	4.000%	11/15/2025	3,055,000	3,314,583
PNC Financial Services	2.950%	01/30/2023	3,855,000	3,941,815
PNC Financial Services	3.800%	07/25/2023	1,998,000	2,081,357
PNC Financial Services	3.900%	04/29/2024	425,000	449,909
US Bancorp	2.400%	07/30/2024	4,100,000	4,237,104
US Bancorp	3.600%	09/11/2024	1,685,000	1,790,178
Wells Fargo & Co.	3.450%	02/13/2023	3,815,000	3,923,460
Wells Fargo & Co.	3.550%	09/29/2025	830,000	886,241
27.8% – Total Bank and Finance				$89,682,914
Becton Dickinson & Co.	3.363%	06/06/2024	750,000	785,273
Chevron Corp. (3 month ICE LIBOR + 0.530)*	0.705%	03/03/2022	2,100,000	2,101,386
CVS Health Corp.	3.875%	07/20/2025	3,300,000	3,549,513
Dover Corp.	3.150%	11/15/2025	4,515,000	4,773,123
Eaton Corp.	2.750%	11/02/2022	4,832,000	4,914,241
Enterprise Products	3.350%	03/15/2023	4,407,000	4,513,429
Enterprise Products	3.750%	02/15/2025	500,000	532,395
Exxon Mobile Corp.	2.992%	03/19/2025	1,125,000	1,183,354
Johnson Controls International PLC	3.625%	07/02/2024	4,252,000	4,475,187
Kroger Co.	3.400%	04/15/2022	1,000,000	1,001,110
Kroger Co.	4.000%	02/01/2024	3,795,000	3,993,099
McDonald’s Corp.	2.625%	01/15/2022	2,300,000	2,301,472
The accompanying notes are an integral part of these financial statements.

Johnson Enhanced Return Fund	Portfolio of Investments as of December 31, 2021

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
McDonald’s Corp.	3.375%	05/26/2025	2,545,000	$2,705,106
Microsoft Corp.	3.125%	11/03/2025	1,440,000	1,535,213
Norfolk Southern Corp.	3.650%	08/01/2025	3,300,000	3,531,165
Norfolk Southern Corp.	5.590%	05/17/2025	1,280,000	1,439,885
Shell International	3.250%	05/11/2025	6,270,000	6,680,622
Starbucks Corp.	3.100%	03/01/2023	4,850,000	4,972,996
Union Pacific Corp.	3.150%	03/01/2024	2,800,000	2,926,392
Union Pacific Corp.	3.750%	03/15/2024	450,000	473,166
Walt Disney Corp.	1.750%	08/30/2024	1,640,000	1,668,470
Walt Disney Corp.	1.750%	01/13/2026	3,429,000	3,469,394
19.6% – Total Industrials				$63,525,991
Berkshire Hathaway Energy Company	3.750%	11/15/2023	6,317,000	6,609,224
Duke Energy Corp.	3.750%	04/15/2024	4,610,000	4,844,234
Duke Energy Corp.	3.800%	09/01/2023	890,000	925,297
Eversource Energy	2.750%	03/15/2022	3,938,000	3,947,215
Eversource Energy	2.800%	05/01/2023	850,000	865,657
Georgia Power Co.	2.100%	07/30/2023	1,700,000	1,731,127
Georgia Power Co.	2.200%	09/15/2024	500,000	511,175
Georgia Power Co.	2.850%	05/15/2022	2,800,000	2,826,040
Interstate Power & Light Co.	3.250%	12/01/2024	1,910,000	2,004,793
Interstate Power & Light Co.	3.400%	08/15/2025	2,895,000	3,058,394
National Rural Utility Cooperative Finance Corp.	2.850%	01/27/2025	1,000,000	1,044,080
National Rural Utility Cooperative Finance Corp.	2.950%	02/07/2024	2,030,000	2,103,182
Virginia Electric & Power Co.	2.750%	03/15/2023	3,010,000	3,067,642
Xcel Energy Inc.	3.300%	06/01/2025	4,610,000	4,843,635
11.9% – Total Utilities				$38,381,695
59.3% Total Corporate Bonds				$191,590,600
United States Government Treasury Obligations
Treasury Note(a)	0.125%	04/30/2022	9,250,000	9,249,639
Treasury Note	0.250%	06/30/2025	6,815,000	6,621,733
Treasury Note(a)	1.500%	01/15/2023	6,600,000	6,671,940
Treasury Note(a)	1.500%	02/28/2023	4,085,000	4,133,203
Treasury Note	2.000%	06/30/2024	6,000,000	6,167,340
Treasury Note	2.000%	02/15/2025	4,500,000	4,635,720
Treasury Note	2.000%	08/15/2025	5,045,000	5,203,463
Treasury Note	2.625%	12/31/2023	3,850,000	3,993,336
14.5% – Total United States Government Treasury Obligations				$46,676,374
United States Government Agency Obligations
FHLB	1.375%	08/26/2026	4,100,000	4,093,682
FHLB	1.375%	09/29/2026	1,600,000	1,596,030
FHLMC	0.500%	06/03/2024	1,140,000	1,126,246
The accompanying notes are an integral part of these financial statements.

Johnson Enhanced Return Fund	Portfolio of Investments as of December 31, 2021

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
FHLMC	0.450%	07/22/2024	4,000,000	$3,940,948
FNMA	0.500%	06/17/2025	9,210,000	9,027,532
FNMA	0.375%	08/25/2025	9,195,000	8,941,430
FHLMC	0.375%	09/23/2025	5,945,000	5,782,523
10.7% – Total United States Government Agency Obligations				$34,508,391
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC Pool G16330	3.500%	08/01/2032	1,190,599	1,257,868
FHLMC Pool G18642	3.500%	04/01/2032	1,053,826	1,114,485
FHLMC Pool J12635	4.000%	07/01/2025	37,519	39,515
FHLMC Pool J32364	2.500%	11/01/2028	1,306,970	1,353,367
FHLMC Pool SB0380	3.500%	02/01/2034	1,171,827	1,252,109
FHLMC Pool ZS7207	3.500%	07/01/2030	1,164,750	1,229,510
FHLMC Pool ZT1964	3.500%	06/01/2032	2,292,354	2,429,093
FHLMC Series 4009 Class PA	2.000%	06/15/2041	402,176	408,047
FHLMC Series 4050 Class BG	1.000%	01/15/2041	1,214,946	1,195,361
FHLMC Series 4198 Class BE	2.000%	10/15/2040	1,006,091	1,014,954
FHLMC Series 4271 Class CE	2.000%	08/15/2036	351,794	355,168
FHLMC Series 4287 Class AB	2.000%	12/15/2026	349,253	356,458
FHLMC Series 4709 Class EA	3.000%	01/15/2046	1,006,930	1,043,532
FHLMC Series 5092 Class XC	1.500%	01/15/2041	2,459,846	2,450,804
FNMA 10/1 Hybrid ARM (12 month ICE LIBOR + 1.780%)*	2.712%	12/01/2041	51,834	53,075
FNMA Pool 1106	3.000%	07/01/2032	2,636,203	2,765,404
FNMA Pool 833200	5.500%	09/01/2035	313,775	355,510
FNMA Pool AL7077	4.000%	07/01/2035	1,343,829	1,478,870
FNMA Pool AL9230	3.500%	12/01/2029	1,159,648	1,222,791
FNMA Pool AT2060	2.500%	04/01/2028	1,348,021	1,395,498
FNMA Pool FM1536	2.500%	11/01/2030	547,600	567,259
FNMA Pool FM1973	4.000%	09/01/2036	2,282,768	2,493,239
FNMA Pool FM2287	4.500%	03/01/2034	1,083,416	1,166,405
FNMA Pool FM2989	3.000%	09/01/2034	1,377,901	1,448,739
FNMA Pool FM7224	4.500%	11/01/2038	1,276,312	1,382,246
FNMA Series 2013-3 Class DK	1.750%	02/25/2033	707,878	718,171
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	179,843	180,917
FNMA Series 2015-28 Class P	2.500%	05/25/2045	3,161,282	3,268,639
FNMA Series 2017-30 Class G	3.000%	07/25/2040	195,358	197,130
FNMA Series 2020-44 Class TE	2.000%	12/25/2035	3,217,930	3,263,045
FNMA Series 2020-95 Class GA	1.000%	01/01/2051	2,157,177	2,102,704
GNMA Pool 726475	4.000%	11/15/2024	40,607	41,573
GNMA Pool 728920	4.000%	12/15/2024	58,397	59,850
12.3% – Total United States Government Agency Obligations – Mortgage Backed Securities				$39,661,336
The accompanying notes are an integral part of these financial statements.

Johnson Enhanced Return Fund	Portfolio of Investments as of December 31, 2021

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Taxable Municipal Bonds
Allegheny County Pennsylvania GO	0.694%	11/01/2023	2,200,000	$2,194,399
Franklin County Ohio Convention Facilities	1.155%	12/01/2024	550,000	550,545
Kansas Development Finance Authority Revenue	3.227%	04/15/2022	1,700,000	1,713,566
Kent State University Revenue	1.875%	05/01/2023	1,000,000	1,013,430
Kentucky Asset Liability Commission Revenue	5.339%	04/01/2022	110,000	111,306
Pittsburgh Pennsylvania GO 2020B	0.507%	09/01/2022	500,000	500,560
University of Cincinnati General Receipts	1.878%	06/01/2023	1,200,000	1,220,256
2.2% Total Taxable Municipal Bonds				$7,304,062
Total Fixed Income Securities 99.0%				$319,740,763
(Identified Cost $321,804,723)
Cash & Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			2,299,878	2,299,878
Total Cash Equivalents 0.7%				$2,299,878
(Identified Cost $2,299,878)
Total Portfolio Value 99.7%				$322,040,641
(Identified Cost $324,104,601)
Liabilities in Excess of Other Assets 0.3%				$852,487
Total Net Assets: 100.0%				$322,893,128
Futures Contracts	Long Contracts	Notional Value at Purchase	Notional Value 9/30/2021	Unrealized Appreciation (Depreciation)
E-mini Standard & Poor’s 500 (50 units per contract) expiring December 2021	1,349	315,765,329	320,960,825	5,195,496
		$315,765,329	$320,960,825	$5,195,496

*
Variable Rate Security; the rate shown is as of December 31, 2021.

**
Variable Rate Security; as of December 31, 2021, the 7 day annualized yield was 0.02%.

(a)
All or a portion of this security is held as collateral for futures contracts.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

Johnson Core Plus Bond Fund	Portfolio of Investments as of December 31, 2021

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds
American Express Co.	1.650%	11/04/2026	250,000	$250,660
AON Corp.	3.750%	05/02/2029	215,000	235,728
Bank of America Corp. Senior Unsecured Notes	3.248%	10/21/2027	295,000	314,500
Essex Portfolio LP	3.000%	01/15/2030	225,000	235,762
Fifth Third Bancorp Subordinated Notes	4.300%	01/16/2024	220,000	232,709
Huntington Bankcshares	2.550%	02/04/2030	230,000	233,721
JPMorgan Chase & Co.	4.493%	03/24/2031	270,000	312,571
Keycorp	4.150%	10/29/2025	200,000	218,824
March McLennan Co.	4.375%	03/15/2029	205,000	234,126
Morgan Stanley	4.000%	07/23/2025	215,000	233,193
PNC Financial Services Subordinated Notes	3.900%	04/29/2024	220,000	232,894
Truist Bank	2.250%	03/11/2030	315,000	314,442
U. S. Bancorp.	3.000%	07/30/2029	295,000	311,408
Wells Fargo Subordinated Notes	4.300%	01/22/2027	280,000	312,981
22.4% – Total Bank and Finance				$3,673,519
Ball Corp	2.875%	08/15/2030	170,000	165,416
Becton Dickinson & Co.	3.700%	06/06/2027	220,000	239,895
CCO Holdings LLC Cap Corp.(a)	5.375%	06/01/2029	150,000	161,936
CVS Health Corp.	4.300%	03/25/2028	210,000	235,820
Eaton Corp.	3.103%	09/15/2027	220,000	235,226
Emerson Electric	1.950%	10/15/2030	320,000	315,479
Enterprise Products Inc.	2.800%	01/31/2030	230,000	239,874
H.B. Fuller Co.	4.250%	10/15/2028	160,000	164,810
HCA Inc.	5.375%	02/01/2025	145,000	159,322
Iron Mountain Inc.(a)	4.875%	09/15/2027	160,000	165,856
Johnson Controls International plc	3.900%	02/14/2026	215,000	232,722
Kroger Co.	2.200%	05/01/2030	235,000	233,950
Lowe’s Co.	4.500%	04/15/2030	205,000	237,993
Mattell Inc.(a)	3.750%	04/01/2029	155,000	160,944
McDonald’s Corp.	3.600%	07/01/2030	215,000	237,751
SBA Communications.	3.875%	02/15/2027	160,000	165,187
SS&C Technologies Inc.(a)	5.500%	09/30/2027	150,000	157,095
Starbucks Corp.	2.250%	03/12/2030	235,000	234,794
T-Mobile USA Inc.	3.375%	04/15/2029	160,000	163,234
Union Pacific Co.	3.950%	09/10/2028	210,000	235,733
Verizon Communications	4.016%	12/03/2029	280,000	313,849
Walt Disney Co.	3.800%	03/22/2030	210,000	236,015
Xylem	1.950%	01/30/2028	235,000	233,367
30.0% – Total Industrials				$4,926,268
Berkshire Hathaway Energy Company	3.250%	04/15/2028	220,000	236,005
Duke Energy Corp.	2.450%	06/01/2030	235,000	233,939
Eversource Energy	1.650%	08/15/2030	250,000	234,079
Georgia Power Co.	2.650%	09/15/2029	230,000	234,253
Interstate Power & Light Co.	4.100%	09/26/2028	210,000	234,003
National Rural Utilities Corp.	3.400%	02/07/2028	290,000	312,840
Virginia Electric & Power Co.	3.500%	03/15/2027	215,000	232,441
The accompanying notes are an integral part of these financial statements.

Johnson Core Plus Bond Fund	Portfolio of Investments as of December 31, 2021

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Xcel Energy Inc.	3.400%	06/01/2030	220,000	$236,861
11.9% – Total Utilities				$1,954,421
64.3% Total Corporate Bonds				$10,554,208
United States Government Treasury Obligations
Treasury Note	1.625%	05/15/2026	895,000	910,313
Treasury Note	2.000%	08/15/2051	770,000	786,124
Treasury Note(b)	1.500%	11/30/2024	860,000	873,640
Treasury Note	1.500%	02/15/2030	700,000	703,717
19.9% – Total United States Government Treasury Obligations				$3,273,794
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC Pool ZS9278	4.000%	05/01/2037	437,177	476,987
FHLMC Series 4709 Class EA	3.000%	01/15/2046	311,233	322,546
FHLMC Pool AL5491	4.000%	06/01/2034	422,208	460,485
FHLMC Pool AU7025	3.000%	11/01/2043	433,568	456,477
FHLMC Pool MA1222	4.000%	10/01/2032	445,602	479,112
13.4% – Total United States Government Agency Obligations – Mortgage Backed Securities				$2,195,607
Total Fixed Income Securities 97.6%				$16,023,609
(Identified Cost $16,010,542)
Preferred Stocks			Shares
Allstate Corp.	5.100%	01/15/2053	6,500	171,665
Total Preferred Stocks 1.0%				$171,665
(Identified Cost $170,386)
Cash & Cash Equivalents			Shares
First American Government Obligation Fund, Class Z, 0.02%*			100,996	100,996
First American Government Obligation Fund, Class Y, 0.01%*			2,625	2,625
Total Cash Equivalents 0.7%				$103,621
(Identified Cost $103,621)
Total Portfolio Value 99.3%				$16,298,895
(Identified Cost $16,284,549)
Other Assets in Excess of Liabilities 0.7%				$122,042
Total Net Assets: 100.0%				$16,420,937
Futures Contracts	Long Contracts	Notional Value at Purchase	Notional Value 12/31/2021	Unrealized Appreciation (Depreciation)
United States Ultra Treasury Bond CBT expiring March 2022	4	797,267	788,500	(8,767)
		$797,267	$788,500	$(8,767)

*
The rate shown is the 7-day effective yield as of December 31, 2021.

(a)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. The total fair value of these securities as of December 31, 2021 was $645,831, representing 3.9% of net assets

(b)
All or a portion of this security is held as collateral for futures contracts.

FHLMC – Federal Home Loan Mortgage Corporation
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2021

Statements of Assets and Liabilities
	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund
Assets:
Investment Securities at Fair Value*	$345,836,823	$253,269,142	$641,098,839
Interest Receivable	2,220,294	1,495,570	4,305,877
Fund Shares Sold Receivable	—	13,302	265,370
Receivable for CMO Paydowns	1,143	1,034	1,034
Total Assets	$348,058,260	$254,779,048	$645,671,120
Liabilities:
Accrued Management Fee	$70,301	$53,812	$137,064
Fund Shares Redeemed Payable	661,093	—	631,482
Total Liabilities	$731,394	$53,812	$768,546
Net Assets	$347,326,866	$254,725,236	$644,902,574
Net Assets Consist of:
Paid in Capital	$349,216,988	$252,654,705	$642,328,325
Accumulated Earnings (Losses)	(1,890,122)	2,070,531	2,574,249
Net Assets	$347,326,866	$254,725,236	$644,902,574
Pricing of Class I Shares
Net assets applicable to Class I Shares	$347,319,614	$254,717,848	$640,680,121
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	22,931,383	15,892,257	38,135,305
Net asset value, offering price and redemption price	$15.15	$16.03	$16.80
Pricing of Class F Shares
Net assets applicable to Class F Shares	$7,252	$7,388	$4,222,453
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	473	451	247,474
Net asset value, offering price and redemption price	$15.33	$16.37	$17.06
*Identified Cost of Investment Securities	$347,550,290	$251,177,971	$636,836,116
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2021

Statements of Assets and Liabilities
	Johnson Enhanced Return Fund	Johnson Core Plus Bond Fund
Assets:
Investment Securities at Fair Value*	$322,040,641	$16,298,895
Cash at Broker	—	3,875
Variation Margin Receivable	—	6,250
Interest Receivable	2,043,114	118,089
Receivable from Adviser	—	10,536
Total Assets	$324,083,755	$16,437,645
Liabilities:
Accrued Management Fee	$98,698	$6,208
Accrued Other Expenses	—	10,500
Variation Margin Payable	925,756	—
Fund Shares Redeemed Payable	166,173	—
Total Liabilities	$1,190,627	$16,708
Net Assets	$322,893,128	$16,420,937
Net Assets Consist of:
Paid in Capital	$312,696,916	$16,383,315
Accumulated Earnings	10,196,212	37,622
Net Assets	$322,893,128	$16,420,937
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	18,549,902	1,091,937
Net asset value, offering price and redemption price	$17.41	$15.04
*Identified Cost of Investment Securities	$324,104,601	$16,284,549

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2021

Statements of Operations
	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund
	Year ended 12/31/2021	Year ended 12/31/2021	Year ended 12/31/2021
Investment Income:
Interest	$3,473,770	$4,041,268	$10,872,764
Dividends	941	76,820	107,151
Total Investment Income	$3,474,711	$4,118,088	$10,979,915
Expenses:
Gross Management Fee	$980,301	$705,614	$1,875,560
Distribution Fee	19	19	25,445
Total Expenses	$980,320	$705,633	$1,901,005
Management Fee Waiver (Note #5)	(163,388)	(117,605)	(312,601)
Distribution Fee Waiver (Note #5)	(8)	(8)	(10,842)
Net Expenses	$816,924	$588,020	$1,577,562
Net Investment Income	$2,657,787	$3,530,068	$9,402,353
Realized and Unrealized Gains/(Losses):
Net Realized Gain/(Loss) from Security Transactions	$873,088	$789,992	$(309,808)
Net Change in Unrealized Gain/(Loss) on Investments	(6,681,692)	(8,191,414)	(21,051,353)
Net Gain/(Loss) on Investments	$(5,808,604)	$(7,401,422)	$(21,361,161)
Net Change in Net Assets from Operations	$(3,150,817)	$(3,871,354)	$(11,958,808)
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2021

Statements of Operations
	Johnson Enhanced Return Fund	Johnson Core Plus Bond Fund*
	Year ended 12/31/2021	Period ended 12/31/2021
Investment Income:
Interest	$3,038,584	$36,800
Dividends	1,091	2,078
Total Investment Income	$3,039,675	$38,878
Expenses:
Gross Management Fee	$1,063,086	$8,313
Auditing Expense	—	10,500
Other Expenses	10,461	1,847
Total Expenses	$1,073,547	$20,660
Management Fee Waiver (Note #5)	—	(12,347)
Net Expenses	$1,073,547	$8,313
Net Investment Income	$1,966,128	$30,565
Realized and Unrealized Gains/(Losses):
Net Realized Gain/(Loss) from Security Transactions	$94,501	$29,646
Net Realized Gain from Futures Contracts	71,899,315	—
Net Change in Unrealized Gain/(Loss) on Investments	(5,424,749)	14,346
Net Change in Unrealized Gain/(Loss) on Futures Contracts	2,254,977	(8,767)
Net Gain/(Loss) on Investments	$68,824,044	$35,225
Net Change in Net Assets from Operations	$70,790,172	$65,790

*
Fund operations began November 17, 2021

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2021

Statements of Changes in Net Assets
	Johnson Institutional Short Duration Bond Fund		Johnson Institutional Intermediate Bond Fund		Johnson Institutional Core Bond Fund
	Year ended 12/31/2021	Year ended 12/31/2020	Year ended 12/31/2021	Year ended 12/31/2020	Year ended 12/31/2021	Year ended 12/31/2020
Operations:
Net Investment Income	$2,657,787	$3,260,990	$3,530,068	$3,392,308	$9,402,353	$7,444,639
Net Realized Gain (Loss) from Security Transactions	873,088	343,924	789,992	2,378,288	(309,808)	6,535,775
Net Change in Unrealized Gain (Loss) on Investments	(6,681,692)	3,380,387	(8,191,414)	5,480,058	(21,051,353)	15,210,064
Net Change in Net Assets from Operations	$(3,150,817)	$6,985,301	$(3,871,354)	$11,250,654	$(11,958,808)	$29,190,478
Distributions to Shareholders:
From Class I	$(3,213,191)	$(3,516,307)	$(4,358,445)	$(5,777,067)	$(10,702,031)	$(13,907,824)
From Class F	(61)	(33)	(73)	(121)	(89,976)	(91,578)
Net Change in Net Assets from Capital Share Transactions	$(3,213,252)	$(3,516,340)	$(4,358,518)	$(5,777,188)	$(10,792,007)	$(13,999,402)
Capital Share Transactions:
From Class I
Proceeds from shares sold	$149,905,832	$219,584,891	$70,933,354	$106,958,991	$224,269,336	$337,960,691
Net Asset Value of Shares Issued on Reinvestment of Dividends	1,568,872	1,294,489	1,666,934	1,681,927	8,085,254	10,321,322
Payments for Shares Redeemed	(124,888,404)	(62,050,701)	(29,260,870)	(48,236,675)	(128,870,532)	(65,101,336)
Net Increase from Class I share capital transactions	26,586,300	158,828,679	43,339,418	60,404,243	103,484,058	283,180,677
From Class F
Proceeds from shares sold	—	4,083	—	4,083	7,167,548	7,195,320
Net Asset Value of Shares Issued on Reinvestment of Dividends	61	33	73	121	89,756	17,234
Payments for Shares Redeemed	—	—	—	—	(9,621,351)	(478,394)
Net Increase (Decrease) from Class F share capital transactions	61	4,116	73	4,204	(2,364,047)	6,734,160
Net Change in Net Assets	$20,222,292	$162,301,756	$35,109,619	$65,881,913	$78,369,196	$305,105,913
Net Assets at Beginning of Year	$327,104,574	$164,802,818	$219,615,617	$153,733,704	$566,533,378	$261,427,465
Net Assets at End of Year	$347,326,866	$327,104,574	$254,725,236	$219,615,617	$644,902,574	$566,533,378
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2021

Statements of Changes in Net Assets
	Johnson Enhanced Return Fund		Johnson Core Plus Bond Fund*
	Year ended 12/31/2021	Year ended 12/31/2020	Period ended 12/31/2021
Operations:
Net Investment Income	$1,966,128	$2,756,103	$30,565
Net Realized Gain (Loss) from Security Transactions	94,501	1,161,699	29,646
Net Realized Gain from Futures Contracts	71,899,315	30,521,375	—
Net Change in Unrealized Gain (Loss) on Investments	(5,424,749)	1,795,476	14,346
Net Change in Unrealized (Loss) on Futures Contracts	2,254,977	390,598	(8,767)
Net Change in Net Assets from Operations	$70,790,172	$36,625,251	$65,790
Distributions to Shareholders (see Note 2)	$(95,802,143)	$(13,853,649)	$(28,168)
Capital Share Transactions:
Proceeds from shares sold	$27,199,925	$92,390,446	$16,385,749
Net Asset Value of Shares Issued on Reinvestment of Dividends	95,512,983	13,633,185	28,168
Payments for Shares Redeemed	(36,093,377)	(51,443,976)	(30,602)
Net Increase from Class I share capital transactions	86,619,531	54,579,655	16,383,315
Net Change in Net Assets	$61,607,560	$77,351,257	$16,420,937
Net Assets at Beginning of Year	$261,285,568	$183,934,311	$—
Net Assets at End of Period	$322,893,128	$261,285,568	$16,420,937

*
Fund operations began November 17, 2021

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Short Duration Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$15.44	$15.12	$14.80	$14.96	$14.98
Operations:
Net Investment Income	0.13	0.26	0.35	0.31	0.24
Net Realized and Unrealized Gains/(Losses) on Securities	(0.27)	0.33	0.33	(0.14)	(0.01)
Total Operations	$(0.14)	$0.59	$0.68	$0.17	$0.23
Distributions:
Net Investment Income	(0.15)	(0.27)	(0.36)	(0.33)	(0.25)
Return of Capital(a)	—	—	(0.00)	—	—
Net Realized Capital Gains	—	—	—	—	—
Total Distributions	$(0.15)	$(0.27)	$(0.36)	$(0.33)	$(0.25)
Net Asset Value, end of year	$15.15	$15.44	$15.12	$14.80	$14.96
Total Return(b)	(0.91)%	3.91%	4.65%	1.16%	1.54%
Net Assets, end of year (millions)	$347.32	$327.10	$164.80	$142.03	$139.20
Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%	0.25%	0.25%	0.25%	0.24%
Ratio of Net Investment Income to average net assets before Waiver	0.76%	1.54%	2.30%	2.06%	1.53%
Ratio of Net Investment Income to average net assets after Waiver	0.81%	1.59%	2.35%	2.11%	1.59%
Portfolio Turnover Rate	58.31%	37.11%	48.01%	39.88%	48.04%

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(c)
In 2021, 2020, 2019, 2018, and 2017, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.25%, 0.25%, 0.25%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2022. (Note #5)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Short Duration Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Eight Months ended 12/31/2018*
Net Asset Value, beginning of period	$15.63	$15.20	$14.91	$14.79
Operations:
Net Investment Income	0.10	0.16	0.32	0.18
Net Realized and Unrealized Gains/(Losses) on Securities	(0.27)	0.42	0.33	0.02
Total Operations	$(0.17)	$0.58	$0.65	$0.20
Distributions:
Net Investment Income	(0.13)	(0.15)	(0.36)	(0.08)
Net Realized Capital Gains	—	—	—	—
Total Distributions	$(0.13)	$(0.15)	$(0.36)	$(0.08)
Net Asset Value, end of year	$15.33	$15.63	$15.20	$14.91
Total Return(a)	(1.09)%	3.82%	4.36%	1.37%
Net Assets, end of year (millions)	$0.007	$0.007	$0.003	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%	0.40%	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	0.51%	1.33%	1.98%	1.06%
Ratio of Net Investment Income to average net assets after Waiver	0.66%	1.48%	2.13%	1.21%
Portfolio Turnover Rate	58.31%	37.11%	48.01%	39.88%

*
Fund began operations on May 1, 2018

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2021, 2020, 2019 and 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends, this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2022. (Note #5)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Intermediate Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$16.60	$15.98	$15.27	$15.63	$15.56
Operations:
Net Investment Income	0.25	0.34	0.41	0.41	0.35
Net Realized and Unrealized Gains/(Losses) on Securities	(0.52)	0.80	0.73	(0.35)	0.11
Total Operations	$(0.27)	$1.14	$1.14	$0.06	$0.46
Distributions:
Net Investment Income	(0.26)	(0.35)	(0.42)	(0.42)	(0.36)
Net Realized Capital Gains	(0.04)	(0.17)	(0.01)	—	(0.03)
Total Distributions	$(0.30)	$(0.52)	$(0.43)	$(0.42)	$(0.39)
Net Asset Value, end of year	$16.03	$16.60	$15.98	$15.27	$15.63
Total Return(a)	(1.66)%	7.20%	7.53%	0.42%	2.99%
Net Assets, end of year (millions)	$254.72	$219.61	$153.73	$138.42	$126.54
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%	0.25%	0.25%	0.25%	0.24%
Ratio of Net Investment Income to average net assets before Waiver	1.45%	1.99%	2.57%	2.61%	2.19%
Ratio of Net Investment Income to average net assets after Waiver	1.50%	2.04%	2.62%	2.66%	2.25%
Portfolio Turnover Rate	32.34%	41.17%	32.83%	39.66%	40.37%

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2021, 2020, 2019, 2018, and 2017, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.25%, 0.25%, 0.25%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2022. (Note #5)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Intermediate Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Eight Months ended 12/31/2018*
Net Asset Value, beginning of period	$16.84	$16.09	$15.39	$15.25
Operations:
Net Investment Income	0.22	0.21	0.37	0.22
Net Realized and Unrealized Gains/(Losses) on Securities	(0.53)	0.92	0.75	0.04
Total Operations	$(0.31)	$1.13	$1.12	$0.26
Distributions:
Net Investment Income	(0.12)	(0.21)	(0.41)	(0.12)
Net Realized Capital Gains	(0.04)	(0.17)	(0.01)	—
Total Distributions	$(0.16)	$(0.38)	$(0.42)	$(0.12)
Net Asset Value, end of year	$16.37	$16.84	$16.09	$15.39
Total Return(a)	(1.83)%	7.07%	7.35%	1.72%
Net Assets, end of year (millions)	$0.007	$0.008	$0.003	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%	0.40%	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	1.20%	1.82%	2.26%	1.31%
Ratio of Net Investment Income to average net assets after Waiver	1.35%	1.97%	2.41%	1.46%
Portfolio Turnover Rate	32.34%	41.17%	32.83%	39.66%

*
Fund began operations on May 1, 2018

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2021, 2020, 2019 and 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2022. (Note #5)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Core Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$17.45	$16.41	$15.49	$15.91	$15.73
Operations:
Net Investment Income	0.26	0.34	0.43	0.40	0.37
Net Realized and Unrealized Gains/(Losses) on Securities	(0.62)	1.24	0.94	(0.40)	0.21
Total Operations	$(0.36)	$1.58	$1.37	$(0.00)	$0.58
Distributions:
Net Investment Income	(0.29)	(0.36)	(0.44)	(0.42)	(0.39)
Net Realized Capital Gains	—	(0.18)	(0.01)	—	(0.01)
Total Distributions	$(0.29)	$(0.54)	$(0.45)	$(0.42)	$(0.40)
Net Asset Value, end of year	$16.80	$17.45	$16.41	$15.49	$15.91
Total Return(a)	(2.04)%	9.71%	8.94%	0.13%	3.72%
Net Assets, end of year (millions)	$640.68	$559.67	$261.28	$217.25	$201.22
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%	0.25%	0.25%	0.25%	0.24%
Ratio of Net Investment Income to average net assets before Waiver	1.46%	1.85%	2.59%	2.62%	2.29%
Ratio of Net Investment Income to average net assets after Waiver	1.51%	1.90%	2.64%	2.67%	2.35%
Portfolio Turnover Rate	42.67%	30.08%	28.83%	39.62%	31.42%

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2021, 2020, 2019, 2018, and 2017, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.25%, 0.25%, 0.25%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2022. (Note #5)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Core Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Eight Months ended 12/31/2018*
Net Asset Value, beginning of period	$17.61	$16.49	$15.61	$15.41
Operations:
Net Investment Income	0.33	0.26	0.40	0.23
Net Realized and Unrealized Gains/(Losses) on Securities	(0.71)	1.31	0.92	0.10
Total Operations	$(0.38)	$1.57	$1.32	$0.33
Distributions:
Net Investment Income	(0.17)	(0.27)	(0.43)	(0.13)
Net Realized Capital Gains	—	(0.18)	(0.01)	—
Total Distributions	$(0.17)	$(0.45)	$(0.44)	$(0.13)
Net Asset Value, end of year	$17.06	$17.61	$16.49	$15.61
Total Return(a)	(2.15)%	9.57%	8.56%	2.14%
Net Assets, end of year (millions)	$4.222	$6.867	$0.148	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%	0.40%	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	1.19%	1.49%	2.18%	1.29%
Ratio of Net Investment Income to average net assets after Waiver	1.34%	1.64%	2.33%	1.44%
Portfolio Turnover Rate	42.67%	30.08%	28.83%	39.62%

*
Fund began operations on May 1, 2018

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2021, 2020, 2019 and 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2022. (Note #5)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Enhanced Return Fund

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$19.12	$16.97	$14.21	$16.27	$16.28
Operations:
Net Investment Income	0.14	0.21	0.37	0.35	0.26
Net Realized and Unrealized Gains/(Losses) on Securities	4.94	3.00	4.40	(1.32)	3.21
Total Operations	$5.08	$3.21	$4.77	$(0.97)	$3.47
Distributions:
Net Investment Income	(0.18)	(0.23)	(0.38)	(0.35)	(0.26)
Net Realized Capital Gains	(6.61)	(0.83)	(1.63)	(0.74)	(3.22)
Total Distributions	$(6.79)	$(1.06)	$(2.01)	$(1.09)	$(3.48)
Net Asset Value, end of year	$17.41	$19.12	$16.97	$14.21	$16.27
Total Return(a)	26.51%	19.38%	33.80%	(6.06)%	21.39%
Net Assets, end of year (millions)	$322.89	$261.29	$183.93	$125.93	$137.98
Ratios/supplemental data
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to average net assets	0.65%	1.27%	2.21%	2.00%	1.45%
Portfolio Turnover Rate	40.89%	96.76%	46.04%	73.00%	40.40%

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Core Plus Bond Fund

Selected Data for a Share Outstanding Throughout each Period:
Period ended 12/31/2021*
Net Asset Value, beginning of period	$15.00
Operations:
Net Investment Income	0.03
Net Realized and Unrealized Gains/(Losses) on Securities	0.04
Total Operations	$0.07
Distributions:
Net Investment Income	(0.03)
Net Realized Capital Gains	—
Total Distributions	$(0.03)
Net Asset Value, end of period	$15.04
Total Return(a)(c)	0.44%
Net Assets, end of period (millions)	$16.42
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	1.09%(d)
Ratio of expenses to average net assets after Waiver	0.45%(d)
Ratio of Net Investment Income to average net assets before Waiver	0.96%(d)
Ratio of Net Investment Income to average net assets after Waiver	1.60%(d)
Portfolio Turnover Rate(c)	69.02%

*
Fund began operations on November 17, 2021

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2021, the Adviser waived a portion of the fees — See Note #5.

(c)
Not annualized — this is for the period November 17, 2021 to December 31, 2021

(d)
Annualized

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2021

1)       Organization:
The Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund (the “Bond Funds,”), Johnson Enhanced Return Fund and the Johnson Core Plus Bond Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. The Johnson Core Plus Bond Fund began offering shares publicly on November 17, 2021. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).
The Bond Funds also have an additional share class, Class F shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees and voting rights on matters affecting a single class of shares. Class F shares have a maximum distribution (12b-1) fee of 0.25%, currently waived by the Adviser to 0.15% (see Note 5).
The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle. The investment objective of the Johnson Core Plus Bond Fund is to maximize total return over the long term consistent with the preservation of capital.
2)      Summary of Significant Accounting Policies:
Basis of Accounting:
The financial statements are prepared in accordance with accounting principles generally accepted in the United States of Americas (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies”.
Financial Futures Contracts:
The Enhanced Return Fund invests in stock index futures (equity risk) in an attempt to replicate the returns of the leading large capitalization companies in the leading industries in the U.S. economy. The Fund enters into S&P 500 E-Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are generally held until it is time to roll into the next contracts. The average daily notional value for the year ended December 31, 2021 was $302,318,873. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. The Net Unrealized Gain on futures contracts, as of December 31, 2021, was $5,195,496. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold. Realized gains/losses on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged asset, as well as the risk that the counterparty will fail to perform its obligations.
As of December 31, 2021, the Fund has designated US Treasury Notes with a fair value of  $18,705,273 as collateral against open futures contracts with Wells Fargo Securities. Net variation margin payable on futures contracts as of December 31, 2021 was $925,756.

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2021

2)      Summary of Significant Accounting Policies, continued

The Core Plus Bond Fund may enter into various exchange-traded and over-the-counter derivative contracts for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative contracts include futures, options, swaps, foreign currency futures and forwards. In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps and options on futures) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. As of December 31, 2021, the Core Plus Fund held contracts of U.S. Treasury Ultra Treasury Bond CBT. Average daily notional value for the contracts held in the Core Plus Fund for the period of December 14, 2021 (date of first contract purchase) through December 31, 2021 was $789,548.
As of December 31, 2021, the Fund has designated US Treasury Notes with a fair value of  $31,500 as collateral against open futures contracts with Wells Fargo Services. Net variation margin receivable on futures contracts as of December 31, 2021 was $6,250.
Offsetting Assets and Liabilities:
The Enhanced Return Fund and the Core Plus Bond Fund have adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The Funds’ policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts. As of December 31, 2021, the Funds each have only one position and the variation margin applicable to each of those positions is presented in the Statement of Assets and Liabilities.
The following table presents the Enhanced Return Fund’s liability derivatives available for offset under a master netting agreement, net of collateral pledged as of December 31, 2021.
Liabilities:
Description	Gross amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Gross Amounts Not Offset in the Statement of Assets & Liabilities		Net Amount
				Financial Instruments*	Cash Collateral Pledged/ Received
Futures Contracts	$(925,756)	$—	$(925,756)	$925,756	$—	$—
Total	$(925,756)	$—	$(925,756)	$925,756	$—	$—

*
The amount is limited to the derivative balance, and accordingly, does not include excess collateral pledged.

Investment Income and Realized Capital Gains and Losses on Investment Securities:
Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives or to the earliest call date of the respective securities, in accordance with GAAP. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.
Federal Income Tax:
The Funds have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent is net investment income and net realized capital gains are distributed in accordance with the Code.
In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2021

2)      Summary of Significant Accounting Policies, continued

year) and 98.2% of its net realized capital gains (earned during the 12 months ended December 31 for the Bond Funds, and October 31 for the Enhanced Return Fund and Core Plus Bond Fund) plus undistributed amounts from prior years.
The following information is computed for each item as of December 31, 2021:
	Short Duration	Intermediate	Core	Enhanced Return	Core Plus
Cost of Portfolio Investments	347,588,731	251,203,911	636,889,562	324,133,047	16,284,549
Gross unrealized appreciation	1,220,870	4,349,942	12,464,555	902,638	52,713
Gross unrealized depreciation	(2,972,779)	(2,284,711)	(8,255,279)	(2,995,044)	(38,367)
Net unrealized appreciation	(1,751,909)	2,065,231	4,209,276	(2,092,406)	14,346
Undistributed ordinary income	—	5,301	9,976	4,734,794	23,276
Undistributed Capital Gains	—	—	—	7,553,824	—
Other accumulated gains/(losses)	(138,213)	—	(1,654,003)	—	—
Accumulated Earnings	(1,890,122)	2,070,532	2,574,249	10,196,212	37,622
The difference between the federal income tax cost and the financial statement cost of Funds' portfolio investments is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. The timing differences are temporary in nature and are due to the tax deferral of losses on amortization of bonds, mark to market on futures contracts and wash sales.
As of December 31, 2021, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers which may be carried forward for an indefinite period are as follows:
	Long-term	Short-term	Total
Short Duration	—	$138,213	$138,213
Core Bond Fund	—	1,645,003	1,645,003
In 2021, the Short Duration Fund utilized $354,333 of loss carryforward.
The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statement of Operations. During the year ended December 31, 2021, the Funds did not incur any interest or penalties.
Allocations between Classes:
Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.
Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2021

2)      Summary of Significant Accounting Policies, continued

distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.
For the year ended December 31, 2021, the Funds made the following reclassifications to increase (decrease) the components of the net assets:
	Paid in Capital	Accumulated Earnings
Short Duration Bond Fund	$1,732	$(1,732)
Reasons for the reclassification of components of net assets are attributable to return of capital distributions.
The tax character of the distributions paid as of December 31, 2020 and 2021 are as follows:
		Ordinary Income	Net Realized Long-Term Capital Gain	Total Taxable Distributions Paid	Return of Capital	Total Distributions Paid
Short Duration Bond Fund	2020	3,506,742	—	3,506,742	9,598	3,516,340
	2021	3,205,386	—	3,205,386	7,866	3,213,252
Intermediate Bond Fund	2020	4,253,092	1,524,096	5,777,188	—	5,777,188
	2021	3,799,525	558,993	4,358,518	—	4,358,518
Core Bond Fund	2020	10,120,371	3,879,031	13,999,402	—	13,999,402
	2021	10,791,123	884	10,792,007	—	10,792,007
Enhanced Return Fund	2020	7,301,274	6,552,375	13,853,649	—	13,853,649
	2021	40,209,967	55,592,176	95,802,143	—	95,802,143
Core Plus Fund	2021	28,168	—	28,168	—	28,168

*
Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

3)      Security Valuation and Transactions:
The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time. Fixed income securities typically are valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When the Adviser decides that a price provided by the pricing service does not accurately reflect the market value of the securities, when prices are not readily available from the pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2021

3)      Security Valuation and Transactions, continued

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.
GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
♦
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

♦
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

♦
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Fair Value Measurements:
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.
Corporate Bonds.   Corporate bonds are generally valued at prices obtained from pricing vendors. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.
Certificates of Deposit.   Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.
U.S. Government Securities.   U.S. government securities are generally valued at prices obtained from pricing vendors. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2021

3)      Security Valuation and Transactions, continued

U.S. Agency Securities.   U.S. agency securities are generally valued at prices obtained from pricing vendors. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
Municipal Bonds.   Municipal bonds are generally valued at prices obtained from pricing vendors. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.
Preferred Stocks.   Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Money Market.   Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.
Derivative Instruments.   Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.
The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2021:
Short Duration Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$209,301,228	$—	$209,301,228
Certificates of Deposit	—	261,147	—	261,147
U.S. Treasury Obligations	—	51,500,212	—	51,500,212
U.S. Agency Obligations	—	29,272,419	—	29,272,419
U.S. Agency Obligations – Mortgage-Backed	—	41,078,471	—	41,078,471
Taxable Municipal Bonds	—	14,006,098	—	14,006,098
Cash Equivalents	417,248	—	—	417,248
Total	$417,248	345,419,575	$—	$345,836,823
Intermediate Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$140,556,191	$—	$140,556,191
Certificates of Deposit	—	261,147	—	261,147
U.S. Treasury Obligations	—	79,194,291	—	79,194,291
U.S. Agency Obligations	—	3,584,553	—	3,584,553
U.S. Agency Obligations – Mortgage-Backed	—	20,808,659	—	20,808,659
Taxable Municipal Bonds	—	5,421,843	—	5,421,843
Preferred Stocks	1,581,695	—	—	1,581,695
Cash Equivalents	1,860,763	—	—	1,860,763
Total	$3,442,458	$249,826,684	$—	$253,269,142

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2021

3)      Security Valuation and Transactions, continued

Core Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$367,712,591	$—	$367,712,591
Certificates of Deposit	—	261,147	—	261,147
U.S. Treasury Obligations	—	145,786,574	—	145,786,574
U.S. Agency Obligations	—	4,743,680	—	4,743,680
U.S. Agency Obligations – Mortgage-Backed	—	107,570,823	—	107,570,823
Taxable Municipal Bonds	—	8,539,188	—	8,539,188
Preferred Stocks	2,192,030	—	—	2,192,030
Cash Equivalents	4,292,806	—	—	4,292,806
Total	$6,484,836	$634,614,003	$—	$641,098,839
Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$191,590,600	$—	$191,590,600
U.S. Treasury Obligations	—	46,676,374	—	46,676,374
U.S. Agency Obligations	—	34,508,391	—	34,508,391
U.S. Agency Obligations – Mortgage-Backed	—	39,661,336	—	39,661,336
Taxable Municipal Bonds	—	7,304,062	—	7,304,062
Cash Equivalents	2,299,878	—	—	2,299,878
Sub-Total	$2,299,878	$319,740,763	$—	$322,040,641
Other Financial Instruments**	5,195,496	—	—	5,195,496
Total	$7,495,374	$319,740,763	$—	$327,236,137
Core Plus Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$10,554,208	$—	$10,554,208
U.S. Treasury Obligations	—	3,273,794	—	3,273,794
U.S. Agency Obligations – Mortgage-Backed	—	2,195,607	—	2,195,607
Preferred Stocks	171,665	—	—	171,665
Cash Equivalents	103,621	—	—	103,621
Sub-Total	$275,286	$16,023,609	$—	$16,298,895
Other Financial Instruments**	(8,767)	—	—	(8,767)
Total	$266,519	$16,023,609	$—	$16,290,128

*
See Portfolio of Investments for industry classification.

**
Other financial instruments are futures contracts reflected separately in the Portfolio of Investments, and are reflected at the net unrealized appreciation on the futures contracts.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period.
4)      Portfolio Risks:
Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. As of December 31, 2021, the Overnight and 12-Month USD LIBOR settings will continue to report daily rates through June 30, 2023. Management expects the bonds currently held by the Funds using the LIBOR rate to set the variable rates for the bonds to be sold or mature prior to this date. In the event that a bond may still be held as of this final date, it appears that either the bond will switch over to SOFR (Secured Overnight Financing Rate — a replacement for LIBOR), or the bond will lock in the last known coupon and become a fixed rate bond. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Currently, the Funds have securities (less than 1% of holdings) using LIBOR as a basis for their variable rates.

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2021

4)      Portfolio Risks, continued

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.
5)       Investment Advisory Agreement:
The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as interest), and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly. The Bond Funds F share classes also have a 12b-1 fee at the annual rate of 0.25% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly. The Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 0.35% of the Fund’s average daily net assets. The Johnson Core Plus Bond Fund pays the Adviser a management fee at the annual rate of 0.45% of the Funds’ average daily net assets along with 0.10% of Other Expenses (before the contractual waiver described below) of the Fund’s average daily net assets.
The Adviser received management fees for the year ended December 31, 2021 as indicated below. Effective May 1, 2021, the Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.25%, unchanged from the prior period (May 1, 2020 to April 30, 2021), and for the Bonds Funds F share classes, the adviser has agreed to waive a part of the 12b-1 fee from a maximum of 0.25% to an effective annual rate of 0.15%. The Adviser has the right to remove this fee waiver any time after April 30, 2022. For the Core Plus Bond Fund, the Adviser has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, at least until April 30, 2023, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) of the Fund do not exceed will not exceed 0.45% of the Fund ‘s average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years from the date in which the fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit and any expense limitation in place at the time of recoupment. The Adviser does not intend to seek any recoupment of any fees, or expenses waived or reimbursed pursuant to the agreement. This agreement may be terminated only by the Board of Trustees on 60 days written notice to the adviser.
For the year ended December 31, 2021, information regarding fees was as follows:
Fund	Management Fee	Management Fee Waiver	Effective Fee Ratio	Management Fee & 12b-1 Fee After Waiver	Contractual Waiver	Payable
Short Duration Bond Fund	0.30%	0.05%	0.25%	$816,924	$163,396	$70,301
Intermediate Bond Fund	0.30%	0.05%	0.25%	588,020	117,613	53,812
Core Bond Fund	0.30%	0.05%	0.25%	1,577,562	323,443	137,064
Enhanced Return Fund	0.35%	—	0.35%	1,073,547	—	98,698
Core Plus Bond Fund	0.45%	—	0.45%	8,313	12,347	16,708
6)       Related Party Transactions:
All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the Independent Trustees as a group was $72,000 for the year ended December 31, 2021, which was paid by the Adviser, and as a group they received no

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2021

6)       Related Party Transactions, continued

additional compensation from the Trust. The Trust consists of ten Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund,Johnson Enhanced Return Fund and Johnson Core Plus Bond Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2021, the following are identified as having an ownership of more than 25%:
Short Duration Bond Fund (Class I Shares):
Client accounts managed by the Advisor and held by Charles Schwab & Co	35.73%
Covenant Trust Company	31.49%
Short Duration Bond Fund (Class F Shares):
Client accounts held by the Advisor	100%
Intermediate Bond Fund (Class I Shares):
Covenant Trust Company	42.71%
Client accounts managed by the Advisor and held by Charles Schwab & Co	26.84%
Intermediate Bond Fund (Class F Shares):
Client accounts held by the Advisor	100%
Core Bond Fund (Class I Shares):
Client accounts managed by the Advisor and held by Charles Schwab & Co	30.48%
Core Bond Fund (Class F Shares):
LPL Financial Group	69.78%
Client accounts managed by the Advisor and held by Charles Schwab & Co	26.18%
Enhanced Return Fund:
Client accounts managed by the Advisor and held by Charles Schwab & Co	88.46%
Core Plus Bond Fund:
Client accounts managed by the Advisor and held by Charles Schwab & Co	99.98%
Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These fees are paid by the Adviser.
7)       Purchases and Sales of Securities:
For the year ended December 31, 2021, purchases and sales of investment securities aggregated:
	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Short Duration Bond Fund	$162,605,273	$98,676,868	$62,400,534	$77,049,957
Intermediate Bond Fund	75,018,069	40,062,771	47,119,320	35,130,311
Core Bond Fund	187,746,950	95,295,701	179,400,701	166,897,751
Enhanced Return Fund	135,694,398	56,807,663	70,808,010	56,509,339
Core Plus Bond Fund	12,927,456	—	14,300,696	11,064,267

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2021

8)       Capital Share Transactions:
As of December 31, 2021, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.
	Short Duration Bond Fund
	Class I Shares		Class F Shares
	Year ended 12/31/2021	Year ended 12/31/2020	Year ended 12/31/2021	Year ended 12/31/2020
Issued	9,780,042	14,248,957	—	261
Reinvested	102,496	84,281	4	2
Redeemed	(8,134,538)	(4,049,488)	—	—
Change in shares outstanding	1,748,000	10,283,750	4	263
Shares outstanding, beginning of period	21,183,383	10,899,633	469	206
Shares outstanding, end of period	22,931,383	21,183,383	473	469
	Intermediate Bond Fund
	Class I Shares		Class F Shares
	Year ended 12/31/2021	Year ended 12/31/2020	Year ended 12/31/2021	Year ended 12/31/2020
Issued	4,357,931	6,405,223	—	241
Reinvested	102,798	101,507	4	7
Redeemed	(1,795,095)	(2,898,069)	—	—
Change in shares outstanding	2,665,634	3,608,661	4	248
Shares outstanding, beginning of period	13,226,623	9,617,962	447	199
Shares outstanding, end of period	15,892,257	13,226,623	451	447
	Core Bond Fund
	Class I Shares		Class F Shares
	Year ended 12/31/2021	Year ended 12/31/2020	Year ended 12/31/2021	Year ended 12/31/2020
Issued	13,186,206	19,345,514	417,147	407,063
Reinvested	477,422	592,448	5,241	980
Redeemed	(7,608,542)	(3,777,802)	(564,819)	(27,094)
Change in shares outstanding	6,055,086	16,160,160	(142,431)	380,949
Shares outstanding, beginning of period	32,080,219	15,920,059	389,905	8,956
Shares outstanding, end of period	38,135,305	32,080,219	247,474	389,905
	Enhanced Return Fund		Core Plus Bond Fund
	Year ended 12/31/2021	Year ended 12/31/2020	Period Ended* 12/31/2021
Issued	1,292,949	5,493,586	1,092,101
Reinvested	5,443,728	748,479	1,879
Redeemed	(1,849,266)	(3,415,468)	(2,043)
Change in shares outstanding	4,887,411	2,826,597	1,091,937
Shares outstanding, beginning of period	13,662,491	10,835,894	—
Shares outstanding, end of period	18,549,902	13,662,491	1,091,937

*
Fund began operations November 17, 2021

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2021

9)      Borrowings:
The Short Duration Bond Fund, Intermediate Bond Fund, Core Bond Fund and Enhanced Return Fund each has an unsecured line of credit up to 33.3% of its net assets, with a total maximum of  $60,000,000.
Borrowings under the agreement bear interest at the sum equal to the Prime lending rate. During the year or period ended December 31, 2021, none of the Funds borrowed against the line of credit.
10)       Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
11)      Indemnification:
In the normal course of business, the Trust, on behalf of the Funds, enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.
12)      Subsequent Events:
Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

DISCLOSURE OF EXPENSES (Unaudited)	December 31, 2021

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of  $1,000 invested in the Funds on June 30, 2021 and held through December 31, 2021.
The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.
Short Duration Bond Fund	Beginning Account Value June 30, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 – December 31, 2021
Class I – Actual Fund Return	$1,000.00	$990.96	$1.25
Class I – Hypothetical Return	$1,000.00	$1,023.95	$1.29
Class F – Actual Fund Return	$1,000.00	$989.12	$2.01
Class F – Hypothetical Return	$1,000.00	$1,023.19	$2.06
Intermediate Bond Fund
Class I – Actual Fund Return	$1,000.00	$983.51	$1.25
Class I – Hypothetical Return	$1,000.00	$1,023.95	$1.29
Class F – Actual Fund Return	$1,000.00	$981.78	$2.00
Class F – Hypothetical Return	$1,000.00	$1,023.19	$2.06
Core Bond Fund
Class I – Actual Fund Return	$1,000.00	$979.63	$1.25
Class I – Hypothetical Return	$1,000.00	$1,023.95	$1.29
Class F – Actual Fund Return	$1,000.00	$978.45	$1.99
Class F – Hypothetical Return	$1,000.00	$1,023.19	$2.06
Enhanced Return Fund
Actual Fund Return	$1,000.00	$1,265.74	$2.00
Hypothetical Return	$1,000.00	$1,023.44	$1.81

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Institutional Bond Funds, the expense ratio (after waiver) is 0.25% (I shares), and 0.40% (F shares), and for the Enhanced Return Fund, the expense ratio is 0.35%.

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program (Unaudited)

The Johnson Mutual Funds Trust (“Trust”) has established a liquidity risk management program (the “Program”) to manage the portfolio liquidity risk for each fund in the Trust (each a “Fund”) in accordance with Rule 22e-4 under the Investment Company Act of 1940 (“the Rule”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of compliance personnel and portfolio managers of the Adviser. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.
The Program is designed to enable the Funds to assess and manage their liquidity risk in compliance with the requirements of the Rule. Liquidity risk means the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re- classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.
The Board met on December 1, 2021 to review the liquidity risk management program applicable to each Fund. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation. The Committee reported during the meeting that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. There were no material changes to the Program during the reporting period. The report provided to the Board stated that the Committee concluded that based on the operation of the functions of the Program is operating as intended and is effective in implementing the requirements of the Rule.

ADDITIONAL INFORMATION	December 31, 2021

Proxy Disclosure
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Availability of Schedules of Portfolio Investments:
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year at www.johnsonmutualfunds.com or on Form N-PORT. The Funds’ holdings are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) by visiting www.johnsonmutualfunds.com; or (3) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Code of Ethics
The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:
Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Johnson Mutual Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the funds listed below, each a series of Johnson Mutual Funds Trust (the “Funds”), as of December 31, 2021, and the related statements of operations, changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.
Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights
Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 2020	For the years ended December 31, 2021, 2020, 2019, 2018, and 2017
Johnson Core Plus Bond Fund	For the period from November 17, 2021 (commencement of operations) through December 31, 2021
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Funds’ auditor since 2004.
COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2022

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.
NAME, ADDRESS AND AGE	CURRENT POSITION HELD WITH TRUST	YEAR SERVICE COMMENCED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD DURING THE PAST FIVE YEARS
INTERESTED TRUSTEE
Timothy E. Johnson (79) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	10	None
INDEPENDENT TRUSTEES
Ronald H. McSwain (79) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	10	None
John R. Green (79) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company; Purchases Director, Global Baby Care	10	None
James J. Berrens (56) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Christian Community Health Services: Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015	10	None
Dr. Jeri B. Ricketts (64) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Retired Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati (2002-2018); Associate Professor Emeritus of Accounting, University of Cincinnati since 1986	10	None

TRUSTEES AND OFFICERS (Unaudited)

NAME, ADDRESS AND AGE	CURRENT POSITION HELD WITH TRUST	YEAR SERVICE COMMENCED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD DURING THE PAST FIVE YEARS
OFFICERS
Jason O. Jackman (50) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser	N/A	N/A
Marc E. Figgins (57) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Director of Fund Services for the Trust’s Adviser	NA	NA
Scott J. Bischoff (55) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Chief Compliance Officer of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (50) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Fund Administration & Compliance Associate for the Trust’s Adviser	NA	NA

Trustees and Officers
Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary
Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170
Custodian
US Bank
425 Walnut Street
Cincinnati, OH 45202
Independent Registered Public Accounting Firm
Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115
Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.
Investment Company Act #811-7254

Item 2. Code of Ethics.

(a)            As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)            For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)            Amendments: During the period covered by the report, the code of ethics was amended, to remove language related to trading against any restricted list, beginning February 19, 2019, attached herewith.

(d)            Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)            Not applicable.

(f)            The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds

3777 West Fork Road

Cincinnati OH 45247

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that that the registrant does not have an audit committee financial expert serving on its Audit Committee as defined by the SEC. The board determined that, although none of the Audit Committee members meet the technical definition of an audit committee financial expert as defined by the SEC, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the consensus of the Trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if an issue ever arises, the committee will consider hiring an expert to assist as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2020	$69,450.00
FY 2021	$71.700.00

(b)	Audit-Related Fees

	Registrant	Adviser
FY 2020	$4,600.00	$9,500.00
FY 2021	$4,600.00	$9,500.00

(c)	Tax Fees

	Registrant	Adviser
FY 2020	$24,750.00	$0.00
FY 2021	$27,000.00	$0.00

Nature of the services:      The auditor completed the annual tax returns.

(d)	All Other Fees

	Registrant	Adviser
FY 2020	$0.00	$0.00
FY 2021	$0.00	$0.00

(e)	(1)	Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. All non-audit services provided to the Trust or the Adviser by the Trust’s principal accountant are specifically approved in advance on a case-by-case basis by the Board’s audit committee.

(2)	Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All non-audit services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

(f)  During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)            The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2020	$24,750.00	$0.00
FY 2021	$27,000.00	$0.00

(h)            Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)            Based on an evaluation of the registrant’s disclosure controls and procedures as of December 28, 2021, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)            There were no significant changes in the registrant’s internal control over financial reporting that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)      Revised code of ethics is filed herewith.

(a)(2)      Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By:	/s/Jason O. Jackman
Jason O. Jackman, President
Date March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jason O. Jackman
Jason O. Jackman, President
Date March 9, 2022

By:	/s/ Marc E. Figgins
Marc E. Figgins, Treasurer
Date March 9, 2022